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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SUPERVALU INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, July 17, 2012

        The Annual Meeting of Stockholders of SUPERVALU INC. will be held on Tuesday, July 17, 2012, at 10:30 a.m., local time, at Sheraton Westport Lakeside Chalet, 191 Westport Plaza, St. Louis, Missouri 63146 and on the Internet at www.proxyvote.com or www.virtualshareholdermeeting.com/svu, for the following purposes:

  1)
  to elect 11 directors;

  2)
  to ratify the appointment of KPMG LLP as independent registered public accountants;

  3)
  to hold an advisory vote on executive compensation;

  4)
  to vote on approval of the SUPERVALU INC. 2012 Stock Plan;

  5)
  to vote on approval of the amendment of the Directors' Deferred Compensation Plan;

  6)
  to vote on approval of the amendment to the Restated Certificate of Incorporation to reduce the supermajority voting thresholds;

  7)
  to vote on approval of the amendment to the Restated Bylaws to reduce the supermajority voting thresholds;

  8)
  to vote on approval of the amendment to the Restated Certificate of Incorporation to change the par value of the common stock; and

  9)
  to transact such other business as may properly come before the meeting.

Record Date

        The Board of Directors has fixed the close of business on May 22, 2012 as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the meeting. Holders of SUPERVALU's common stock are entitled to one vote for each share held of record on the record date.

        IMPORTANT:    We hope you will be able to attend the meeting in person and you are cordially invited to attend. If you expect to attend the meeting, please check the appropriate box on the proxy card when you return your proxy by mail or follow the instructions on your proxy card to vote and confirm your attendance by telephone or Internet.

PLEASE NOTE THAT YOU WILL NEED PROOF
THAT YOU OWN SUPERVALU STOCK TO BE ADMITTED TO THE MEETING

        Record stockholder:    If your shares are registered directly in your name, please bring proof of stock ownership.

        Shares held in street name by a broker or a bank:    If your shares are held for your account in the name of a broker, bank or other nominee, please bring a current brokerage statement, letter from your stockbroker or other proof of stock ownership to the meeting.

 Virtual Meeting Option

        If you are unable to attend the Annual Meeting of Stockholders in person, you may attend and participate in the meeting via the Internet, including submitting questions, at www.proxyvote.com or

www.virtualshareholdermeeting.com/svu. Instructions on how to participate and demonstrate proof of stock ownership are posted at www.proxyvote.com.

        If you need special assistance because of a disability, please contact the Corporate Secretary's office, by mail at P.O. Box 990, Minneapolis, Minnesota 55440 or by telephone at (952) 828-4000.

BY ORDER OF THE BOARD OF DIRECTORS

Todd N. Sheldon Senior Vice President, General Counsel and Corporate Secretary

June 4, 2012

ATTENDING THE ANNUAL MEETING OF STOCKHOLDERS

Attending in person

  •
  Doors open at 10:00 a.m. Central Time

  •
  Meeting starts at 10:30 a.m. Central Time

  •
  You do not need to attend the meeting to vote if you submitted your proxy in advance of the meeting

  •
  The use of cameras and recording devices is prohibited

Attending and participating via the Internet

  •
  Webcast starts at 10:30 a.m. Central Time

  •
  Stockholders may vote and submit questions while attending the meeting via the Internet

  •
  Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com

  •
  You may directly link to the virtual stockholder meeting at www.virtualshareholdermeeting.com/svu

  •
  Anyone can view the meeting live via the Internet at www.svu.com

  •
  Webcast replay will be available until August 14, 2012.

PROXY STATEMENT TABLE OF CONTENTS

PROXY STATEMENT

        The Board of Directors of SUPERVALU INC. is soliciting proxies for use at the 2012 Annual Meeting of Stockholders to be held on Tuesday, July 17, 2012, at 10:30 a.m., Central Time, at Sheraton Westport Lakeside Chalet, St. Louis, Missouri, 63146 and on the Internet at www.proxyvote.com or www.virtualshareholdermeeting/svu, and at any adjournment or postponement of the meeting. The proxy materials were either made available to you over the Internet or mailed to you beginning on or about June 7, 2012.

VOTING PROCEDURES

Number of Shares Outstanding

        SUPERVALU has one class of capital stock outstanding, common stock. The holders of common stock are entitled to one vote for each share held. As of May 22, 2012, the record date for the meeting, 213,685,353 shares of common stock were outstanding and are eligible to vote at the meeting.

Vote Required and Method of Counting Votes

        You may vote "FOR," "AGAINST" or "ABSTAIN" on Items 1 through 8 described below. If you submit your proxy, but abstain from voting, your shares will be counted as present at the meeting for the purpose of determining a quorum.

        If you hold your shares in street name and do not provide voting instructions to your broker, they will be counted as present at the meeting for the purpose of determining a quorum and may be voted on Item 2 (Ratification of the Appointment of the Independent Registered Public Accountants) at the discretion of your broker. If you hold your shares in street name, it is critical that you cast your vote if you want it to count for Item 1 (Election of Directors), Item 3 (Advisory Vote on Executive Compensation), Item 4 (Approval of the SUPERVALU INC 2012 Stock Plan), Item 5 (Approval of the Amendment of the. SUPERVALU INC. Directors' Deferred Compensation Plan), Item 6 (Approval of the Amendment to the Restated Certificate of Incorporation to reduce the supermajority voting thresholds), Item 7 (Approval of the Amendment to the Restated Bylaws to reduce the supermajority voting thresholds) and Item 8 (Approval of the Amendment to the Restated Certificate of Incorporation to change the par value of the common stock). If you hold your shares in street name and you do not indicate how you want your shares voted in the election of directors and on Items 3 through 8, your bank or broker is not allowed to vote those shares on your behalf on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors and on Items 3 through 8, no votes will be cast on your behalf.

        The following is an explanation of the vote required for each of the items to be voted on.

        Item 1.    Election of Directors.    Each director nominee receiving a majority of the votes cast will be elected as a director. This means that the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that director nominee in order for that nominee to be elected as a director. If, however, the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by a plurality of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors. A plurality means that the 11 director nominees that receive the highest number of votes cast will be elected. In either event, shares not present at the meeting and shares voting "ABSTAIN" have no effect on the election of directors.

        Item 2.    Ratification of the Appointment of the Independent Registered Public Accountants.    The affirmative vote of a majority of the shares of common stock, present and entitled to vote at the meeting is required for the approval of this proposal. If you submit your proxy but abstain from voting, your shares will be counted as present at the meeting for the purpose of calculating the vote on this proposal. Shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        Item 3.    Advisory Vote on Executive Compensation.    The affirmative vote of a majority of the shares of common stock, present and entitled to vote at the meeting is required for the approval of this proposal. If you submit your proxy but abstain from voting, your shares will be counted as present at the meeting for the purpose of calculating the vote on this proposal. Shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        Item 4.    Approval of the SUPERVALU INC. 2012 Stock Plan.    The affirmative vote of a majority of the shares of common stock, present and entitled to vote at the meeting is required for the approval of this proposal. If you submit your proxy but abstain from voting, your shares will be counted as present at the meeting for the purpose of calculating the vote on this proposal. Shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        Item 5.    Approval of the amendment of the SUPERVALU INC. Directors' Deferred Compensation Plan.    The affirmative vote of a majority of the shares of common stock, present and entitled to vote at the meeting is required for the approval of this proposal. If you submit your proxy but abstain from voting, your shares will be counted as present at the meeting for the purpose of calculating the vote on this proposal. Shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        Item 6.    Approval of the amendment to the Restated Certificate of Incorporation to reduce the supermajority voting thresholds.    The affirmative vote of (i) at least 75% of the outstanding shares of common stock entitled to vote and (ii) at least a majority of the outstanding shares entitled to vote, exclusive of all shares of common stock beneficially owned, directly or indirectly, by any corporation, person or entity, which was, as of the record date, the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares entitled to vote, is required for the approval of this proposal. Shares not voting and shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        Item 7.    Approval of the amendment to the Restated Bylaws to reduce the supermajority voting thresholds.    The affirmative vote of at least 75% of the shares of common stock entitled to vote is required for the approval of this proposal. Shares not voting and shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        Item 8.    Approval of the amendment to the Restated Certificate of Incorporation to change the par value of the common stock.    The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for the approval of this proposal. Shares not voting and shares voting "ABSTAIN" on this proposal have the same effect as a vote against this proposal.

        YOUR VOTE IS VERY IMPORTANT.    Whether or not you expect to attend the meeting in person or via the Internet, please submit your proxy vote in one of the following ways:

  •
  Voting by Mail.  If you wish to vote by mail, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided.

  •
  Voting by Telephone and the Internet.  If you wish to vote by telephone or Internet, please follow the instructions on the enclosed proxy card. If you vote by telephone or Internet, you do not need to return the proxy card.

  •
  Shares held in Street Name.  If your shares are held in the name of a bank, broker or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Telephone and Internet voting are also available to stockholders owning stock through most major banks and brokers.

  •
  Voting by Participants in Employee Benefit Plans.  If you own shares of SUPERVALU common stock as a participant in one or more of our employee benefit plans, you will receive a single proxy card that covers both the shares credited to your plan account(s) and the shares you own that are registered in the same name. If any of your plan accounts are not in the same name as your shares of record, you may receive separate proxy cards for the shares held in each named account. Proxies submitted by plan participants will serve as voting instructions to the trustee for that plan whether provided by mail, telephone or Internet. If you do not make an affirmative election as to how you want your shares to be voted, the trustee will vote those shares in the same proportion as other participants in that plan affirmatively elected to vote their shares.

  •
  Revoking Your Proxy.  With the exception of shares held in employee benefit plan accounts, you may revoke your proxy at any time before your shares are voted by sending a written statement to the Corporate Secretary, or by submitting another proxy with a later date. You may also revoke your proxy by voting at the meeting in person or via the Internet. With respect to shares held in employee benefit plan accounts, you may revoke your proxy for those shares up until noon on July 16, 2012.

        It is important that all stockholders vote. If you submit a proxy by mail, telephone or Internet without indicating how you want to vote, your shares will be voted as recommended by the Board of Directors.

ATTENDING THE ANNUAL MEETING

        If you plan to attend the Annual Meeting in person or via the Internet, you will need to provide proof that you own SUPERVALU stock in order to be admitted to the meeting.

  •
  Record Stockholders.  If you are a record stockholder (i.e., a person who owns shares registered directly in his or her name with SUPERVALU's transfer agent) and plan to attend the meeting, please indicate this when voting, either by marking the attendance box on the proxy card or responding affirmatively when prompted during telephone or Internet voting.

  •
  Owners of Shares Held in Street Name.  Beneficial owners of SUPERVALU common stock held in street name by a broker, bank or other nominee will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letters from the broker, bank or other nominee are examples of proof of ownership. If your shares are held in street name and you want to vote in person at the meeting, you must obtain a written proxy from the broker, bank or other nominee holding your shares.

  •
  Internet Participants. If you wish to attend the meeting via the Internet, instructions on how to participate and demonstrate proof of stock ownership are posted at www.proxyvote.com. Stockholders attending the meeting via the Internet may vote during the meeting. In order to vote or submit a question during the meeting, you will need to follow the instructions posted at www.proxyvote.com or www.virtualshareholdermeeting.com/svu.

        If you vote in person or via the Internet at the meeting, your vote will replace any votes you previously submitted by proxy.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth information with respect to the only persons or groups known to us as of May 22, 2012, to be the beneficial owners of more than five percent of SUPERVALU common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
(1) FMR LLC	14,922,240	7.03%
(2) The Vanguard Group, Inc.	14,771,689	6.96%
(3) State Street Corporation	13,963,544	6.6%
(4) BlackRock, Inc.	11,628,653	5.48%
(5) LSV Asset Management	10,897,054	5.14%

(1)
Share ownership is as of December 31, 2011, as set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2012. According to that filing, FMR LLC ("FMR") is deemed to beneficially own 14,922,240 shares of SUPERVALU common stock. Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR and a registered investment adviser, reported beneficial ownership of 13,226,260 shares as a result of acting as investment adviser to various investment companies (the "Funds"). Fidelity Low-Priced Stock Fund reported beneficial ownership of 12,600,000 shares, or 5.937% of SUPERVALU's outstanding common stock. Edward C. Johnson, III, Chairman of FMR, and FMR, through its control of Fidelity, and the Funds each reported sole dispositive power of the shares owned by the Funds and Mr. Johnson and FMR also each reported sole dispositive power of the 1,615,100 shares owned by Pyramis Global Advisors Trust Company, an indirect wholly owned subsidiary of FMR. Mr. Johnson and FMR each reported sole voting power with respect to 1,683,392 shares. Members of Mr. Johnson's family are the predominant owners, directly or through trusts, of Series B voting common shares of FMR representing approximately 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders of FMR have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Neither Mr. Johnson nor FMR has the sole power to vote or direct the vote of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity votes the shares held by the Funds pursuant to written guidelines established by the Boards of Trustees of the Funds.

(2)
Share ownership is as of December 31, 2011, as set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2012. According to that filing, The Vanguard Group, Inc. ("Vanguard") is deemed to beneficially own 14,771,689 shares of SUPERVALU common stock. Vanguard reported sole voting power with respect to 288,377 shares, sole dispositive power with respect to 14,483,312 shares and shared dispositive power with respect to 288,377 shares. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, reported beneficial ownership of 288,377 shares as a result of serving as investment manager of collective trust accounts and directs the voting of the shares it beneficially owns.

(3)
Share ownership is as of December 31, 2011, as set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2012. According to that filing, State Street Corporation is deemed to beneficially own 13,963,544 shares of SUPERVALU common stock, with shared voting power and shared dispositive power as to 13,963,544 of such shares.

(4)
Share ownership is as of December 31, 2011, as set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2012. According to that filing, BlackRock, Inc. is deemed to beneficially own 11,628,653 shares of SUPERVALU common stock, with sole voting power and sole dispositive power as to 11,628,653 of such shares.

(5)
Share ownership is as of December 31, 2011, as set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2012. According to that filing, LSV Asset Management is deemed to beneficially own 10,897,054 shares of SUPERVALU common stock, with sole voting power and sole dispositive power as to 10,897,054 of such shares.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth information as of May 10, 2012 concerning beneficial ownership of SUPERVALU's common stock by each director and director nominee, for each of the executive officers named in the Summary Compensation Table (the "Named Executive Officers") and for all of our directors and executive officers as a group.

        The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire currently or within 60 days.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class
Donald R. Chappel	60,944	*
Irwin S. Cohen	85,851	*
Ronald E. Daly	81,920	*
Susan E. Engel	107,931	*
Philip L. Francis	112,085	*
Craig R. Herkert	942,779	*
Edwin C. Gage	108,371	*
Steven S. Rogers	86,997	*
Matthew E. Rubel	43,160	*
Wayne C. Sales	118,386	*
Kathi P. Seifert	68,989	*
Sherry M. Smith	252,720	*
Janel S. Haugarth	369,008	*
Peter J. Van Helden	272,737	*
J. Andrew Herring	230,169	*
All directors and executive officers as a group (22 persons)	3,500,711	1.6%

*
Less than 1 percent

(1)
All persons listed have sole voting and investment power with respect to all of the shares listed except: (i) the following non-employee director who has shared voting and investment power, as follows: Mr. Gage, 8,000 shares and (ii) the following non-employee directors who have sole voting power, but no investment power, over shares held in the Directors' Deferred Compensation Plan as follows: Mr. Chappel, 44,804 shares; Mr. Cohen, 43,431 shares; Mr. Daly, 45,500 shares; Ms. Engel, 65,511 shares; Mr. Francis, 69,665 shares; Mr. Gage, 40,447 shares; Mr. Rogers, 37,666 shares; Mr. Rubel, 30,020 shares; Mr. Sales, 87,290 shares and Ms. Seifert, 32,565 shares.

(2)
Includes shares underlying options exercisable within 60 days of May 10, 2012, as follows: Mr. Chappel, 6,140; Mr. Cohen, 42,420; Mr. Daly, 36,420; Ms. Engel, 42,420; Mr. Francis, 36,420; Mr. Gage, 42,420; Mr. Herkert, 571,454; Mr. Rogers, 42,420; Mr. Rubel, 6,140; Mr. Sales, 30,420; Ms. Seifert, 30,420; Ms. Smith, 166,532; Ms. Haugarth, 246,419; Mr. Van Helden, 206,532; Mr. Herring, 151,490; and all directors and executive officers as a group, 2,056,705.

 MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        The Board of Directors held 5 regular meetings and 2 special meetings during the last fiscal year. Each director attended at least 75 percent of the meetings of the Board and its committees on which the director served.

        The Board maintains four standing committees: Audit, Corporate Governance and Nominating, Finance and Leadership Development and Compensation, each of which has a separate written charter that is available on SUPERVALU's website at http://www.supervalu.com. Click on the tab "Site Map" and then the caption "Corporate Governance" under the heading "About Us."

        Membership on the Audit, Corporate Governance and Nominating and Leadership Development and Compensation Committees is limited to non-employee directors. The Board of Directors has determined that all of its non-employee directors, and therefore each member of the Audit, Corporate Governance and Nominating and Leadership Development and Compensation Committees, are independent directors under the New York Stock Exchange ("NYSE") listing standards. The Board has also determined that all non-employee director nominees are independent under the NYSE listing standards and the rules of the Securities and Exchange Commission (the "SEC").

        The non-employee directors of the Company are Donald R. Chappel, Irwin S. Cohen, Ronald E. Daly, Susan E. Engel, Philip L. Francis, Edwin C. Gage, Steven S. Rogers, Matthew E. Rubel, Wayne C. Sales and Kathi P. Seifert.

Audit Committee

        The following directors served on the Audit Committee in fiscal 2012: Irwin S. Cohen (Chairperson), Donald R. Chappel, Philip L. Francis, Steven S. Rogers and Kathi P. Seifert. The Board has determined that all members of the Audit Committee are financially literate under the NYSE listing standards and that Irwin S. Cohen, Donald R. Chappel and Philip L. Francis qualify as "audit committee financial experts" under the NYSE listing standards and the rules of the SEC. The Audit Committee met 4 times during the last fiscal year.

        The primary responsibilities of the Audit Committee are to assist the Board of Directors in:

  •
  its oversight of our accounting and financial reporting principles and policies, and our internal controls and procedures;

  •
  its oversight of our financial statements and the independent registered public accountants;

  •
  selecting, appointing, compensating, evaluating and, where deemed appropriate, replacing the independent registered public accountants; and

  •
  evaluating the independence of the independent registered public accountants.

Corporate Governance and Nominating Committee

        The following directors served on the Corporate Governance and Nominating Committee in fiscal 2012: Wayne C. Sales, Ronald E. Daly, Philip L. Francis, Edwin C. Gage and Steven S. Rogers. Mr. Sales served as Chairperson of the Corporate Governance and Nominating Committee until January 9, 2012 when the Board of Directors revised the Board's Governance Principles to require that the Non-Executive Chairman of the Board and the Chairperson of the Corporate Governance and Nominating Committee be held by different directors. Because Mr. Sales is currently serving as Non-Executive Chairman of the Board, he resigned as Chairperson of the Corporate Governance and Nominating Committee on January 9, 2012 and Mr. Rogers was appointed Chairperson of the committee. The Corporate Governance and Nominating Committee met 4 times during the last fiscal year.

        The mission of the Corporate Governance and Nominating Committee is to recommend a framework to assist the Board in fulfilling its corporate governance responsibilities. In carrying out its mission, the Corporate Governance and Nominating Committee establishes and regularly reviews the Board's policies and procedures, which provide:

  •
  criteria for the size and composition of the Board;

  •
  policies on the structure and operations of Board committees;

  •
  procedures for the conduct of Board meetings, including executive sessions of the Board;

  •
  policies on director retirement and resignation; and

  •
  criteria regarding personal qualifications needed for Board membership.

        In addition, the Corporate Governance and Nominating Committee has the responsibility to:

  •
  consider and recommend nominations for Board membership and the composition of Board committees;

  •
  evaluate our Board practices and those of other well-managed companies and recommend appropriate changes to the Board (see "Board Practices" below);

  •
  evaluate the members of our Board on an annual basis and provide opportunities for director education;

  •
  consider governance issues raised by stockholders and recommend appropriate responses to the Board; and

  •
  consider appropriate compensation for directors.

        For a description of the Corporate Governance and Nominating Committee's processes and procedures for the consideration and determination of director compensation, see "Director Compensation."

Finance Committee

        The following directors served on the Finance Committee in fiscal 2012: Charles M. Lillis, Donald R. Chappel, Irwin S. Cohen, Susan E. Engel and Matthew E. Rubel. Mr. Lillis served as Chairperson of the Finance Committee until his retirement from the Board effective as of July 26, 2011. Following Mr. Lillis' retirement, Mr. Chappel served as Chairperson of the Finance Committee. The Finance Committee met 4 times during the last fiscal year.

        The primary responsibilities of the Finance Committee are to review our financial structure, policies and future financial plans and to make recommendations concerning them to the Board. In carrying out these responsibilities, the Finance Committee periodically reviews:

  •
  our annual operating and capital budgets as proposed by management, and our performance as compared to the approved budgets;

  •
  our dividend policy and rates;

  •
  investment policies and performance of company-sponsored retirement plans;

  •
  our insurance and financial risk management programs;

  •
  our material financing arrangements;

  •
  our capital structure, including key financial ratios such as debt to equity ratios and coverage of fixed charges, capital allocation and return on capital investments; and

  •
  proposals for changes in our capitalization, including purchases of treasury stock.

Leadership Development and Compensation Committee

        The following directors served on the Leadership Development and Compensation Committee in fiscal 2012: Susan E. Engel (Chairperson), Ronald E. Daly, Edwin C. Gage, Charles M. Lillis, Matthew E. Rubel and Kathi P. Seifert. Mr. Lillis served on the Leadership Development and Compensation Committee until his retirement from the Board effective as of July 26, 2011. The Leadership Development and Compensation Committee met 5 times during the last fiscal year.

        The primary responsibilities of the Leadership Development and Compensation Committee are to:

  •
  determine the process to evaluate the performance of the Chief Executive Officer (the "CEO");

  •
  review and recommend to the Board the compensation of the CEO;

  •
  review and recommend to the Board major changes in executive compensation programs, executive stock options and retirement plans for officers;

  •
  consider and make recommendations to the Board concerning the annual election of corporate officers and the succession plan for the CEO;

  •
  approve annual salaries and bonuses of corporate officers and other executives at specified levels;

  •
  review and approve participants and performance targets under our annual and long-term incentive compensation plans;

  •
  retain and terminate any firm or other professional used to assist in the evaluation of directors and senior executives, including the CEO, and to approve the terms of and fees for such retention;

  •
  approve equity grants and awards under our stock plan, bonus and other incentive plans;

  •
  review with management the Compensation Discussion and Analysis; and

  •
  review periodic reports from management with respect to whether the Company's compensation programs and policies are reasonably likely to have a material adverse effect on the Company.

        For a description of the Leadership Development and Compensation Committee's processes and procedures for the consideration and determination of executive compensation, see "Compensation Discussion and Analysis."

BOARD PRACTICES

        In order to help our stockholders better understand our Board practices, we are including the following description of current practices. The Corporate Governance and Nominating Committee periodically reviews these practices.

Leadership Structure

        The Board determines the best board leadership structure for SUPERVALU from time to time. The Board believes that it is not in the best interest of the Company or our stockholders to have an inflexible rule regarding whether the offices of Chairman and CEO must be separate. When a vacancy occurs in the office of either the Chairman or the CEO, the Board will consider the specific characteristics and circumstances existing at that time and will determine whether the role of Chairman should be separate from that of the CEO and, if the roles are separate, whether the Chairman should be selected from the independent directors or from management.

        In 2010, the Board determined that it was in the best interest of the Company to separate the positions of CEO and Chairman and to elect a Non-Executive Chairman. Wayne C. Sales was elected to that role following the 2010 Annual Meeting of Stockholders, assuming his continued service on the Board of Directors. It is expected that Mr. Sales will serve as the Non-Executive Chairman for a two-year term, contingent upon re-election to the Board of Directors. At the end of that two-year term, the Board will reevaluate its leadership structure. The Board believes this leadership structure affords the Company an effective combination of internal and external experience, continuity and independence that will serve the Board and the Company well. Mr. Sales' term will end at the 2012 annual meeting. The Board will consider renewing Mr. Sales' term in advance of the 2012 Annual Meeting of Stockholders.

Evaluation of Board Performance

        In order to continue to evaluate and improve the effectiveness of the Board, under the guidance of the Corporate Governance and Nominating Committee, our Board annually evaluates the Board's performance as a whole. The evaluation process includes a survey of the individual views of all directors, a summary of which is then shared with the Board. The Board conducted an evaluation in fiscal 2012 with the assistance of an outside consultant in which each director was evaluated on ten competencies as a way to improve each director's performance. A similar evaluation process is expected to occur following the 2012 Annual Meeting of Stockholders and biannually thereafter. Each active Board Committee also evaluates its own performance annually.

Size of the Board

        As provided by our bylaws, the Board of Directors shall consist of not less than 10, nor more than 15 directors. The exact number of directors shall be determined from time to time by resolution adopted by a majority of the whole Board of Directors or of the holders of at least 75% of the stock of the Corporation entitled to vote, considered for the purpose as one class. The Board believes that the size of the Board should accommodate the objectives of effective discussion and decision-making and adequate staffing of Board committees.

        The Board of Directors currently consists of 11 members and we anticipate it will continue to consist of 11 members following the 2012 Annual Meeting of Stockholders.

Director Independence

        The Board believes that a substantial majority of its members should be independent, non-employee directors. It is the Board's policy that no more than two members of the Board will be employees of SUPERVALU. These management members will include the CEO and up to one additional person whose duties and responsibilities identify them as a top management individual of SUPERVALU. Only one member of the Board, Craig R. Herkert, is or will be an employee of SUPERVALU, assuming all nominees are elected. The Board has determined that all non-employee directors and all non-employee director nominees meet the requirements for independence under the NYSE listing standards.

Outside Board Memberships

        The Board has determined that in order for directors to fulfill their duties as directors, there should be a limit on the number of public company boards on which each director may serve. Currently, no director can serve on more than five public company boards, including our Board. Additionally, any director that also serves as a chief executive officer generally should not serve on more than three public company boards, including our Board, in addition to their employer's board. Pursuant to this policy, service on the board of a parent and its wholly owned subsidiary counts as a single board. Positions held as of October 2011 in excess of these limits may be maintained unless the Board determines that it impairs a director's service on the Board.

Director Retirement

        It is Board policy that non-employee directors retire at the annual meeting following the date they attain the age of 74 and that non-employee directors elected after February 27, 1994 may serve a maximum term of 15 years. Directors who change the occupation they held when initially elected to the Board are expected to offer to resign from the Board. At that time, the Corporate Governance and Nominating Committee will review the continuation of Board membership under these new circumstances and make a recommendation to the full Board.

        The Board also has adopted a policy that requires employee directors, including the CEO, to retire from the Board at the time of a change in their status as an officer of SUPERVALU or separation from SUPERVALU.

Selection of Directors

        The Corporate Governance and Nominating Committee is the standing committee responsible for determining the slate of director nominees for election by stockholders. The Corporate Governance and Nominating Committee considers and evaluates potential Board candidates based on the criteria set forth below and makes its recommendation to the full Board. The criteria applied to director candidates stress independence, integrity, experience and sound judgment in areas relevant to our business, financial acumen, interpersonal skills, a proven record of accomplishment, a willingness to commit sufficient time to the Board, the ability to challenge and stimulate management and diversity. The Corporate Governance and Nominating Committee views diversity in its broadest sense, which includes gender, ethnicity, education, experience and leadership qualities. The Corporate Governance and Nominating Committee will use the same process and criteria for evaluating all nominees, regardless of whether the nominee is submitted by a stockholder or by some other source.

        Directors and management are encouraged to submit the name of any candidate they believe to be qualified to serve on the Board, together with background information on the candidate, to the Chairperson of the Corporate Governance and Nominating Committee. In accordance with procedures set forth in our bylaws, stockholders may propose, and the Corporate Governance and Nominating Committee will consider, nominees for election to the Board of Directors by giving timely written notice to the Corporate Secretary, which for this Proxy must have been received at our principal executive offices no later than the close of business on March 28, 2012 and no earlier than February 27, 2012. Any such notice must include the name of the nominee, a biographical sketch and resume, contact information and such other background materials on such nominee as the Corporate Governance and Nominating Committee may request.

Executive Sessions of Outside Directors

        Non-employee directors generally meet together as a group, without the CEO or any other employees in attendance, during each Board meeting. The Non-Executive Chairman presides over each executive session of the Board.

Non-Executive Chairman

        In 2010, our Board established the position of Non-Executive Chairman and elected Mr. Sales to serve in that role. The primary responsibilities of our Non-Executive Chairman include:

  (a)
  ensuring that the respective responsibilities of the Board and management are understood, and that the boundaries between the Board and management responsibilities are respected;

  (b)
  working with the CEO to develop an appropriate schedule of Board meetings, seeking to ensure that the Board can perform its duties responsibly while recognizing and supporting the operational demands of the Company;

  (c)
  working with the CEO and Board members to develop the agendas for the Board meetings;

  (d)
  conferring with the Corporate Governance and Nominating Committee regarding recommendations with respect to the membership of the Board's committees and the selection and rotation of committee chairs;

  (e)
  chairing all meetings of the Board and presiding at all stockholder meetings;

  (f)
  scheduling, developing the agenda for and presiding at all executive sessions of the Board and at meetings of the Board's outside directors, and communicating to the CEO the substance of the discussions occurring at such sessions and meetings;

  (g)
  acting as principal liaison between the non-employee directors and the CEO on sensitive issues, although any non-employee director maintains the right to communicate directly with the CEO on any matter;

  (h)
  serving as an ex officio member of each committee and working with the Board committee chairs on the performance of their designated roles and responsibilities;

  (i)
  assessing and advising the CEO as to the quality, quantity and timeliness of the flow of information from Company management that is necessary for the Board to effectively and responsibly perform its duties. Although Company management is responsible for the preparation of materials for the Board, the Non-Executive Chairman will consider requests from any Board member regarding the inclusion of specific information in such material and all directors maintain the right to communicate directly with members of management;

  (j)
  recommending to the Board the retention of any consultants who will report directly to the Board on board matters (as opposed to committee consultants);

  (k)
  acting as a direct conduit to the Board for stockholders, employees and the public;

  (l)
  monitoring significant issues and risks between meetings of the Board and assuring that the entire Board becomes involved when appropriate;

  (m)
  leading the Board in anticipating and responding to crises, including temporary incapacity of the CEO;

  (n)
  upon recommendation of the Corporate Governance and Nominating Committee, interviewing candidates for the Board that are proposed to be presented to the Board for consideration;

  (o)
  in conjunction with the Corporate Governance and Nominating Committee, overseeing the evaluation process regarding the performance of individual directors;

  (p)
  working with the Chairperson of the Leadership Development and Compensation Committee on the process for compensating and evaluating the CEO, consistent with the principle that the CEO reports to the full Board and not to the Non-Executive Chairman;

  (q)
  working with the Chairperson of the Leadership Development and Compensation Committee on succession planning for the CEO and senior management;

  (r)
  assisting the Board and the Company in assuring compliance with and implementation of the Governance Principles; and

  (s)
  chairing the Executive Committee of the Board.

 Board's Role in Risk Oversight

        The Board takes an active role in risk oversight related to the Company both as a full Board and through its Committees. The Board meets in executive session, without Mr. Herkert present, after each regularly scheduled Board meeting to, among other things, assess the quality of the meetings and to provide its observations to Mr. Herkert.

        In addition, the Company conducts an annual enterprise wide risk assessment. A formal report is delivered to the Audit Committee, the chair of which provides a synopsis to the Board. Risk assessment updates are provided if required. The objectives for the risk assessment process include: (i) facilitating the NYSE governance requirement that the Audit Committee discuss policies around risk assessment and risk management; (ii) developing a defined list of key risks to be shared with the Audit Committee, Board and senior management; (iii) determining whether there are risks that require additional or higher priority mitigation efforts; (iv) facilitating discussion of the risk factors to be included in Item 1A of the Company's Annual Report on Form 10-K and (v) guiding the development of the internal audit plans.

Compensation Risk Assessment

        The Company has historically maintained a prudent and appropriately risk-balanced approach to its incentive compensation programs to ensure that such programs promote the long-term interests of our stockholders and do not contribute to unnecessary risk-taking, and will continue to do so. The Company, through its Leadership Development and Compensation Committee ("Committee"), regularly engages in a process to evaluate whether its executive and broad-based compensation programs contribute to unnecessary risk-taking and has concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company. The Committee directly engages its compensation consultant, Towers Watson, to assist the Committee in its evaluation. In accordance with the Committee's direction, Towers Watson performs a compensation risk assessment of the Company's executive and broad-based compensation programs and makes an independent report to the Committee. The risk assessment completed by Towers Watson in fiscal 2012 concluded that the Company's executive and broad-based compensation programs do not present any area of significant risk, noting that the plans are well-aligned with the Committee's compensation design principles and that individual business units do not pose a significant risk to the overall enterprise given the interdependence of key business units and the management of cross-enterprise risks. Additionally, the Committee noted in its evaluation that the Company has implemented a clawback policy and maintains stock ownership guidelines for its directors and officers, each of which further supports the risk-balanced approach to incentive compensation.

Attendance at Stockholder Meetings

        The Board does not have a formal policy regarding director attendance at the Annual Meeting of Stockholders. However, all directors are strongly encouraged to attend the meeting. All of the incumbent directors attended the 2011 Annual Meeting of Stockholders.

Stock Ownership Guidelines

        Non-employee directors are required to acquire and own SUPERVALU common stock with a fair market value of five times a director's annual retainer within five years after the director is first elected.

Governance Principles

        The Board maintains a formal statement of Governance Principles that sets forth the corporate governance practices for SUPERVALU. The Governance Principles are available on our website at

http://www.supervalu.com. Click on the tab "Site Map" and then the caption "Corporate Governance" under the heading "About Us."

Policy and Procedures Regarding Transactions with Related Persons

        The Board of Directors of the Company has adopted a Policy and Procedures Regarding Transactions with Related Persons. This policy delegates to the Audit Committee responsibility for reviewing, approving or ratifying transactions with "related persons" that are required to be disclosed under the rules of the SEC. Under the policy, a "related person" includes any of the directors or executive officers of the Company, certain stockholders and their immediate families. The policy applies to transactions where the Company is a participant, a related person will have a direct or indirect material interest and the amount involved exceeds $120,000. Under the policy, management of the Company is responsible for disclosing to the Audit Committee all material information related to any covered transaction in order to give the Audit Committee an opportunity to authorize, approve or ratify the covered transaction based upon its determination that the covered transaction is fair and reasonable and on terms no less favorable to the Company than could be obtained in a comparable arm's length transaction with an unrelated third party. A copy of the Policy and Procedures Regarding Transactions with Related Persons is available on SUPERVALU's website at http://www.supervalu.com. Click on the tab "Site Map" and then the caption "Corporate Governance" under the heading "About Us."

Other Matters Relating to Directors

        Susan E. Engel, one of our directors, served as chairwoman and chief executive officer of Lenox Group Inc., a tabletop, giftware and collectibles company, from November 1996 until she retired in January 2007. In November 2008, Lenox Group filed a voluntary petition for relief under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York.

ELECTION OF DIRECTORS (ITEM 1)

        Directors are elected for a term of one year. If a vacancy exists or occurs during the year, the vacant directorship may be filled by the vote of the remaining directors until the next annual meeting, at which time the stockholders elect a director to fill the vacancy. There are currently 11 members of the Board.

        Our bylaws require directors to be elected by the majority of the votes cast with respect to such director in uncontested elections. A majority of the votes cast means that the number of shares voted "FOR" a director must exceed the number of votes cast "AGAINST" that director. In a contested election, a situation in which the number of nominees exceeds the number of directors to be elected, the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. A plurality means that the nominees receiving the highest number of votes cast will be elected.

        If a nominee who is serving as a director is not elected at the Annual Meeting, under Delaware law the director would continue to serve on the Board as a "holdover director." However, under our bylaws, any director who fails to be elected must offer to tender his or her resignation to the Board of Directors. The Corporate Governance and Nominating Committee will then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Corporate Governance and Nominating Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board's decision. If a nominee who was not already serving as a director is not elected at the Annual Meeting, under Delaware law that nominee would not become a director and would not serve on the Board of Directors as a "holdover director."

        Donald R. Chappel, Irwin S. Cohen, Ronald E. Daly, Susan E. Engel, Philip L. Francis, Edwin C. Gage, Craig R. Herkert, Steven S. Rogers, Matthew E. Rubel, Wayne C. Sales and Kathi P. Seifert are nominated for one-year terms expiring in 2013. The Board of Directors has been informed that each nominee is willing to serve as a director. However, if any nominee is unable to serve or for good cause will not serve, the proxy may be voted for another person as the persons named on the proxies decide.

        The following sets forth information, as of May 22, 2012, concerning the 11 nominees whose terms of office will continue after the Annual Meeting, based on the current composition of the Board.

 NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING
FOR A ONE-YEAR TERM EXPIRING IN 2013

DONALD. R. CHAPPEL, age 61
 Mr. Chappel, a director of SUPERVALU since 2010, serves as Senior Vice President and Chief Financial Officer of The Williams Companies, Inc., a position he has held since April 2003. Mr. Chappel also serves as Chief Financial Officer and a director of Williams Partners GP LLC, the general partner of Williams Partners L.P. Mr. Chappel was Chief Financial Officer, from August 2007, and a director, from January 2008, of Williams Pipeline GP LLC, the general partner of Williams Pipeline Partners L.P., until its merger with Williams Partners L.P. in August 2010. Prior to joining Williams, Mr. Chappel held various financial, administrative, and operational leadership positions. Among his many qualifications, Mr. Chappel brings significant experience in finance and accounting as a senior finance executive of several large public companies. Mr. Chappel is included in Institutional Investor magazine's Best CFOs listing for 2012, 2011, 2010, 2008, 2007, and 2006.
Mr. Chappel also serves as a director of The Children's Hospital Foundation at St. Francis and of Family & Children's Services of Oklahoma.

IRWIN S. COHEN, age 71
 Mr. Cohen, a director of SUPERVALU since 2003, is a Retired Partner of Deloitte & Touche LLP, a professional services firm, providing audit, tax, financial advisory and consulting services. Mr. Cohen, who joined Deloitte in 1962 and became a partner in 1972, served as the Global Managing Partner of the Consumer Products, Retail and Services Practice of Deloitte from 1997 to 2003. Mr. Cohen also founded and led Deloitte's Consumer Products, Retail and Services Practice as it grew to serve over 100 countries in Europe, Asia Pacific and the Americas. Mr. Cohen brings considerable experience in retail and accounting as a result of his experience with Deloitte.
Mr. Cohen is also a Director and Chair of the Audit Committee of Stein Mart Inc., a discount fashion retailer with sales in excess of $1 billion. In addition, he serves on the Board of several private and not-for-profit companies and is a Senior Advisor to Peter J. Solomon Company.

RONALD E. DALY, age 65
 Mr. Daly, a director of SUPERVALU since 2003, is the former Chief Executive Officer and President of Océ USA Holding, Inc., a subsidiary of Océ N.V., a supplier of digital document management technology and services. Mr. Daly held that position from 2002 to 2004. Prior to that, Mr. Daly spent 38 years with RR Donnelley, holding various positions in operations, eventually becoming the president of its largest business unit. Among many qualifications, Mr. Daly brings significant experience in business strategy as a senior executive of large companies, as well as significant supply chain and technology experience.
Mr. Daly is also a director of United States Cellular Corporation, the nation's fifth-largest, full-service wireless carrier. In addition, Mr. Daly also serves on four non-profit boards, including AARP, a nonprofit, nonpartisan organization.

SUSAN E. ENGEL, age 65
 Ms. Engel, a director of SUPERVALU since 1999, is the Chief Executive Officer of Portero Luxury, Inc., an internet retailer of luxury pre-owned and vintage personal accessories. Prior to joining Portero Luxury in 2009, Ms. Engel served as Chairwoman and CEO of Lenox Group Inc. (the successor to Department 56, Inc.), a designer and marketer of tabletop, giftware and collectible products from 1996 until she retired in January 2007. Among many qualifications, Ms. Engel brings significant consulting and retail experience, including as a senior executive of a public company.
Ms. Engel is also a director of Wells Fargo & Company, a diversified financial services company with $1.2 trillion in assets.

PHILIP L. FRANCIS, age 65
 Mr. Francis, a director of SUPERVALU since 2006, retired as the Executive Chairman of PetSmart, Inc., a specialty retailer of services and solutions for pets in 2012. Mr. Francis transitioned to the role of Executive Chairman in 2009, following his retirement as Chief Executive Officer at PetSmart, a position he held from 1999 to 2009. Prior to joining PetSmart, Mr. Francis was the President and CEO of Shaw's Supermarkets. Among many qualifications, Mr. Francis brings significant retail industry experience, as well as experience in business strategy as a senior executive of a large public company.
Mr. Francis continues to be a director of PetSmart. He is also a director of CareFusion Corporation, which is a leading, global medical device company created through the spinoff of Cardinal Health Inc.'s clinical and medical products businesses. From 2006 to 2009, Mr. Francis was a director of Cardinal Health, Inc.

EDWIN C. GAGE, age 71
 Mr. Gage, a director of SUPERVALU since 1986, is the Chairman of GAGE Marketing Group, L.L.C., an integrated marketing services company, which he founded in 1991. Prior to that, Mr. Gage served as the President, COO and CEO of Carlson Companies, Inc., which is one of the largest travel and hospitality companies in the world. Among many qualifications, Mr. Gage brings significant experience in marketing and business strategy as a senior executive of a large company.
Mr. Gage also serves on the Board of several private and not-for-profit companies.

CRAIG R. HERKERT, age 52
Mr. Herkert, a director of SUPERVALU since 2009, was named the Company's Chief Executive Officer and President in 2009. Prior to joining SUPERVALU, Mr. Herkert served from 2004 to 2009 as the President and Chief Executive Officer of the Americas for Wal-Mart Stores, Inc., an operator of retail stores. He also served as the Executive Vice President of Wal-Mart International from 2000 to 2003, following his promotion from Senior Vice President and Chief Operating Officer in 2003. In addition to his experience leading the Company, Mr. Herkert brings years of retail experience to our Board.

STEVEN S. ROGERS, age 54
 Mr. Rogers, a director of SUPERVALU since 1998, is the Gordon and Llura Gund Family Distinguished Professor of Entrepreneurship at the Kellogg School of Management at Northwestern University. He joined the faculty of Kellogg in 1995. Prior to his teaching career, Mr. Rogers owned and operated two manufacturing firms and one retail operations firm and worked as a consultant with Bain & Company. Among many qualifications, Mr. Rogers brings significant experience in corporate entrepreneurship and entrepreneurial finance.
Mr. Rogers is also a director of Oakmark Mutual Funds—Harris Associates, an asset management firm with over $60 billion under management, S.C. Johnson & Son, Inc., a manufacturer of household cleaning, personal care and insecticide products, and W.S. Darley & Company, manufacturer and distributor of fire engines and equipment. He was a board member of Amcore Financial, Inc. until 2011, Bally Total Fitness until 2007 and Duquesne Light Holdings, Inc. until 2006. In addition, he is active with many non-profit corporations.

MATTHEW E. RUBEL, age 54
 Mr. Rubel, a director of SUPERVALU since 2010, serves as a Senior Advisor with TPG Capital, a leading global private investment firm with $49 billion of capital under management. Until 2011 Mr. Rubel was the Chairman, President and Chief Executive Officer of Collective Brands, Inc., the holding company for Payless ShoeSource, Collective Brands Performance + Lifestyle Group and Collective Licensing International and a leader in lifestyle, fashion and performance brands for footwear and related accessories. Mr. Rubel joined Collective Brands in 2005 as Chief Executive Officer and President. Among many qualifications, Mr. Rubel brings significant retail and branding experience and experience as a chief executive officer of a large public company, including managing a significant business transformation.
From 2005 until 2011, Mr. Rubel was a director of Collective Brands, Inc., and from 2006 to 2008, Mr. Rubel was a director of Furniture Brands International, Inc., a company that designs, manufactures, sources and sells home furnishings.

WAYNE C. SALES, age 62
 Mr. Sales, a director of SUPERVALU since 2006 and Non-Executive Chairman of the Board since 2010, retired as the Vice-Chairman of Canadian Tire Corporation Limited, a retail, financial services and petroleum company. Mr. Sales served as Vice-Chairman of Canadian Tire until 2007, following his tenure as President and Chief Executive Officer, a position that he held from 2000 to 2006. Under Mr. Sales' leadership, Canadian Tire's retail sales increased nearly $2 billion. Among many qualifications, Mr. Sales brings significant experience in retail marketing, merchandising, supply chain and financial services as chief executive officer of a large retail and financial services company.
Mr. Sales is also a director and Chair of the Compensation Committee of Tim Hortons Inc., which is the fourth largest publicly-traded quick service restaurant chain in North America based on market capitalization. Additionally, he serves as a director and Chair of the Compensation Committee of Georgia Gulf Corp, a leading, integrated North American manufacturer of chemicals and vinyl-based building and home improvement products. Mr. Sales also serves as a director and chair of the Nominating/Governance Committee of Discovery Air Inc., a specialty aviation company.

KATHI P. SEIFERT, age 63
 Ms. Seifert, a director of SUPERVALU since 2006, retired as Executive Vice President for the Kimberly-Clark Corporation, a global health and hygiene product manufacturing company, after 26 years of service. Ms. Seifert held the position of Executive Vice President there from 1999 to 2004. Among many qualifications, Ms. Seifert brings significant consumer product goods and sales and marketing experience.
Ms. Seifert is also a director of Appleton Papers, Inc., which produces carbonless, thermal, security and performance packaging products; Eli Lilly and Company, which discovers, develops, manufactures and sells pharmaceutical products; Lexmark International, Inc., which provides businesses of all sizes with a broad range of printing and imaging products, solutions and services; and Revlon, Inc., a worldwide cosmetics and beauty care products company.

DIRECTOR COMPENSATION

        The Corporate Governance and Nominating Committee reviews the compensation of our directors on a periodic basis. Based upon its review, the Corporate Governance and Nominating Committee makes recommendations to the Board of Directors. Annual compensation for non-employee directors is comprised of the following components: cash compensation, consisting of an annual retainer and committee retainer, and equity compensation, consisting of an annual deferred retainer payable in SUPERVALU common stock. In addition, non-employee directors may receive stock options from time to time. Each of these components is described in more detail below.

Annual Board/Committee Chairperson Retainer

        Non-employee directors receive an annual cash retainer of $80,000 per year. The Non-Executive Chairman receives an additional annual cash retainer of $75,000. In addition, the Chairperson of each Board committee receives the following annual retainer: Audit Committee Chairperson and Leadership Development and Compensation Committee Chairperson, $25,000; Corporate Governance and Nominating Committee Chairperson and Finance Committee Chairperson, $20,000. Also, each non-employee director committee member receives the following annual retainer for each committee served on: Audit Committee, $15,000, Leadership Development and Compensation Committee, $15,000, Corporate Governance and Nominating Committee, $10,000 and Finance Committee, $10,000.

Annual Deferred Stock Retainer

        We also compensate each non-employee director by providing them with $100,000 in SUPERVALU common stock as soon as administratively practicable after each annual meeting of stockholders and upon the completion of any then-existing black-out period. We credit non-employee directors' accounts in the form of SUPERVALU common stock that is credited in share units to the SUPERVALU INC. Directors' Deferred Compensation Plan (2009 Restatement) (the "Directors' Deferred Compensation Plan") described below. The number of shares credited to each director's account is based upon the price of the Company's common stock on the date the shares are credited. In fiscal 2012, as a result of the evaluation of director compensation conducted by Towers Watson, the Board's outside compensation consultants, the Board decided to eliminate the annual stock option awards to non-employee directors and to increase the amount of the annual deferred stock retainer from $60,000 to $100,000, to reflect competitive practice. Because of this determination, in January 2012 each non-employee director received an additional deferred stock retainer in an amount of $40,000.

Retirement Program

        Effective June 27, 1996, our Directors Retirement Program was discontinued and benefits previously earned by directors were frozen. A non-employee director elected to our Board prior to June 27, 1996, will receive an annual payment of $20,000 per year for the number of years of Board service prior to June 27, 1996, but for not more than ten years of such service, after such director ceases to be a member of the Board. Directors first elected to the Board after June 27, 1996, do not participate in the Directors Retirement Program. As a result of this benefit, Mr. Gage is entitled to an aggregate of $200,000 (payable in annual installments of $20,000) following his resignation from the Board. Mr. Lillis was entitled to an aggregate of $20,000 following his resignation from the Board and received payment of such amount upon his retirement from the Board effective as of July 26, 2011.

Deferred Compensation Program

        Directors may elect to defer payment of their retainer and committee fees under the Directors' Deferred Compensation Plan. Under the Directors' Deferred Compensation Plan, a non-employee director may elect to have payment of all or a portion of the director's fees deferred and credited to a deferred stock account or into a deferred cash account. If a director chooses to defer fees into a deferred stock account, SUPERVALU then credits the director's account with an additional amount equal to 10 percent of the amount of fees the director has elected to defer and contributes the total amount in the director's account to a grantor ("rabbi") trust that uses the amount to purchase shares of SUPERVALU common stock, which are then allocated to an account for the director under the trust. Each director is entitled to direct the trustee to vote all shares allocated to the director's account in the trust. The common stock in each director's deferred stock account will be distributed to the director after the director leaves the Board, in accordance with the directors' payment election. Until that time, the trust assets remain subject to the claims of our creditors. Dividends paid on the shares of common stock held in each of the directors' accounts are used to purchase additional shares for these accounts each quarter. If a director chooses to defer all or a portion of fees into a deferred cash account, interest is payable on the amount of deferred cash compensation at an annual rate equal to the twelve-month rolling average of Moody's Corporate Average Bond Index for the twelve-month period ending in the month of October preceding the first day of the calendar year. Payment in cash is made from the cash account after the director leaves the Board, in accordance with the directors' payment election. For a description of the proposed amendment to the Directors' Deferred Compensation Plan, see "Approval of the Amendment of the SUPERVALU INC. Directors' Deferred Compensation Plan (Item 5)".

Reimbursements and Expenses

        Non-employee directors are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, committee and stockholder meetings. While travel to such meetings may include the use of the Company aircraft, if available or appropriate under the circumstances, the directors generally use commercial air service. Directors are also reimbursed for participation in director education programs in the amount of $7,500 for each director, plus expenses, to be used every two years. Because most travel arrangements for non-employee directors' attendance at Board, committee and stockholder meetings were made by the Company, reimbursements for any non-employee director did not exceed the $10,000 threshold in fiscal 2012 and thus are not included in the "Director Compensation for Fiscal 2012" table below.

        From time to time, spouses may also join non-employee directors on the Company aircraft when a non-employee director is traveling to or from a Board, committee or stockholder meeting or any other meeting of the Company where such non-employee director is invited to do so by the CEO. This travel may result in the non-employee director recognizing income for tax purposes. The Company does not reimburse the non-employee director for the taxes incurred in connection with such income.

        Non-employee directors are eligible to use the Company aircraft for personal purposes to the extent that the Company aircraft is already traveling on Company business or at the direction of the CEO and there is available space for such non-employee director. Any such personal use of the Company aircraft may result in the non-employee director recognizing income for tax purposes, and the Company does not reimburse the non-employee directors for any taxes incurred in connection with such personal use.

 DIRECTOR COMPENSATION FOR FISCAL 2012

Name(1)	Fees Earned or Paid In Cash(2)	Stock Awards(3)	Option Awards(4)	All Other Compensation(5)	Total
Donald R. Chappel	$125,000	$112,500	$—	$—	$237,500
Irwin S. Cohen	130,000	109,100	—	—	239,100
Ronald E. Daly	105,000	105,250	—	—	210,250
Susan E. Engel	130,000	100,000	—	—	230,000
Philip L. Francis	105,000	110,500	—	—	215,500
Edwin C. Gage	105,000	100,000	—	—	205,000
Steven S. Rogers	105,000	100,000	—	—	205,000
Matthew E. Rubel	105,000	105,250	—	—	210,250
Wayne C. Sales	185,000	118,500	—	—	303,500
Kathi P. Seifert	110,000	100,000	—	—	210,000

(1)
Craig Herkert, our Chief Executive Officer and President is not included in this table because he is an employee of SUPERVALU and received no compensation for service as a director. Mr. Herkert's compensation is shown in the Summary Compensation Table under "Executive Compensation."

(2)
Reflects the amount of cash compensation earned in fiscal 2012 for Board and committee service. Amounts shown include any amounts deferred by the director under the SUPERVALU INC. Director's Deferred Compensation Plan described above.

(3)
Includes: (a) the annual deferred stock retainer for each director as described above and (b) any additional shares of common stock awarded to a director as a result of the director's deferral of fees earned under the SUPERVALU INC. Director's Deferred Compensation Plan described above. The grant date fair value of stock awards are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC 718"), on the same basis as used for financial reporting purposes for the fiscal year. Refer to Notes 1 and 9 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended February 25, 2012 for our policy and assumptions made in determining the grant date fair value of share-based payments. The amounts shown above also reflect the full grant date fair value of stock awards made during fiscal 2012. As of February 25, 2012, the last day of our fiscal year, each of the non-employee directors had shares credited to their account under the SUPERVALU INC. Director's Deferred Compensation Plan Trust as follows: Mr. Chappel, 44,178 shares; Mr. Cohen, 42,824 shares; Mr. Daly, 44,864 shares; Ms. Engel, 64,595 shares; Mr. Francis, 68,690 shares; Mr. Gage, 39,882 shares; Mr. Rogers, 37,139 shares; Mr. Rubel, 29,600 shares; Mr. Sales, 86,069 shares and Ms. Seifert, 32,110 shares.

(4)
No option awards were granted to non-employee directors during fiscal 2012. As of February 25, 2012, the last day of our fiscal year, each of the non-employee directors had the following stock options outstanding: Mr. Chappel, 6,140 shares; Mr. Cohen, 48,420 shares; Mr. Daly, 42,420 shares; Ms. Engel, 54,420 shares; Mr. Francis, 36,420 shares; Mr. Gage, 54,420 shares; Mr. Rogers, 54,420 shares; Mr. Rubel, 6,140 shares; Mr. Sales, 30,420 shares and Ms. Seifert, 30,420 shares.

(5)
Mr. Lillis, who retired from the Board effective as of July 26, 2011, received payment of $20,000 pursuant to the Directors Retirement Program that was discontinued in 1996.

 COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        The Leadership Development and Compensation Committee (the "Committee") of the Board of Directors oversees the design and administration of our executive compensation programs, including those for the named executive officers identified in the Summary Compensation Table on page 40 (the "NEOs"). Our executive compensation programs are designed to:

  •
  align compensation with long-term stockholder value and the execution of business strategies;

  •
  ensure that the majority of compensation opportunities are incentive-based programs that reward executives based on the achievement of business results ("pay-for-performance"); and

  •
  provide a competitive compensation opportunity that is generally targeted at the median of the competitive market (as defined below).

        Fiscal year 2012 marked the first full fiscal year of our business transformation. In order to support our strategic initiatives, the Company is funding price reductions to increase value for our customers. These initial investments will position the Company to create shareholder value over the long-term. However, these initial investments did reduce fiscal 2012 financial results (both goals at the beginning of the year and actual performance at the end of the year).

Performance Measure	Threshold	Target	Maximum	Actual Results
EPS	$1.20	$1.42	$1.64	$1.25	*
Same Store Sales	(2.5)%	(1.5)%	0.0%	(2.8)%
Cash Flow	$475 million	$550 million	$650 million	$526 million
Funding	$296.9 million	$336.6 million	$384.7 million	$304.7 million

These results also presented challenges relative to the Company's stock price. Total shareholder return was negative during fiscal year 2012 (stock price opened at $8.63 and closed at $6.65).

However, the Company's strategy is intended to provide a platform for future improved profitability and profitable revenue growth. We are confident that this will translate into shareholder value creation over time.

As we continue to execute on the business transformation strategy, the compensation decisions in fiscal year 2012 are aligned with the long-term nature of our initiatives and the actual performance results, specifically:

  •
  Base salaries for NEOs and certain other officers were only increased if the officer assumed additional responsibilities.

  •
  Target total direct compensation for fiscal year 2012 was heavily weighted toward performance-based pay via an annual bonus program and a Multi-Year Performance Award ("MYPA").

  •
  One-half of the annual bonus is paid in restricted stock rather than cash, further increasing the focus on performance.

  •
  Actual compensation realized by executives was below the target opportunity due to the financial results and stock price performance.

        Given the significant weight on the performance-based elements of compensation, target total direct compensation opportunities increased from year to year in recognition of the challenging environment. However, actual amounts realized were below target.

  •
  As adjusted in the Discretionary Adjustments paragraph on page 30

	Target Total Compensation
				2012 to 2011 % Change	Actual Total Compensation FY 2012	Actual 2012 as a % of Target 2012
Executive	FY 2011	FY 2012
Herkert	$4,137,300	$4,267,847	(1)	3%	$2,375,170	56%
Smith(2)	$1,401,476	$1,714,271		22%	$960,381	56%
Haugarth	$1,312,411	$1,764,271		34%	$1,076,350	61%
Van Helden	$1,341,476	$1,614,271		20%	$747,082	46%
Herring(2)	$1,241,476	$1,514,271		22%	$807,565	53%

Target compensation reflects base salary, target bonus and target long-term incentive compensation grant date fair value calculated in accordance with FASB ASC 718 opportunities for each position.

Actual total compensation reflects actual base salary earned, actual bonus earned for the fiscal year and the gross value of equity vested during the fiscal year other than retention awards.

The actual total compensation differs from the amounts reflected in the Summary Compensation Table primarily because the Summary Compensation Table reflects a variety of other elements of compensation, such as, perquisites, changes in pension value and earnings on deferred compensation.

(1)
Includes $796,380 vesting of restricted stock from a previous award.

(2)
The change in target total compensation for Ms. Smith and Mr. Herring reflect promotions that occurred late in fiscal 2011. Therefore, fiscal 2012 is the first full year of these individuals in these roles.

        The decisions made by the Committee reflect the Company's executive compensation philosophy and are consistent with the business strategy and the creation of shareholder value.

        At the 2011 Annual Meeting of Stockholders, stockholders voted to approve, on an advisory basis, the compensation of our named executive officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in our proxy statement for the 2011 Annual Meeting of Stockholders. The vote "For" approval of the compensation of our named executive officers was 93.54% of the shares voted. In addition, consistent with the stockholders' preference expressed in voting at the 2011 Annual Meeting of Stockholders, the Board of Directors determined that an advisory vote on the compensation of SUPERVALU's named executive officers will be conducted every year, and, therefore, is included in this proxy statement for the 2012 Annual Meeting. See "Advisory Vote on Executive Compensation (Item 3)" below.

        The Committee took into account the result of the stockholder vote in determining executive compensation policies and decisions since the 2011 Annual Meeting of Stockholders. The Committee viewed the vote as a strong expression of the stockholders' general satisfaction with our current executive compensation programs. While the Committee considered this stockholder satisfaction in determining to continue executive compensation programs, decisions regarding incremental changes in the compensation programs and individual compensation were made in consideration of the Company's performance, current economic conditions and the Company's business transformation results, as described in more detail below.

  •
  For fiscal 2012, the Committee determined that, as part of its focus on pay-for-performance, base salaries for NEOs and certain other officers would only be increased in cases where the incumbent assumed additional responsibilities or was significantly below market. Ms. Smith received a market adjustment increase of $20,000 in base salary bringing her salary to $600,000. No other NEO received a base salary increase.

  •
  For fiscal 2012, the Committee established annual incentive plan targets based on the Company's financial plan. In addition, to control cost and to increase retention, the plan payout, if earned, was changed from all cash to a combination of cash and restricted stock which vests in two annual installments. For fiscal 2012, some of the performance metrics were attained, including earnings per share, and actual bonuses paid to NEOs ranged between 35.8% and 72.2% of their annual incentive plan opportunities.

  •
  For fiscal 2012, the Committee implemented a new long-term incentive plan which is designed to align the urgency to accomplish our business transformation with participants' long-term compensation opportunity. Under the new program, participants receive a percent interest in the increase in market capitalization of the Company over the three years beginning in fiscal 2012 and ending in fiscal 2014. As the Company's stock price increases, plan participants' participate in the increase in value over $11.00 per share which is generated for shareholders. At the end of the three year period, the amount of the increase attributable to each participant's percentage interest will be paid one-half in cash and one-half in Company stock. There is also an alternative payout opportunity based on EBITDA which is discussed in more detail in the Section labeled "MYPA" under "Long-Term Equity Incentives."

        The remainder of the Compensation Discussion and Analysis discusses SUPERVALU pay-for-performance culture, each element of compensation individually, the competitive benchmarking and governance approach and finally the Company's other reward elements (e.g., retirement benefits).

Pay-for-Performance

        Our executive compensation programs are structured to provide a mix of fixed and variable compensation, with variable compensation delivered via short-term and long-term incentives that help to align the priorities and actions of executives with the interests of our stockholders. Therefore, a significant portion (65 to 80 percent in fiscal 2012) of targeted compensation is performance-based.

        The variable components of the compensation program are designed so that our executives' total compensation will be above the median of our competitive market when our results are above the target levels of performance established by the Committee and below the median of our competitive market when our results fall below this targeted performance. These target performance levels are established based on both internal standards and external comparisons. This relative fluctuation in compensation value increases or decreases by the significant use of equity-based components in the program. Therefore, actual total compensation realized, as compared to established targets, will significantly increase or decrease in direct correlation to our stock price. Significant use of equity-based components, especially the new MYPA awards (described in more detail below), along with stringent ownership and retention requirements (described below), ensures alignment of executive compensation with stockholder value.

        For fiscal 2012, the principal elements of our executive compensation program consisted of base salary, annual incentive and long-term equity incentives in the form of MYPA performance awards. The table below illustrates how these primary components of target executive compensation are allocated between performance and non-performance based components, how performance-based compensation is allocated between annual and long-term components and how total compensation is allocated between cash and equity components. For our NEOs in fiscal 2012 that target allocation was as follows:

	2012 Fiscal Year Compensation Mix (Base Salary, Annual Incentive Opportunity and Long-Term Equity Incentive Opportunity)(1)
	Percent of Total Compensation That is:		Percent of Performance-Based Total Compensation That is:		Percent of Total Compensation That is:
Name	Performance- Based(2)	Not Performance- Based(3)	Annual(4)	Long- Term(5)	Cash Based(6)	Equity- Based(7)
Craig R. Herkert	80%	20%	37%	63%	35%	65%
Sherry M. Smith	65	35	54	46	53	47
Janel S. Haugarth	65	35	55	45	53	47
Peter J. Van Helden	66	34	52	48	51	49
J. Andrew Herring	67	33	49	51	50	50

(1)
Total compensation for purposes of this table is different than the Total column used in the Summary Compensation Table under "Executive Compensation" below. Total compensation as used above is the total of base salary, annual incentive (valued at target) and long-term equity incentive (valued at grant).

(2)
Sum of target annual incentive and target long-term equity incentive divided by target total compensation.

(3)
Base salary divided by target total compensation.

(4)
Target annual incentive divided by the sum of target annual incentive and target long-term equity incentives.

(5)
Target long-term equity incentives divided by the sum of target annual incentive and target long-term equity incentive.

(6)
Sum of base salary, one-half of target annual incentive and one-half of target long-term incentive divided by target total compensation.

(7)
Sum of one-half of target annual incentive and one-half of target long-term equity incentive divided by target total compensation.

        The Committee believes that this compensation mix aligns with the Company's compensation philosophy of pay-for-performance because:

  •
  a significant percentage (ranging from 65 to 80 percent) of each NEO's compensation is performance-based;

  •
  a significant percentage (ranging from 45 to 63 percent) of each NEO's performance-based compensation is long-term which serves to motivate and retain the executives for the Company's long-term success; and

  •
  a significant percentage (ranging from 29 to 50 percent) of each NEO's compensation is equity-based, which serves to tie executive compensation to the long-term enhancement of stockholder value.

Base Salaries

        SUPERVALU provides the NEOs and other executives with an annual base salary that is not subject to performance risk. Salary levels for our NEOs are based on individual performance and experience, job responsibility, internal equity and salary levels that take into consideration the competitive market. For fiscal 2012, the Committee determined that, as part of its focus on pay-for-performance, base salaries for NEOs and certain other officers would only be increased in cases where the incumbent assumed additional responsibilities or was significantly below market. Ms. Smith received a market adjustment increase of $20,000 in base salary bringing her salary to $600,000.

Annual Incentive

        In General.    SUPERVALU provides its NEOs and other executives an annual incentive opportunity in order to align executive compensation with the achievement of SUPERVALU financial goals that support our business plans.

        The Committee establishes annual minimum, target and maximum award opportunities expressed as a percentage of base salary paid during the fiscal year. For fiscal 2012, annual incentive opportunities for the NEOs ranged from 100 percent to 150 percent (for the CEO) of base salary paid for the year, at target levels of performance, up to a possible range of 200 percent to 300 percent (for the CEO) of base salary for performance meeting or exceeding the maximum performance level.

        Performance Measures and Objectives.    For fiscal 2012, the Committee determined that the annual incentive bonus plan would remain consistent with the Company's compensation philosophy of emphasizing pay-for-performance, alignment with stockholders and retention, but added additional performance measures to recognize the achievement of certain short-term goals and incentivize the NEOs to focus on specific business transformation goals. In addition, the Committee determined that the annual incentive bonuses, if earned, would be paid out one-half (50 percent) in and one-half (50 percent) in restricted stock issued under the Company's 2007 Stock Plan with the restricted stock vesting in two annual installments of 50 percent each, commencing one year after the grant date.

        For fiscal 2012, the Committee selected for each of our NEOs, three business metrics to measure the success of the business (four in the case of the CEO). Two of the three metrics (Corporate Earnings per Share and Corporate Same Stores Sales) were the same for each of the NEOs. The third metric was individualized for each NEO to reflect a strategic priority that was part of their responsibility. The fiscal 2012 performance metrics for our annual incentive plan are summarized below.

  •
  Corporate Earnings per Share—corporate net earnings growth correlates directly with the creation of stockholder value.

  •
  Corporate Same Store Sales—key performance indicator of retail stores which have been open for at least four quarters.

  •
  Corporate Cash Flow—key measure of our ability to generate cash to fund debt repayment and store expansion and modernization.

  •
  Total Business Transformation Funding—a measure of the cost savings generated by our business transformation initiatives.

  •
  Retail Transformation Funding—a measure of the cost savings generated by the business transformation initiatives implemented in our retail stores.

  •
  Merchandising Transformation Funding—a measure of the cost saving initiatives related to our merchandising activities.

        The goals that the Committee establishes for the metrics noted above are intended to encourage our executives to meet or exceed operational goals. The minimum-level goals can be characterized as "stretch but attainable," meaning that based on historical performance, although attainment of this performance level is uncertain, it can reasonably be anticipated that minimum performance may be achieved, while the target and maximum goals represent increasingly challenging and aggressive levels of performance. In setting the performance level for each metric, the Committee looked at the Company's historical financial performance, its financial plan for the upcoming year and our business transformation plan.

        For fiscal 2012, the Corporate Earnings Per Share performance goals under our annual incentive plan were as follows:

Performance Level	Corporate Earnings Per Share	Percent of Target Award Payout
Maximum	$1.64	200%
Target	$1.42	100%
Minimum	$1.20	50%

        For fiscal 2012, Corporate Same Store Sales performance goals under our annual incentive plan were as follows:

Performance Level	Corporate Same Store Sales	Percent of Target Award Payout
Maximum	0.00%	200%
Target	(1.50)%	100%
Minimum	(2.50)%	50%

        For fiscal 2012, Corporate Cash Flow performance goals under our annual incentive plan were as follows:

Performance Level	Corporate Cash Flow ($ in Millions)	Percent of Target Award Payout
Maximum	$650	200%
Target	$550	100%
Minimum	$475	50%

        Corporate Cash Flow is generally defined by the Committee to be earnings before interest, taxes, depreciation and amortization (EBITDA) plus one-time transaction costs related to store closures and stock option expense, less interest, dividends, taxes and capital expenditures, net of proceeds from routine asset sales.

        For fiscal 2012, the Total Business Transformation Funding performance goals under our annual incentive plan were as follows:

Performance Level	Corporate Total Funding ($ in Millions)	Percent of Target Award Payout
Maximum	$384.7	200%
Target	$336.6	100%
Minimum	$296.9	50%

        For fiscal 2012, Retail Transformation Funding performance goals under our annual incentive plan were as follows:

Performance Level	Retail Funding ($ in Millions)	Percent of Target Award Payout
Maximum	$84.0	200%
Target	$73.5	100%
Minimum	$64.8	50%

        For fiscal 2012, Merchandise Transformation Funding performance goals under our annual incentive plan were as follows:

Performance Level	Merchandise Funding ($ in Millions)	Percent of Target Award Payout
Maximum	$300.7	200%
Target	$263.1	100%
Minimum	$232.1	50%

        While each of the components of the annual incentive plan can pay out independently of one another, the Committee imposed an earnings per share floor of $1.20 before any of the performance objectives pay out for NEOs.

        Discretionary Adjustments.    The Committee reviews the quality of the Company's performance and determines the extent to which performance goals under the annual incentive plan are met in April of each year, after completion of the Company's financial statements. In making this determination, the Committee may apply discretion such that the numbers used for our annual incentive performance goals may differ from the numbers reported in the Company's financial statements. In applying this discretion, the Committee may exclude all or a portion of both the positive or negative effect of external events that are outside the control of our executives, such as natural disasters, litigation or changes in accounting or taxation standards. These adjustments may also exclude all or a portion of both the positive or negative effect of unusual or significant strategic events that are within the control of our executives, but that are undertaken with an expectation of improving our long-term financial performance, including restructurings, acquisitions or divestitures. For fiscal 2012, the Committee exercised its discretion to adjust corporate net earnings to exclude the impact of non-cash goodwill and intangible asset impairment charges of $1,292.2 million after-tax and $12.8 million of severance related costs. As a result, earnings per share increased from a reported loss of ($4.91) to $1.25 and therefore a 71.7% payout was achieved under the earning per share component of the annual bonus plan for the named executive officers.

        Actual Award Payments.    Based on the actual performance under the fiscal 2012 performance measures, the following payments were made to our NEOs:

	2012 Payment	2011 Payment
Craig R. Herkert	$728,790	$0
Sherry M. Smith	$365,766	$0
Janel S. Haugarth	$451,350	$0
Peter J. Van Helden	$197,082	$0
J. Andrew Herring	$307,565	$0

        The fiscal 2012 annual incentive was paid 50 percent in cash and 50 percent in shares of restricted stock that will vest in two annual installments of 50 percent each, commencing one year after the date of grant, provided that the NEO continues to be employed by the Company on those dates, or earlier for certain involuntary terminations under the Executive and Officer Severance Plan

        Annual Discretionary Bonus Pool.    An annual discretionary bonus pool exists from which our CEO may make discretionary cash awards to the NEOs and other corporate officers (other than himself) in recognition of their extraordinary achievements during any given fiscal year. Awards from the pool may not exceed $1,000,000 in the aggregate or $100,000 to any one individual during any fiscal year and any discretionary bonus to a Section 16 officer requires Committee approval before payment. For fiscal 2012, there were no discretionary awards to any NEO.

Long-Term Equity Incentives

        In General.    In fiscal 2012, the Committee implemented a new long-term incentive program, known as multi-year performance awards or MYPA, which aligns rewards with the achievement of the Company's business transformation strategy and increased stockholder value. The new design is intended to ensure that the leadership team is focused on achieving results under the business transformation strategy as quickly as possible. The new program, which is described below, replaced the Company's prior long-term incentive program and the use of stock options for fiscal 2012.

        MYPA.    In April 2011, the Committee approved new MYPA awards for the fiscal 2012-2014 performance period. This program rewards associates for improvements in the Company's market capitalization over the performance period. Under the MYPA program, approximately 800 participants were awarded a percentage interest in the increase in market capitalization, if any, created over the three-year performance period beginning February 27, 2011 (the first day of the Company's fiscal 2012 year) and ending February 22, 2014 (the last day of the Company's fiscal 2014 year). The payout due to a participant will be determined by multiplying the participant's award percentage times the increase in market capitalization over the three-year performance period. The increase in market capitalization is calculated by multiplying the increase in the Company's stock price over the performance period times 212,200,000 shares. The beginning stock price used for the fiscal 2012-2014 awards was set at $11.00, which represented the closing price of the Company's stock, rounded to the nearest quarter of a dollar, as of April 21, 2011. The ending stock price will be equal to the average of the closing stock price for the 20 trading days following the release of fourth quarter earnings for fiscal 2014 rounded to the nearest quarter of a dollar. The maximum amount of the increase in the stock price considered under the fiscal 2012-2014 award is capped at $25.00. The maximum amount of the increase in market capitalization that may be paid to the 800 participants is 4.8 percent. At the end of the three-year period, the amount due to a participant will be paid one-half (50 percent) in cash and one-half (50 percent) in shares of SUPERVALU common stock at the then current market price without further restriction. The program provides for an alternative performance-based payout opportunity equal to 25 percent of the target award value if greater than the market increase in capitalization award, provided $5.7 billion or more of EBITDA is generated over the three-year performance period. The Committee believes that the three-year measurement period aligns with the estimated time to realize the business transformation currently underway at the Company.

        For the fiscal 2012-2014 performance period, the Committee granted MYPA awards to the NEOs with the following percentage share of the increase in market capitalization over the performance period:

Name	Award Percentage of the Increase in Market Capitalization
Craig R. Herkert	0.42076%
Sherry M. Smith	0.10098%
Janel S. Haugarth	0.10098%
Peter J. Van Helden	0.10098%
J. Andrew Herring	0.10098%

        The following table sets forth the total value of the opportunity under the MYPA awards for each of the NEOs for the fiscal 2012-2014 performance period. The threshold (minimum) award value is based on the Company achieving an increase in market price of its common stock to $11.25, which is the minimum change in stock price for which a participant would receive a payout opportunity. The threshold (minimum) award value would translate into an increase in market capitalization of $53,000,000. The target award value is based on the Company achieving an increase in market price of its common stock to $18.00. The target award value would translate into an increase in market capitalization of $1,485,400,000.

        The maximum award is based on the Company achieving a $25.00 increase in the market price of its common stock (to trade at $36.00 per share) over the three year period. The maximum award would translate into an increase in market capitalization of $5,305,000,000. The award amounts reflect the total value of the common stock and cash that comprise the award and assume that the NEOs are still employed by the Company at the time the award is paid out.

Name	Total Value of Threshold Award (Market price = $11.25 per share)	Total Value of Target Award (Market price = $18.00 per share)	Total Value of Maximum Award Market Cap Increase (Market price = $36.00 per share)
Craig R. Herkert	$223,213	$6,249,969	$22,321,318
Sherry M. Smith	$53,570	$1,499,957	$5,356,989
Janel S. Haugarth	$53,570	$1,499,957	$5,356,989
Peter J. Van Helden	$53,570	$1,499,957	$5,356,989
Andrew J. Herring	$53,570	$1,499,957	$5,356,989

        In the event of an executive's qualified retirement, death or disability during the performance period of the fiscal 2012-2014 MYPA awards, the Committee has determined that such executive will be entitled to receive a prorated award for the portion of the performance period for which they participated in the program if the Committee determines that the performance metrics required for an award to be earned are achieved at the end of the performance period.

Competitive Benchmarking

        Competitive Market.    The Company seeks to offer its executives compensation opportunities targeted at the median of the competitive market. In assessing competitiveness, the Committee reviews compensation information from a peer group, as well as compensation information available from third-party surveys. This information is used to inform the Committee of competitive pay practices, including the relative mix among elements of compensation. This information is also used to determine, as a point of reference for each NEO, a midpoint (or median) within the competitive compensation range, for base salary, annual incentive, long-term equity incentive and the total of these elements.

        The Committee also recognizes that comparative pay assessments have inherent limitations, due to the lack of precise comparability of executive positions between companies, as well as the companies themselves. As a result, the competitive medians are used only as a guide and are not the sole determinative factor in making compensation decisions for the NEOs. In exercising its judgment, the Committee looks beyond the competitive market data and considers individual job responsibilities, individual performance, experience, compensation history, internal comparisons and compensation at former employers (in the case of new hires) and Company performance.

        For fiscal 2012, our competitive comparison group consisted of the following 25 retail and distribution companies:

Comparison Group

AmerisourceBergen Corporation	Kohl's Corporation	Sears Holdings Corporation
Best Buy Co. Inc.	The Kroger Co.	Staples, Inc.
Cardinal Health, Inc.	Lowe's Companies, Inc.	Sysco Corporation
Costco Wholesale Corporation	Macy's, Inc.	Target Corporation
CVS Caremark Corporation	McKesson Corporation	The TJX Companies, Inc.
Dollar General Corporation	Office Depot, Inc.	Wal-Mart Stores, Inc.
The Gap, Inc.	Publix Super Markets, Inc.	Walgreen Co.
The Home Depot, Inc.	Rite Aid Corporation
J.C. Penney Company, Inc.	Safeway Inc.

        The 25-company competitive comparison group approved by the Committee and disclosed above was reviewed during fiscal 2012 by our compensation consultant, Towers Watson, with input from the Committee, and was selected from U.S.-based companies based on revenue, size and industry.

        Generally, the Committee will maintain the continuity of the companies within the competitive comparison group from year to year; however, changes in the composition of the group may occur as companies enter or exit the publicly-traded marketplace, as the relative size of the companies in the comparison group changes or as business conditions warrant change. For fiscal 2012, the Committee changed the composition of the peer group from the prior fiscal year to remove AutoNation, Inc. and to add Dollar General Corporation because it believed that this was in line with the Company's strategy related to the Save-A-Lot banner.

        The Committee reviewed this list for fiscal 2013 and determined that AmerisourceBergen Corporation, Cardinal Health, Inc. and McKesson Corporation should be removed. The Committee added Big Lots Inc., Ruddick Corp. and Whole Foods Market, Inc. which the Committee believes are a better fit from an industry, revenue and market capitalization perspective.

        The third-party compensation surveys used by the Committee provide data on similarly sized organizations based on revenue and industry. In fiscal 2012, the Committee looked at third-party retail, wholesale and general industry surveys conducted by Towers Watson. Those surveys were the Towers Watson Executive Compensation Database, the Towers Watson Retail/Wholesale Executive Compensation Database and the Towers Watson Industry Report on Top Management Compensation—Retail/Wholesale Sector.

        Compensation Process.    Compensation for our NEOs other than the CEO is reviewed and approved by the Committee on an annual basis. As part of that review, the Committee takes into consideration competitive market analyses and the recommendations of our human resources staff, the compensation consultants and the CEO. The Committee will review periodically the relationship of target compensation levels for each NEO relative to the compensation target for the CEO. In addition, the Committee periodically will review internal equity relationships for comparable positions across peer companies.

        For the CEO, the Committee prepares compensation recommendations for ultimate review and approval by the Board of Directors, with the CEO abstaining from such review and approval. In making its compensation recommendations regarding our CEO, the Committee takes into consideration the Board of Directors' annual performance evaluation of our CEO, internal equity relationships, competitive market analyses for other chief executive officers based on publicly available information and information provided by our human resources staff and compensation consultant. Recommendations with respect to compensation of our CEO are not shared with the CEO during this process.

        For fiscal 2012, the review for all executives was conducted by the Committee in April 2011 at the Committee's regular meeting.

        Compensation Consultant.    The Committee has the authority to retain outside compensation consultants to assist in the evaluation of executive compensation or to otherwise advise the Committee. The Committee directs the work of such consultants, and decisions regarding compensation of our NEOs are ultimately made by the Committee and, in the case of our CEO, by the Board.

        The Committee retained Towers Watson as its compensation consultant to assist the Committee with its evaluation and assessment of executive compensation and director compensation. The compensation consultant also assisted the Committee with the review of its self-selected comparison group used for purposes of benchmarking compensation levels and relative mix for fiscal 2012.

        In fiscal 2010, the Committee adopted a policy whereby any consulting work done by Towers Watson with expected billings in excess of $25,000, excluding work for the Committee, is subject to pre-approval by the Committee. For fiscal 2012, the aggregate amount of fees for additional services, not including consulting related to broad-based plans, provided by Towers Watson did not exceed $120,000.

Executive Change of Control Policy

        SUPERVALU's objective is to provide NEOs and other executives with protection under a market competitive change of control severance agreement. The Committee believes that this benefit helps to maintain the impartiality and objectivity of our executives in the event of a change of control situation so that our stockholders' interests are protected. The Committee reviews this change-of-control policy periodically to address whether these protections are consistent with those provided in our competitive market and to be in compliance with federal tax rules affecting nonqualified deferred compensation.

        In fiscal 2010, the Committee approved a new form of change of control agreement and severance plan, after making a determination that certain changes were needed to bring the Company's program in line with the Committee's philosophy and current market trends. As a result of the Committee's review, benefits paid out to executives pursuant to a change of control would be reduced from benefits available under previous change of control agreements.

        The current change of control agreement is summarized below:

Agreement Provision	Description
Severance Triggers

•

Involuntary termination without "cause", as defined below, or voluntary resignation for "good reason", as defined below, within 2 years following a change of control, or in anticipation of a change of control.

•

"Good reason" is defined as a reduction in base salary or target annual incentive, duties and responsibilities that are materially and adversely diminished, forced relocation of more than 45 miles, failure to provide for assumption of agreement or material breach of the agreement by the Company.

•

"Cause" is defined as continued failure to perform duties, conviction of a felony, conduct materially and demonstrably injurious to the Company, material act of personal dishonesty that results in substantial personal enrichment or material violation of certain Company policies.

Severance Benefits	• 3 times for the CEO and 2 times for the other NEOs, of base salary and target annual incentive, plus welfare benefits continuation.
• Earned but unpaid salary and accrued vacation and annual bonus plan and long-term incentive plan amounts due but not yet paid.
• Pro rata annual incentive for year of termination.
• Accelerated vesting of all nonvested equity awards at change of control.
• "Best net" reduction of compensation to avoid excise tax.
Covenants

•

Non-disclosure of confidential information, non-competition, non-solicitation of employees, non-solicitation of existing or prospective customers, vendors and suppliers, return of property and non-disparagement covenants.

 Executive Severance Plan

        In fiscal 2010, the Committee approved the Executive & Officer Severance Pay Plan, which provides for severance benefits for NEOs who are notified on or after May 2, 2009 that their employment is involuntarily terminated without cause, subject to certain exclusions. In January 2012, the Company amended this plan to include the new MYPA program as a long-term incentive plan and to address the new payout opportunity under the annual incentive plan that is made one-half (50 percent) in cash and one-half (50 percent) in restricted stock. The severance plan in effect as of the end of fiscal 2012 is summarized below:

Agreement Provision	Description
Severance Triggers	• Involuntary termination without cause, subject to certain exclusions.

•

"Cause" is defined as continued failure to perform duties, conviction of a felony, conduct materially and demonstrably injurious to the Company, personal dishonesty that results in substantial personal enrichment or failure to comply with certain Company policies.

Severance Benefits	• 2 times for the CEO and 1.5 times for the other NEOs of annual base salary at time of termination.

•

2 times for the CEO and 1.5 times for the other NEOs of the average of the performance results (expressed as a percentage) used to determine the NEOs' bonus amounts under the annual bonus plan for the preceding three years (or all bonus amounts, if the NEO has been employed fewer than three years), multiplied by the NEO's current target bonus amount.

• Pro rata annual incentive, including the portion paid in stock, and payments for each long-term incentive plan cycle, including the MYPA, not completed as of the termination date.
• Reimbursement for COBRA coverage for medical and dental insurance.
• Repayment of severance benefits received by a NEO who the Company wishes to rehire in any capacity within six months of the termination date.
• Requires execution of a release acceptable to the Company.

Deferred Compensation

        Under the Company's Executive Deferred Compensation Plan (2008 Statement), eligible executives may elect to defer on a pre-tax basis up to 50 percent of base salary and may elect to defer up to 100 percent of annual incentive compensation during the plan year. The program allows executives to save for retirement on a tax-deferred basis. Under this unfunded plan, amounts deferred by the executive accumulate on a tax-deferred basis and are credited at an effective annual interest rate equal to Moody's Corporate Bond Index, set as of October 1 of the preceding year. The Executive Deferred Compensation Plan also provides for additional make-up contributions that are credited to the participant's account in the Executive Deferred Compensation Plan.

Retirement Benefits

        Consistent with our overall compensation philosophy, SUPERVALU maintains a retirement plan for certain non-union employees under which a maximum of $195,000 per year in annual benefits may be paid upon retirement based on limitations imposed by Section 415 of the Internal Revenue Code (the "Code"). Effective December 31, 2007, this plan was closed to new participants and service crediting for existing participants was discontinued. Compensation crediting will be discontinued

effective December 31, 2012, at which time, accrued benefits for all participants will be frozen. In addition, SUPERVALU maintains a non-qualified supplemental executive retirement plan and a non-qualified excess benefit plan for certain highly-compensated employees, including certain of the NEOs, that allow for the payment of additional benefits so that such retiring employees may receive, in the aggregate, at least the benefits they would have been entitled to receive if the Code did not impose maximum limitations. Our retirement plans are described in more detail following the Pension Benefits Table under "Executive Compensation."

        SUPERVALU provides post-retirement death benefits for certain designated retired executive officers, which would include those NEOs that meet the retirement definition of termination at or after age 55 with 10 or more years of service. Currently, Ms. Haugarth meets the retirement definition mentioned above. The death benefit is fixed at an amount approximately equal to, on an after-tax basis, 140 percent of an eligible executive's final base salary. The benefits may be funded through life insurance policies owned by SUPERVALU. Ms. Haugarth and Mr. Van Helden are the only NEOs eligible to participate. No new participants are eligible to receive these benefits.

        For all employees who participate in the SUPERVALU STAR 401(k) Plan, including NEOs, the Company makes a matching contribution of $1 for every $1 the participant contributes, up to the first four percent of pay and $0.50 for each $1 the participant contributes on the next two percent of pay. The Company may also make additional profit-sharing contributions, at the discretion of the Company's management, of up to a maximum of three percent of the eligible participant's compensation.

        The Company provides limited post-retirement medical benefits for some of its employees, including certain executive officers who met the eligibility requirements of the plan before it was closed to new participants in 2002. Based on years of service, the Company will pay a percentage based on years of service of retiree medical and pharmacy premiums for certain employees who retire at age 55 or older with ten or more years of service. The only NEOs who are eligible under this plan are Ms. Smith (currently at 30%) and Ms. Haugarth (currently at 60%). At and after age 65, the benefit is converted to a Health Reimbursement Account arrangement subject to a maximum annual benefit of up to $1700 for each of the retiree and their spouse"

Perquisites

        SUPERVALU provides our NEOs and other executives with a limited perquisites program. This limited perquisites program is consistent with the Committee's focus on performance-based compensation. The Committee will continue to review this perquisites program periodically.

        The Company continues to reimburse executives for an annual physical to encourage executives to be physically healthy, such that executives can better focus on the business affairs of the Company. Similarly, providing our CEO with limited personal use of the Company's aircraft encourages and allows the CEO to make travel arrangements that maximize the efficient use of limited personal time, and allow more time to focus on the Company's business for the benefit of the Company's stockholders. The Company does not provide a gross-up to cover the individual income tax incurred when the corporate aircraft is used for personal purposes.

        For fiscal 2012, SUPERVALU provided the following executive benefits and perquisites to our NEOs:

Executive Benefit	Description
Post-Retirement Death Benefit Coverage	• A death benefit of 140 percent of the executive's final base salary paid to the beneficiary.
• Current participants have been grandfathered into this program; no new enrollment has been allowed since fiscal 2008.
Personal Aircraft Usage	• Limited to Mr. Herkert and his family.
• Up to 30 hours of personal travel per year at the expense of the Company.
• No tax gross-up to cover the individual income tax on personal travel.
Executive Physicals	• Annual reimbursement for the full cost of an executive physical.

Executive Stock Ownership and Retention Program

        SUPERVALU has an executive stock ownership and retention program for our NEOs and other executives so that these executives will experience the same downside risk and upside potential as our stockholders experience. The current ownership requirements for our executives, including the NEOs, are as follows:

Position	Multiple of Base Salary
Chief Executive Officer	5 times
Chief Financial Officer	4 times
Executive Vice Presidents	3 times
Corporate Senior Vice Presidents & Presidents	2 times
Group Vice Presidents & Vice Presidents	1 times

        For purposes of complying with our Executive Stock Ownership and Retention Program, stock is considered owned if the shares are owned outright, if the shares are owned by immediate family members or legal entities established for their benefit, and if the shares are in the form of unvested restricted stock. Outstanding unexercised stock options are not considered owned for purposes of our program. Our NEOs and other executives may not pledge owned shares as security or enter into any risk hedging arrangements.

        Prior to achieving their ownership objective, executives are required to retain shares equal to 100 percent of the net after-tax profit received from stock option exercises or the vesting of restricted stock. After they meet their ownership goal, NEOs and other executives are required to retain shares equal to 50 percent of the net after-tax profit received from stock option exercises or the vesting of restricted stock. This 50 percent retention requirement can be satisfied on either an individual basis for each stock option exercise or restricted stock vesting event, or on a cumulative basis by aggregating all shares held from the exercise of stock options or the vesting of restricted stock from the date the executive first met our stock ownership requirement.

        In fiscal 2012, all of our NEOs were in compliance with our program.

        In addition, the Company's policies prohibit certain employees, including all NEOs, from engaging in short sales, hedging and trading in put and call options, with respect to the Company's securities.

 Recoupment Policy

        To reflect sound governance and be consistent with market practice, in February 2011, the Committee approved a recoupment policy for executive officers of the Company. Specifically, the recoupment (or "clawback") policy allows for recovery of the following compensation elements:

  •
  all amounts paid under the annual incentive plan, including any discretionary amounts that were paid with respect to any fiscal year that is restated; and

  •
  all awards under the Long-Term Incentive Program, the 2007 Stock Plan or any preceding or successor plans that were issued or paid with respect to any fiscal year that is restated.

This policy applies in the event there is an accounting restatement due to the material noncompliance under any financial reporting requirements which results in performance-based compensation that would have been a lower amount if it had been calculated based on such restated results.

Deductibility of Compensation

        Section 162(m) of the Code limits the deductibility of compensation paid to certain of the NEOs to $1 million annually. Compensation that is "qualified performance-based compensation" generally is not subject to the $1 million deduction limit. Thus, amounts paid under our bonus plans, grants of stock options and MYPA awards will generally be fully deductible for tax purposes. Salary and restricted stock awards are subject to the Section 162(m) $1 million deduction limit. We consider the tax deductibility of any element of executive compensation as a factor in our overall compensation program. It is our intent to qualify all compensation paid to our top executives, where practicable under our compensation policies, for deductibility under the Section 162(m) limits in order to maximize our income tax deductions. However, the Committee may approve compensation that may not qualify for the compensation deduction if, in light of all applicable circumstances, it would be in our best interest for such compensation to be paid.

Fiscal 2013

        The Committee approved a $75,000 increase in base salary for Mr. Herkert, his first pay increase since he was hired three years ago, reflecting the Board's confidence in the turnaround strategy he has developed and is executing. The base salaries for the other NEOs were not increased.

        The Committee simplified the fiscal 2013 annual incentive plan to focus on operating earnings and sales with a 50/50 weighting between the two metrics. Specifically, 50 percent of each NEOs bonus will be based on consolidated earnings before interest and taxes and 50 percent will be based on a combination of ID Sales or Independent Segment Sales included in their area of responsibility. The fiscal 2013 annual incentive will continue to be paid 50 percent in cash and 50 percent in shares of restricted stock that will vest in two annual installments of 50 percent each, commencing one year after the date of grant, provided that the NEO continues to be employed by the Company on those dates, or earlier for certain involuntary terminations under the Executive and Officer Severance Plan.

        The Committee also approved a multi-year performance award program for the fiscal 2013-2015 performance period. This program is designed to reward associates for increasing the market value of the Company's stock price over the performance period. Under the program, approximately 725 participants were awarded 4,652,568 stock appreciation rights ("SARs") under the Company's 2007 Stock Plan with a grant date of May 1, 2012 and a grant price of $5.77 which was equal to the closing market price of the Company's common stock on the NYSE on May 1, 2012 (the "Grant Price"). The SARs will vest in full on May 1, 2015 and will be settled in shares of the Company's common stock which will have no further restrictions. The number of shares that may be issued under these awards will be determined based on the difference between the closing market price of the Company's common stock on May 1, 2015 and the Grant Price, multiplied by the number of units subject to the award.

REPORT OF THE LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE

        The Leadership Development and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                      Respectfully submitted,

                      Susan E. Engel, Chairperson
                      Ronald E. Daly
                      Edwin C. Gage
                      Matthew E. Rubel
                      Kathi P. Seifert

 EXECUTIVE COMPENSATION

        The following tables and accompanying narrative disclosure should be read in conjunction with the "Compensation Discussion and Analysis," which sets forth the objectives of SUPERVALU's executive compensation and benefit program.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)		Stock Awards(3) ($)	Option Awards(2) ($)	Non- Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(4) ($)		All Other Compensation(5) ($)	Total ($)
Craig R. Herkert	2012	$850,000	$		$364,395	$2,142,847	$364,395	$		$74,978	$3,796,615
Chief Executive Officer	2011	850,000		—	—	2,012,300	—		—	108,535	2,970,835
and President(6)	2010	653,846		—	6,781,654	2,000,004	398,183		—	956,325	10,790,012
Sherry M. Smith	2012	594,615			182,883	514,271	182,883		316,570	14,567	1,805,789
Executive Vice President	2011	502,478		—	169,350	120,738	—		125,484	15,280	933,330
and Chief Financial Officer
Janel S. Haugarth	2012	625,000			225,675	514,271	225,675		708,297	14,125	2,313,043
Executive Vice President,	2011	535,468		100,000	—	241,476	—		442,324	24,414	1,343,682
Merchandising and Logistics	2010	521,540		—	858,160	298,388	258,480		860,601	12,526	2,809,695
Peter J. Van Helden(7)	2012	550,000			98,541	514,271	98,541		54,736	16,434	1,332,523
Executive Vice President Retail Operations
J. Andrew Herring	2012	500,000			153,783	514,271	153,783		119,367	13,731	1,454,935
Executive Vice President Real Estate, Market Development and Legal

(1)
Amounts shown are not reduced to reflect the NEOs' elections, if any, to defer receipt of salary under the Executive Deferred Compensation Plan described in "Compensation Discussion and Analysis."

(2)
The amount shown is the aggregate grant date fair value and does not reflect compensation actually received by the NEO. This amount consists of the aggregate grant date fair value of grants of stock options, MYPA and other restricted stock awards in fiscal years 2012, 2011 and 2010, as applicable, as well as the restricted stock portion of the 2012 annual bonus payout, computed in accordance with FASB ASC 718. Refer to Notes 1 and 9 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended February 25, 2012 for our policy and assumptions made in the valuation of stock options. The fair value of each restricted stock award is estimated as of the date of grant based on the underlying price of the Company's stock. The amounts in these columns do not include estimated forfeitures.

(3)
Non-equity incentive plan compensation represents any awards earned in recognition of achievement of performance goals under the annual incentive plan.

(4)
This column represents both changes in pension value for the NEOs and above market interest earnings on deferred compensation. The changes in pension values were as follows: Ms. Smith, $316,570 for fiscal 2012 and $125,484 for fiscal 2011; Ms. Haugarth, $704,552 for fiscal 2012, $435,857 for fiscal 2011 and $851,218 for fiscal 2010; Mr. Van Helden, $54,728 for fiscal 2012; and Mr. Herring, $113,883 for fiscal 2012. Mr. Herkert is not eligible for pension due to his start date with the Company. The above market interest earnings on deferred compensation were as follows: Ms. Haugarth, $3,745.41 for fiscal 2012, $6,467 for fiscal 2011 and $9,383 for fiscal 2010; Mr. Van Helden, $7.92 for fiscal 2012; and Mr. Herring, $5,484.11 for fiscal 2012. Mr. Herkert and Ms. Smith had no above market interest earnings on deferred compensation.

(5)
The following components comprise the amounts of "All Other Compensation" for the NEOs for fiscal 2012:

Name	401(k) Contributions	Life Insurance(a)	All Other Misc Comp(b)		Total
Craig R. Herkert	$15,192	$2,208	$57,578	(c)	$74,978
Sherry M. Smith	12,164	1,503	900		14,567
Janel S. Haugarth	7,178	2,967	3,980		14,125
Peter J. Van Helden	11,867	1,380	3,187		16,434
J. Andrew Herring	12,489	1,242	0		13,731

(a)
Represents premiums paid for current employee life insurance coverage under policies maintained by the Company for the benefit of the NEO. This benefit is described in "Compensation Discussion and Analysis."

(b)
For Mr. Herkert, this amount represents $1,986 for his executive physical, $900 in employer contribution to his Health Savings Account ("HSA") and $54,692 associated with use of the Company aircraft. For Ms. Smith, this amount represents $900 in employer contribution to her HSA. For Ms. Haugarth, this amount represents $3,080 for her executive physical and $900 in employer contribution to her HSA. For Mr. Van Helden, this amount represents $2,287 for his executive physical and $900 in employer contribution to his HSA.

(c)
We calculate the incremental cost to the Company of any personal use of the corporate aircraft based on the cost of fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar and parking costs and other variable costs. Because the corporate aircraft is primarily for business travel, we do not include the fixed costs that do not change based on usage, such as pilot's salaries, the purchase cost of the corporate aircraft and the cost of maintenance not related to trips. The Company does not permit personal use of the corporate aircraft for any executive or their spouse other than for Mr. Herkert and his family with a maximum of 30 hours of personal travel per year allowed.
(6)
Mr. Herkert was elected to serve as Chief Executive Officer on May 6, 2009. The fiscal 2010 salary for Mr. Herkert represents payments for a partial year at an annual salary of $850,000.

(7)
Mr. Van Helden ceased serving as Executive Vice President Retail Operations on May 29, 2012

TOTAL REALIZED COMPENSATION TABLE

        To supplement the SEC required disclosure in the Summary Compensation Table set forth above, we have included the following additional table which shows "Total Realized Compensation" representing the total compensation realized by each named executive officer in each of the years shown. Total compensation as calculated under the SEC rules and, as shown in the Summary Compensation Table, includes several items that are driven by accounting and actuarial assumptions, which are not necessarily reflective of compensation actually realized by the named executive officer in a particular year.

Name and Principal Position	Year	Total Realized Compensation(1)	Summary Compensation Table Total	Realized Compensation as a % of Reported Compensation
Craig R. Herkert,	2012	$1,783,268	$3,796,615	47%
Chief Executive Officer and President	2011	$2,502,743	$2,970,835	84%
	2010	$1,774,480	$10,790,012	16%
Sherry M. Smith,	2012	$614,433	$1,805,789	34%
Executive Vice President and Chief Financial Officer	2011	$601,229	$933,330	64%
Janel S. Haugarth,	2012	$1,047,825	$2,313,043	45%
Executive Vice President, Merchandising and Logistics	2011	$932,362	$1,343,682	69%
	2010	$1,107,893	$2,809,695	39%
Peter J. Van Helden,	2012	$566,434	$1,332,523	43%
Executive Vice President, Retail Operations
J. Andrew Herring,	2012	$513,730	$1,454,935	35%
Executive Vice President Real Estate, Market Development and Legal

(1)
Amounts reported as Total Realized Compensation differ substantially from the amounts determined under SEC rules as reported in the Total column of the 2012 Summary Compensation Table. Total Realized Compensation is not a substitute for Total compensation. Total Realized Compensation represents: (1) total compensation, as calculated under applicable SEC rules, minus (2) the aggregate grant date fair value of equity awards (as reflected in the Stock Awards and Option Awards columns of the 2012 Summary Compensation Table) minus (3) the year-over-year change in pension value and nonqualified deferred compensation earnings (as reflected in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the 2012 Summary Compensation Table), plus (4) the value realized from the exercise of stock options and the vesting of restricted stock units or restricted stock awards before payment of any applicable withholding taxes and brokerage commissions (as reflected in the Option Exercises and Stock Vested tables of the proxy statements for the respective years), including the value realized from the payment of any dividend equivalents. In addition, Total Realized Compensation reflects any bonus actually paid in each of the years shown, whereas total compensation under the SEC rules reflects any bonus earned for the applicable years (regardless of when paid). See the narrative and notes accompanying the 2012 Summary Compensation Table set forth on page    .

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Craig R. Herkert	4/22/2011	4/12/2011	$637,500	$1,275,000	$2,550,000	$223,213	$6,249,969	$22,321,318
Sherry M. Smith	4/22/2011	4/12/2011	300,000	600,000	1,200,000	53,570	1,499,957	5,356,989
Janel S. Haugarth	4/22/2011	4/12/2011	312,500	625,000	1,250,000	53,570	1,499,957	5,356,989
Peter J. Van Helden	4/22/2011	4/12/2011	275,000	550,000	1,100,000	53,570	1,499,957	5,356,989
J. Andrew Herring	4/22/2011	4/12/2011	250,000	500,000	1,000,000	53,570	1,499,957	5,356,989

(1)
Represents range of possible awards under our annual incentive plan. The actual amount of the award earned for fiscal 2012 is presented in the Non-Equity Incentive Plan Compensation and Stock Awards columns of the Summary Compensation Table. The annual incentive plan is described above in the "Compensation Discussion and Analysis." The threshold amount reflects a payout of 50 percent of the target award and the maximum amount reflects a payout of 200 percent of the target award. The annual incentive plan pays out half in cash and half in restricted stock.

(2)
Represents range of possible awards under our MYPA for the fiscal 2012-2014 performance cycle. The MYPA program is described above in the "Compensation Discussion and Analysis." Threshold amount represents an increase in stock price of $0.25 at the end of the three-year performance period; the target amount represents an increase in stock price of $7.00 at the end of the three-year performance period; the maximum amount represents an increase in stock price of $25.00 at the end of the three-year performance period. In addition, the threshold could also be considered as 25% of the target payout opportunity. This would occur in the event that SUPERVALU attained cumulative EBITDA of $5.7 billion over the three year period and the stock price did not increase by $1.75 to $12.75, the stock price that would provide a 25% payout. The values included in the table above assume that the stock price increased by the minimum amount and the EBITDA goal was not met. The MYPA pays out half in cash and half in common stock.

(3)
The targeted values in this table relate to, but do not equal the amounts in the stock option column of the Summary Compensation Table. The Company reported the FASB ASC 718 value in the Summary Compensation Table (according to SEC rules and accounting standards). However, the values noted in the above table reflect the potential payouts from the MYPA, which is the information that the Committee considered when determining the grant amounts and performance requirements for threshold, target and maximum.

OUTSTANDING EQUITY AWARDS AT FEBRUARY 25, 2012

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held that have not Vested(15)		Market Value of Shares or Units of Stock that have not Vested ($)
Craig R. Herkert	125,000	(1)	375,000	(1)	$12.68	6/4/2017
	241,091	(2)	160,726	(2)	$15.90	5/26/2016	157,234	(3)	$1,045,606.10

Totals:	366,091		535,726				157,234		$1,045,606.10
Sherry M. Smith	7,500	(1)	22,500	(1)	$12.68	6/4/2017
	18,000	(4)	12,000	(4)	$16.07	5/28/2016
	24,000	(5)	6,000	(5)	$35.00	5/28/2015
	30,000	(7)			$43.59	4/20/14
	25,000	(11)			$29.90	4/7/2014	15,000		$99,750
	27,500	(9)			$29.18	4/20/2013
	5,586	(14)			$31.57	4/9/2013
	3,999	(12)			$15.90	4/9/2013
	2,670	(14)			$35.05	4/9/2013
	2,777	(14)			$35.48	4/9/2013
	2,647	(14)			$35.48	4/10/2012
	10,651	(14)			$35.05	4/10/2012
	27,500	(10)			$33.46	4/6/2012

Totals:	187,830		40,500	(1)			15,000		$99,750
Janel S. Haugarth	15,000	(1)	45,000	(1)	$12.68	6/4/2017
	18,000	(4)	12,000	(4)	$16.07	5/28/2016
	44,000	(5)	11,000	(5)	$35.00	5/28/2015
	50,000	(7)			$43.59	4/20/2014
	1,832	(14)			$43.59	4/9/2014
	12,619	(14)			$43.59	4/7/2014
	4,000	(11)			$29.90	4/7/2014
	30,000	(9)			$29.18	4/20/2013
	6,703	(14)			$28.83	4/9/2013
	2,265	(13)			$28.83	4/9/2013
	30,000	(13)			$33.56	7/18/2012
	2,408	(14)			$36.31	4/10/2012
	9,608	(14)			$35.47	4/10/2012
	20,000	(10)			$33.46	4/6/2012

Totals:	246,435		68,000
J Andrew Herring	15,000	(1)	45,000	(1)	$12.68	6/4/2017
	15,000	(4)	10,000	(4)	$16.07	5/28/2016
	17,600	(6)	4,400	(15)	$35.00	5/28/2015
	25,000	(7)			$43.59	4/20/2014
	4,000	(11)			$29.90	4/7/2014
	12,186	(14)			$46.30	4/7/2014
	25,000	(9)			$29.18	4/20/2013
	8,313	(14)			$35.47	4/9/2013
	4,991	(14)			$46.30	4/9/2013
	27,063	(14)			$46.30	4/10/2012
	20,000	(10)			$33.46	4/6/2012

Totals:	174,153		59,400

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held that have not Vested(15)	Market Value of Shares or Units of Stock that have not Vested ($)
Peter J. Van Helden	15,000	(1)	45,000	(1)	$12.68	6/4/2017
	15,000	(4)	10,000	(4)	$16.07	5/28/2016
	40,000	(5)	10,000	(5)	$35.00	5/28/2015
	13,046	(16)			$26.96	12/16/2014
	50,000	(7)			$43.59	4/20/2014
	21,743	(16)			$23.35	12/5/2013
	21,743	(16)			$25.28	12/9/2012

Totals:	176,532		65,000

(1)
This non-qualified stock option vests at the rate of 25 percent per year, with vesting dates of June 4, 2011, June 4, 2012, June 4, 2013 and June 4, 2014.

(2)
This non-qualified stock option vests at the rate of 20 percent per year, with vesting dates of May 26, 2009, May 26, 2010, May 26, 2011, May 26, 2012 and May 26, 2013.

(3)
Represents a restricted stock grant awarded under our 2007 Stock Plan in connection with Mr. Herkert's appointment as our CEO. The award vests at the rate of 25 percent per year, with vesting dates of May 26, 2010, May 26, 2011, May 26, 2012 and May 26, 2013. Dividends are paid on the restricted stock.

(4)
This non-qualified stock option vests at the rate of 20 percent per year, with vesting dates of May 28, 2009, May 28, 2010, May 28, 2011, May 28, 2012 and May 28, 2013.

(5)
This non-qualified stock option vests at the rate of 20 percent per year, with vesting dates of May 28, 2008, May 28, 2009, May 28, 2010, May 28, 2011 and May 28, 2012.

(6)
This non-qualified stock option vested at the rate of 20 percent per year, with vesting dates of May 28, 2008, May 28, 2009, May 28, 2010, May 28, 2011 and upon termination on August 31, 2011.

(7)
This non-qualified stock option vested at the rate of 20 percent per year, with vesting dates of April 20, 2007, April 20, 2008, April 20, 2009, April 20, 2010 and April 20, 2011.

(8)
This non-qualified stock option vested at the rate of 20 percent per year, with vesting dates of July 18, 2005, July 18, 2006, July 18, 2007, July 18, 2008 and July 18, 2009.

(9)
This non-qualified stock option vested at the rate of 20 percent per year, with vesting dates of April 20, 2006, April 20, 2007, April 20, 2008, April 20, 2009 and April 20, 2010.

(10)
This non-qualified stock option vested at the rate of 20 percent per year, with vesting dates of April 6, 2005, April 6, 2006, April 6, 2007, April 6, 2008 and April 6, 2009.

(11)
This non-qualified stock option vested at the rate of 20 percent per year, with vesting dates of April 7, 2004, April 7, 2005, April 7, 2006, April 7, 2007 and April 7, 2008.

(12)
This non-qualified (3,535) and incentive stock option (464) vested at the rate of 20 percent per year, with vesting dates of April 9, 2003, April 9, 2004, April 9, 2005, April 9, 2006 and April 9, 2007.

(13)
Represents a "reload" stock option granted under the 1997 Stock Plan upon the exercise and payment of the exercise price by delivery of previously owned shares of SUPERVALU common stock. Each reload stock option is granted for the number of shares tendered as payment for the exercise price and tax withholding obligation, has a per share exercise price equal to the fair market value of a share of the Company's common stock on the date of grant, is exercisable in full on the date of grant and expires on the same date as the original option.

(14)
Represents a "reload" stock option granted under our 2002 Stock Plan upon the exercise and payment of the exercise price by delivery of previously owned shares of SUPERVALU common stock. Each reload stock option is granted for the number of shares tendered as payment for the exercise price and tax withholding obligation, has a per share exercise price equal to the fair market value of a share of the Company's common stock on the date of grant, is exercisable in full on the date of grant and expires on the same date as the original option.

(15)
The amounts shown in this column are calculated using a per share value of $6.65, the closing market price of a share of our common stock on the NYSE on February 24, 2012 (the last trading day before our 2012 fiscal year).

(16)
This non-qualified stock option vested June 6, 2006.

 OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Craig R. Herkert	—	—	78,616	$796,380
Sherry M. Smith	—	—	—	—
Janel S. Haugarth	—	—	40,000	$405,200
Peter J. Van Helden	—	—	—	—
J. Andrew Herring	—	—	—	—

(1)
Amounts reflect the market value of the Company's common stock on the day the stock vested, determined by multiplying the number of shares acquired on vesting by the closing sales price for the Company's common stock on the NYSE on the vesting date.

 PENSION BENEFITS

Name	Plan Name(1)	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)
Craig R. Herkert	—	—	—	—
Sherry M. Smith(4)	Qualified Retirement Plan	20.17	$491,690	—
	Excess Benefits Plan	20.17	$601,826	—
	EDCP	20.17	$38,036	—
Janel Haugarth(5)	Qualified Retirement Plan	30.0	$978,784	—
	Excess Benefits Plan	30.0	$2,481,649	—
	EDCP	30.0	$172,595	—
J. Andrew Herring(6)	Qualified Retirement Plan	9.92	$268,053	—
	Excess Benefits Plan	9.92	$215,646	—
	EDCP	9.92	$64,880	—
Peter J. Van Helden	Qualified Retirement Plan	25.00	$246,179	—

(1)
We maintain the following programs to provide retirement income to the NEOs: the SUPERVALU INC. Retirement Plan (the "Qualified Retirement Plan"), the SUPERVALU INC. Nonqualified Supplemental Executive Retirement Plan (the "SERP"), the SUPERVALU INC. Excess Benefits Plan (the "Excess Benefits Plan") and the SUPERVALU INC. Executive Deferred Compensation Plan (the "EDCP"). Each of these plans is discussed below.

(2)
The Qualified Retirement Plan caps years of credited service at 30 years. Years of credited service were frozen effective December 31, 2007.

(3)
The calculation of present value of accumulated benefit assumes: (a) a measurement date of February 25, 2012; (b) a discount rate of 4.55 percent; (c) an assumed retirement at age 62 (earliest unreduced retirement age); (d) a single life annuity form of payment; (e) the use of the ERISA (PPA) Static Mortality Table for 2012 and (f) no pre-retirement decrements.

(4)
Ms. Smith has elected a lump sum distribution at separation of service under the Excess Benefits Plan for amounts credited after calendar 2004. For amounts credited prior to calendar 2005, Ms. Smith elected a 5-year installment at the later of age 55 or separation of service.

(5)
Ms. Haugarth is currently eligible for early retirement under the Qualified Retirement Plan and Excess Benefits Plan. Under the Excess Benefits Plan, Ms. Haugarth elected a 5-year installment at the later of age 62 or separation of service for amounts credited after calendar 2004. For amounts credited prior to calendar 2005, Ms. Haugarth elected a lump sum distribution at retirement.

(6)
Mr. Herring has elected a lump sum distribution at retirement under the Excess Benefits Plan.

        With respect to NEOs, Ms. Haugarth, Ms. Smith and Mr. Herring participate in the Qualified Retirement Plan and the Excess Benefits Plan. Mr. Van Helden participates in the Qualified Retirement Plan only. Mr. Herkert is not eligible to participate in the Qualified Retirement Plan, the SERP or the Excess Benefits Plan. The SERP and the Excess Benefits Plan were designed to restore the loss of qualified retirement plan benefits due to the Internal Revenue Service ("IRS") limits on compensation and benefits and, in addition, the SERP was designed to restore the loss of qualified retirement plan benefits due to a change in the formula required by statute in 1989. In addition, NEOs may also defer compensation under the EDCP as described in this Proxy Statement.

 SUPERVALU INC. Retirement Plan

        To participate in the Qualified Retirement Plan, an employee must have one year of service with the Company during which 1,000 hours of service were completed and be at least age 21. Union employees are not covered unless a collective bargaining agreement provides for coverage in the plan. Accrued benefits under the Qualified Retirement Plan are one percent of final average compensation times credited service (not to exceed 30 years) plus 0.4 percent of final average compensation in excess of covered compensation times credited years of service (not to exceed 30 years). Final average compensation is defined as the highest five consecutive complete plan years of compensation. Elements of compensation include base pay and bonus pay, less any deferrals under nonqualified deferred compensation plans. Credited service for years during which the participant completed at least 1,000 hours of service. Normal retirement is age 65. Accrued benefits are available unreduced at age 62 with 10 or more years of service. Early retirement is available at age 55 with 10 or more years of service. Early retirement reductions are four percent per year prior to age 62. Effective December 31, 2007, credited service was frozen under the Qualified Retirement Plan. However, vesting service will continue to be counted until separation and compensation will be recognized under the Qualified Retirement Plan through December 31, 2012.

        There are six optional distribution forms under the Qualified Retirement Plan: single life annuity, which is payable for the lifetime of the participant only; 5, 10 and 15 year term certain annuities, which are payable for the lifetime of the participant with a guaranteed stream of benefits payable to the named beneficiary if the participant dies before the end of the guaranteed term; and 50 percent and 100 percent joint and survivor annuities, which are payable for the lifetime of the participant with the applicable percentage of the participant's annuity being paid to the surviving spouse or surviving joint annuitant for their lifetime. Lump sums are also available to certain limited participant groups. These distribution options are elected and payable at early or normal retirement.

        Certain former Albertson's pension plans in which benefit accruals for all nonunion employees were previously frozen have been merged into the Qualified Retirement Plan. The frozen accrued benefits for merged participants are determined under the formulas in the merged plans, and distributions to such participants are made under the normal and optional distribution forms in the Qualified Retirement Plan.

SUPERVALU INC. Nonqualified Supplemental Executive Retirement Plan

        The SERP was designed to restore the loss of qualified retirement plan benefits due to statutory limits on benefits and compensation in such plans and to restore the loss of any qualified retirement plan benefits due to the change in the benefit formula in that plan on February 26, 1989. Participation in this plan is limited to employees who satisfy the following requirements: (1) born before March 1, 1952; (2) have at least 15 years of credited service; (3) are a highly compensated employee (as defined under Section 414(q) of the Code) at separation; and (4) on February 26, 1989 were actively employed by SUPERVALU and were participants in the Qualified Retirement Plan. Accrued benefits are determined as the greater of the current qualified retirement plan benefit formula compared to the SERP formula of 1.7 percent of final average compensation times credited service (not to exceed 30 years) minus the sum of (A) 0.1 percent of final average compensation in excess of $75,000 times credited service (not to exceed 30 years) and (B) 1/30th of the participant's approximate social security benefit times credited service (not to exceed 30 years) minus the dollar amount of the benefit payable from the Qualified Retirement Plan. Normal retirement is age 65. Accrued benefits are available unreduced at age 62 with 10 or more years of service. Early retirement is available at age 55 with 10 or more years of service. Early retirement reductions are four percent per year prior to age 62. Effective December 31, 2007, credited service was frozen under the Qualified Retirement Plan and, indirectly, under the SERP. However, vesting service will continue to be recognized until separation and compensation will continue to be recognized under the Qualified Retirement Plan and, indirectly, under the SERP, through December 31, 2012.

        There are nine basic distribution forms under the SERP: single life annuity, which is payable for the lifetime of the participant only; 10 and 15 year term certain and life annuities, which are payable for the lifetime of the participant with a guaranteed stream of benefits payable to the named beneficiary if the participant dies before the end of the guaranteed term; and 50 percent, 67 percent and 100 percent joint and survivor annuities, which are payable for the lifetime of the participant with the applicable percentage of the participant's annuity being paid to the surviving spouse or surviving joint annuitant for their lifetime; lump sum; and equal annual installments over a five or ten year period. Participants who do not file timely distribution elections receive payment in the form of a single lump sum.

        Distribution of benefits occurs at the election of the participant: (a) within 30 days of separation from service; (b) during the month of March following separation from service; (c) during the month of March following the later of age 55 or separation from service; (d) during the month of March following the later of age 62 or separation from service; (e) during the month of March following the later of age 65 or separation from service; or (f) within 30 days following the later of a specific date or separation from service. Participants who do not file a timely election will receive distribution during the March following separation from service. If distribution is being made to a "key employee," as defined by the IRS, the portion of the participant's benefit attributable to benefits accrued after December 31, 2004, will be delayed for six months following separation from service. A "key employee" is determined by the definition provided by the IRS.

SUPERVALU INC. Excess Benefits Plan

        The Excess Benefits Plan was designed solely to restore the loss of qualified retirement plan benefits due to statutory limits on benefits and compensation in such plans. Participation in this plan is limited to employees who satisfy the following requirements: (1) have a benefit in a qualified plan that is reduced by statutory limits; (2) are not covered under the SERP; and (3) are selected for participation by the Leadership Development and Compensation Committee. Accrued benefits are the additional amount that would have been paid from the qualified plan but for the statutory limits. Normal retirement is age 65. Accrued benefits are available unreduced at age 62 with 10 or more years of service. Early retirement is available at age 55 with 10 or more years of service. Early retirement reductions are four percent per year prior to age 62. Effective December 31, 2007, credited service was frozen under the Qualified Retirement Plan and, indirectly, under the Excess Benefits Plan. However, vesting service will continue to be recognized until separation and compensation will continue to be recognized under the Qualified Retirement Plan and, indirectly, under the Excess Benefits Plan, through December 31, 2012.

        There are seven basic distribution forms under the Excess Benefits Plan: single life annuity, which is payable for the lifetime of the participant only; 50 percent, 67 percent and 100 percent joint and survivor annuities, which are payable for the lifetime of the participant with the applicable percentage of the participant's annuity being paid to the surviving spouse or surviving joint annuitant for their lifetime; lump sum; and annual installments over a five or ten year period. Participants who do not file timely distribution elections receive payment in the form of a single lump sum.

        Distribution of benefits occurs at the election of the participant: (a) within 30 days of separation from service; (b) during the month of March following separation from service; (c) during the month of March following the later of age 62 or separation of service; or (d) during the month of March following the later of age 65 or separation from service. Participants who do not file a timely election will receive distribution during the March following separation from service. If distribution is being made to a "key employee," the portion of the participant's benefit attributable to benefits accrued after December 31, 2004, will be delayed for six months following separation of service. A "key employee" is determined by the definition provided by the IRS.

SUPERVALU INC. Executive Deferred Compensation Plan (Pension Make-Up Benefit)

        Executives who defer the receipt of pay under the EDCP may have reduced qualified defined benefit retirement plan benefits and related non-qualified supplemental retirement benefits. To make up this loss in defined benefit retirement plan benefits, the EDCP contains a make-up provision to determine and to pay an amount representing the additional benefit that would have been payable under those plans if there had been no deferrals under the EDCP. This make-up benefit is determined by commuting this additional benefit to a lump sum that is deposited in the participant's EDCP account at retirement and then distributed during March in the following plan year as a single payment. For this make-up computation, accrued benefits are determined using the Qualified Retirement Plan benefit formula as if there had been no reductions in final average pay due to deferrals. Effective December 31, 2007, credited service was frozen under the Qualified Retirement Plan and, indirectly, under this make-up provision of the EDCP. However, additional vesting service continues to be counted until separation and compensation continues to be recognized under the Qualified Retirement Plan and, indirectly, under this make-up provision of the EDCP, through December 31, 2012. If a distribution is to be made to a "key employee", the portion of the benefit attributable to deferral after December 31, 2004, will be delayed for six months following separation from service. A "key employee" is determined by the definition provided by the IRS.

NONQUALIFIED DEFERRED COMPENSATION(1)

SUPERVALU INC. Executive Deferred Compensation Plan

        In addition to the "make-up" feature described previously, the EDCP provides that an eligible executive can elect to defer between 5 and 50 percent of base salary and between 5 and 100 percent of annual incentive compensation. A new deferral election can be made before the beginning of each calendar year and is effective for that calendar year as to base salary and for the fiscal year that begins in that calendar year as to incentive compensation. The amount deferred for a year is credited to an unfunded bookkeeping account for that year and that account is credited from time to time with interest at a rate determined by reference to Moody's Corporate Average Bond Index for the year ending in the October preceding the calendar year. With each deferral election, the employee also makes an election of (i) whether the account for that year will be distributed in a lump sum or in 5, 10 or 15 annual installments and (ii) the time when distribution of that year's account will be paid in a lump sum or commenced in installments (either a specified date or upon separation from service). SUPERVALU may, in its discretion, credit additional amounts to a participant's account. If distribution is to be made to a "key employee," the portion of the benefit attributable to deferral after December 31, 2004, will be delayed for six months following separation from service. Subject to limited exceptions, all amounts are 100 percent nonforfeitable at all times. A "key employee" is determined by the definition provided by the IRS.

Name	Executive Contributions in Last Fiscal Year ($)(2)	Registrant Contributions in Last Fiscal Year ($)(3)	Aggregate Earnings in Last Fiscal Year ($)(4)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Craig R. Herkert	$372,692	$27,924	$43,185	$—	$1,007,442
Sherry M. Smith	$34,327	$18,056	$5,763	$18,910	$145,462
Janel S. Haugarth	$4,808	$24,808	$40,336	$—	$795,034
Peter J. Van Helden	$55,000	$15,653	$16,647	$—	$518,281
J. Andrew Herring	$33,462	$12,843	$54,365	$—	$1,056,539

(1)
The Company offers eligible participants the opportunity to participate each year in the current executive nonqualified deferred compensation plan. Other inactive nonqualified compensation plans also exist and are governed by the respective rules which existed while they were active. The amounts credited from the registrant and aggregate earnings are not included in the Summary Compensation Table.

(2)
Amounts credited in fiscal 2012 include deferrals on base salary earned during parts of calendar 2011 and calendar 2012.

(3)
Because of limitations on the annual compensation that can be taken into account under the 401(k) Plan, participants received an additional discretionary credit from the Company for their 2011 EDCP deferrals and credited this restoration to a participant account in 2011 as if there were no income limitations for a Company match or profit sharing contribution under the 401(k) Plan.

(4)
Earnings for the current and inactive plans are determined based on a combination of a fixed percentage rate as well as variable interest rate methodologies based on current account balances.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

        The tables below reflect the amount of compensation that would be paid to each of the NEOs in the event of termination of such executive's employment under several different circumstances. The amounts shown assume that such termination was effective as of the last day of the last completed fiscal year, and thus includes amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive's separation from SUPERVALU.

Potential Payments and Benefits upon Termination Absent a Change of Control

        The first column of the table below sets forth the payments to which each NEO would be entitled, other than accrued but unpaid base salary and any benefits payable or provided under broad-based employee benefit plans and programs, in the event of a qualified retirement or due to long-term disability. The second column of the table reflects payments that would be due in the event of the NEO's termination of employment due to death prior to a change of control of SUPERVALU. In any of these events, we are not obligated to provide any special severance payments, health or welfare benefits or tax gross-ups to the NEO. Ms. Haugarth meets the age and service requirements for retirement and, therefore, accelerated vesting of equity awards would occur upon death, disability or retirement. Mr. Herkert, Ms. Smith, Mr. Van Helden and Mr. Herring do not meet the requirements for retirement and, therefore, accelerated vesting of equity awards would not occur upon death, disability or retirement.

        The third column of the table below sets forth the lump sum payment to which each NEO would be entitled in the event they are involuntarily terminated without cause, subject to certain exclusions, pursuant to the Executive & Officer Severance Pay Plan, which are described under "Compensation Discussion and Analysis—Executive Severance Plan." The lump sum cash payment is equal to a multiple of the NEO's annual base salary and the average of the performance results (expressed as a percentage) used to determine the NEO's bonus amounts under the annual bonus plan for the preceding three years (or all bonus amounts if the NEO has been employed fewer than three years), multiplied by the NEO's current target bonus amount, as well as an uninterrupted bonus cycle payment. The severance multiple is two times for the CEO and 1.5 times for other NEOs. The NEOs are also entitled to reimbursement for COBRA coverage for medical and dental insurance. Additionally, a NEO must repay severance benefits received pursuant to the Executive & Officer

Severance Pay Plan if the Company rehires them in any capacity within six months of the termination date.

Name	Retirement/ Disability	Death	Termination Without Cause(1)
Craig R. Herkert	$728,790	$728,790	$3,284,742
Sherry M. Smith	365,766	365,766	1,597,102
Janel S. Haugarth	451,350	1,326,350	1,794,403
Peter J. Van Helden(2)	197,082	197,082	1,186,873
J. Andrew Herring	307,565	307,565	1,337,845

(1)
These amounts exclude reimbursements for COBRA.

(2)
In connection with his departure from the Company in August 2012, Mr. Van Helden will receive the benefits described above.

Potential Payments and Benefits upon Termination Following, or in Connection with, a Change of Control

SUPERVALU Change of Control Agreements

        We have entered into change of control agreements with certain of our executives and other employees, including all of the NEOs.

        Our change of control agreements entitle the NEOs to receive a lump sum cash payment if the executive's employment is terminated (other than for cause or disability, as defined in the agreements) within two years after or in anticipation of a change of control (as defined in the agreements). See "Compensation Discussion and Analysis—Executive Change of Control Policy" for additional details.

        The lump sum cash payment is equal to a multiple of the NEO's annual base salary, target bonus and an interrupted bonus cycle payment. The severance multiple is three times for the CEO and two times for the other NEOs. The NEO would also be entitled to continued family medical, dental and life insurance coverage until the earlier of the end of the separation period or the commencement of comparable coverage with a subsequent employer. If so requested, outplacement services shall be provided by a professional outplacement provider at a cost to the Company of not more than $25,000. Each agreement includes a covenant not to compete with SUPERVALU.

        A change of control generally includes the occurrence of any of the following events or circumstances:

  •
  the acquisition of 20 percent or more of the outstanding shares of SUPERVALU or the voting power of the outstanding voting securities of SUPERVALU, other than any acquisition from or by SUPERVALU or any SUPERVALU-sponsored employee benefit plan;

  •
  consummation of a merger or other business combination of SUPERVALU or sale of substantially all of the assets of SUPERVALU, unless following such transaction SUPERVALU's historic stockholders retain at least 60 percent ownership of the surviving entity;

  •
  a change in our Board's composition within any 24-month period such that a majority of the Board's members does not include those who were members at the date of the beginning of the employment period; or

  •
  a determination by a majority of our Board that a change of control has occurred.

        Cause generally means the willful and continued failure of the officer to substantially perform his or her duties, the conviction of a felony, the willful engaging in gross misconduct that is materially and demonstrably injurious to SUPERVALU or personal dishonesty that results in substantial personal enrichment. Good reason generally means the annual base salary or highest annual bonus are reduced, the duties and responsibilities or the program of incentive compensation are materially and adversely diminished, the forced relocation of more than 45 miles or the significant increase in travel obligations, the failure to provide for the assumption of the agreement by any successor entity.

SUPERVALU Equity Compensation Plans

        Several of our compensation and benefit plans contain provisions for enhanced benefits upon a change of control of SUPERVALU. These enhanced benefits include immediate vesting of stock options, performance stock units, restricted stock and restricted stock unit awards upon a change of control, or in the case of such equity awards granted after May 2010, if employment terminates under specified circumstances within two years of a change of control. The NEOs and other executive officers also hold limited stock appreciation rights ("SARs"), granted in tandem with stock options that would become immediately exercisable upon a change of control, and allow the executive to receive cash for the bargain element in the related stock option. The MYPA award agreement for the fiscal 2012-2014 performance cycle also contains change in control provisions, which provide for the use of a prorated EBITDA amount and an adjusted change of control market capitalization for purposes of calculating any award amounts earned should a change in control occur prior to the end of the performance period. Under our executive deferred compensation plans, benefits payable upon termination may be increased by 30 percent to compensate the NEO for any excise tax liability incurred following a change of control. Our retirement plans provide for full vesting if employment terminates under specified circumstances within two years following a change of control. Additionally, the Qualified Retirement Plan provides that if it is terminated within five years following a change of control, any excess plan assets will not revert to the Company and will be used for the benefit of certain plan participants.

        We may set aside funds in an irrevocable grantor trust to satisfy our obligations arising from certain of our benefit plans. Funds will be set aside in the trust automatically upon a change of control. The trust assets would remain subject to the claims of our creditors.

POTENTIAL PAYMENTS TABLE

        The table below sets forth the amounts each NEO would be entitled to receive, other than accrued but unpaid base salary and any benefits payable or provided under broad-based employee benefit plans and programs, in the event of a termination of their employment by SUPERVALU, without cause or by the NEO, for good reason, following or in anticipation of a change of control of SUPERVALU. The amounts shown assume that the termination or change of control was effective as of February 24, 2012, the last business day of the fiscal year. These amounts do not include pension benefits described in the Pension Benefits Table and the other retirement benefits described following the Pension Benefits Table.

	Craig R. Herkert	Sherry M. Smith	Janel S. Haugarth	Peter J. Van Helden	J. Andrew Herring
Base salary	$2,550,000	$1,200,000	$1,250,000	$1,100,000	$1,000,000
Bonus	3,825,000	1,200,000	1,250,000	1,100,000	1,000,000
Interrupted Bonus Cycle	1,275,000	600,000	625,000	550,000	500,000
Accelerated vesting of equity awards(1)	—	—	—	—	—
Health and Welfare benefits	98,182	113,225	112,822	56,825	73,418
Outplacement services	25,000	25,000	25,000	25,000	25,000
Total	$7,773,182	$3,138,225	$3,262,822	$2,831,825	$2,598,418

(1)
The stock option and MYPA values are calculated based on the closing stock price on the NYSE on February 24, 2012 ($6.65), the last trading day before our 2012 fiscal year end.

 REPORT OF THE AUDIT COMMITTEE

        All of the members of the Audit Committee are independent directors under the NYSE listing standards and the rules of the SEC. In addition, the Board has determined that all members of the Audit Committee are financially literate under the NYSE listing standards and that each of Mr. Chappel, Mr. Cohen and Mr. Francis qualifies as an "audit committee financial expert" under the rules of the SEC.

        The Audit Committee operates under a written charter adopted by the Board of Directors, which is evaluated annually. The charter of the Audit Committee is available on SUPERVALU's website at http://www.supervalu.com. Click on the tab "Site Map" and then the caption "Corporate Governance" under the heading "About Us." The Audit Committee selects, evaluates and, where deemed appropriate, replaces SUPERVALU's independent registered public accountants. The Audit Committee also pre-approves all audit services, engagement fees and terms, and all permitted non-audit engagements, except for certain de minimus amounts.

        Management is responsible for SUPERVALU's internal controls and the financial reporting process. SUPERVALU's independent registered public accountants are responsible for performing an audit of SUPERVALU's consolidated financial statements and the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed SUPERVALU's audited financial statements for fiscal 2012 and has met and held discussions with management and KPMG LLP ("KPMG"), the independent registered public accountants. Management represented to the Audit Committee that SUPERVALU's consolidated financial statements for fiscal 2012 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with KPMG. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

        The Audit Committee received the written disclosures and letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit Committee concerning its independence, and the Audit Committee discussed with KPMG the accounting firm's independence.

        Based upon the Audit Committee's discussions with management and KPMG and the Audit Committee's review of the representation of management and the report of KPMG to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in SUPERVALU's Annual Report on Form 10-K for the fiscal year ended February 25, 2012, filed with the SEC.

        The Audit Committee also considered whether non-audit services provided by KPMG during fiscal 2012 were compatible with maintaining their independence and concluded that such non-audit services did not affect their independence.

Respectfully submitted,
Irwin S. Cohen, Chairperson Donald R. Chappel Philip L. Francis Steven S. Rogers Kathi P. Seifert

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS' FEES

        The Audit Committee has a formal policy concerning the approval of audit and non-audit services to be provided by SUPERVALU's independent registered public accountants. A copy of this policy can be found in the Audit Committee's charter which is available on SUPERVALU's website at http://www.supervalu.com. Click on the tab "Site Map" and then the caption "Corporate Governance" under the heading "About Us." The policy requires that the Audit Committee pre-approve all audit services, engagement fees and terms and all permitted non-audit engagements, subject to the de minimus exceptions permitted pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Chairperson of the Audit Committee is authorized to grant such pre-approvals in the event there is a need for such approvals prior to the next full Audit Committee meeting, provided all such pre-approvals are then reported to the full Audit Committee at its next scheduled meeting.

        During fiscal 2012 and 2011, KPMG provided various audit, audit-related and tax services to SUPERVALU. The Audit Committee pre-approved all audit services, audit-related services and tax services provided by KPMG in fiscal 2012 and 2011. The following table presents fees for professional services charged by KPMG to SUPERVALU by type and amount for fiscal 2012 and 2011.

	2012(2)	2011(3)
	($ in thousands)
Audit fees	$2,407	$2,690
Audit-related fees(1)	551	985

Total audit and audit-related fees	$2,958	3,675
Tax fees	—	—
All other fees	—	—

Total fees	$2,958	$3,675

(1)
Audit-related fees consist principally of fees for audits of financial statements of certain employee benefit plans and audits of the financial statements of certain businesses and subsidiaries.

(2)
Fees for 2012 are estimates.

(3)
Fees for 2011 reflect final amounts billed.

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (ITEM 2)

        The Audit Committee of our Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit SUPERVALU's financial statements. The Audit Committee has appointed KPMG as SUPERVALU's independent external registered public accountants for the fiscal year ending February 23, 2013. KPMG has been retained as SUPERVALU's external auditor continuously since fiscal 1999. The Audit Committee is responsible for the audit fee negotiations associated with the retention of KPMG. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit form. Further, in conjunction with the mandated rotation of the auditing firm's lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of KPMG's new lead engagement partner. The members of the Audit Committee and our Board of Directors believe that the continued retention of KPMG to serve as SUPERVALU's independent external auditor is in the best interests of our stockholders.

        Stockholder ratification of the appointment of KPMG as our independent registered public accountants is not required by our bylaws or otherwise. However, the Board of Directors is submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, which is solely responsible for appointing and terminating our independent registered public accountants, may in its discretion, direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interests of SUPERVALU and its stockholders.

        A representative of KPMG will be present at the Annual Meeting with the opportunity to make a statement and to respond to questions.

        The Board of Directors recommends a vote "FOR" the ratification of the appointment of KPMG LLP as independent registered public accountants.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (ITEM 3)

        As required by the Exchange Act, at the 2011 Annual Meeting of Stockholders, we provided the stockholders with an advisory vote on the frequency of conducting an advisory vote on the compensation of our NEOs. Consistent with the stockholders' preference expressed in voting at the 2011 Annual Meeting of Stockholders, the Board of Directors determined that an advisory vote on the compensation of SUPERVALU's executive officers will be conducted every year. Therefore, we are providing stockholders with an advisory (nonbinding) vote on the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC's rules.

        As described in detail under the heading "Compensation Discussion and Analysis—Executive Summary," our executive compensation programs are designed to align compensation with long-term stockholder value and the execution of strategic business imperatives and ensure that the majority of compensation opportunities are a result of pay-for-performance. Please read the "Compensation Discussion and Analysis" for additional details about the Company's executive compensation programs, including information about the compensation of our NEOs for fiscal 2012.

        The Company is presenting the following proposal, which gives stockholders the opportunity to endorse or not endorse our pay program for NEOs by voting for or against the following resolution (a "say-on-pay" vote). While the vote on the resolution is advisory in nature and therefore will not bind us to take any particular action, the Board of Directors intends to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding the Company's compensation programs.

    "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the tabular disclosure regarding such compensation, and the related narrative executive compensation disclosures contained in the Proxy Statement."

        The Board of Directors recommends a vote "FOR" approval of the compensation of the Company's NEOs, as disclosed in this Proxy Statement.

APPROVAL OF THE SUPERVALU INC. 2012 STOCK INCENTIVE PLAN (ITEM 4)

Reasons for Approval

        In April 2012, the Board of Directors adopted, subject to stockholder approval, the SUPERVALU INC. 2012 Stock Plan (the "2012 Stock Plan"). The purpose of the 2012 Stock Plan is to promote the interests of SUPERVALU and our stockholders by aiding us in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee Directors who we expect will contribute to our future success. The 2012 Stock Plan will allow us to provide participants with incentives to maximize their efforts on behalf of SUPERVALU through stock-based awards that provide them with opportunities for stock ownership, further aligning the interests of participants with SUPERVALU's stockholders.

        We currently award stock-based compensation, including stock options, restricted stock, stock settled appreciation rights, and performance stock units under the SUPERVALU INC. 2007 Stock Plan (the "2007 Stock Plan"). As of May 22, 2012, there were 21,127,007 shares subject to outstanding stock options and stock appreciation rights with a weighted average exercise price of $23.43 and a weighted average remaining term of 2.67 years under the 2007 Stock Plan and our other equity compensation plans. We also have 1,870,260 shares of full-value awards outstanding (restricted stock awards and restricted stock units) under such plans. No further awards will be made pursuant to our 2007 Stock Plan following stockholder approval of the 2012 Stock Plan.

        The Board of Directors believes that stock-based compensation is essential in attracting, retaining and recruiting highly qualified officers, employees and non-employee Directors. As discussed below, the 2012 Stock Plan will allow for the continued use of stock-based compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on then-current objectives for aligning compensation with stockholder value.

        The following is a summary of the material terms of the 2012 Stock Plan and is qualified in its entirety by reference to the 2012 Stock Plan. A copy of the 2012 Stock Plan is attached as Appendix A to this proxy statement.

Administration

        The Leadership Development and Compensation Committee (the "Committee") will administer the 2012 Stock Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2012 Stock Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the 2012 Stock Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Committee. Subject to the provisions of the 2012 Stock Plan, the Committee may amend the terms and conditions, or accelerate the exercisability, or lapse the restrictions, of an outstanding award. No action may be taken by the Committee to amend, alter, suspend, discontinue or terminate any outstanding award, prospectively or retroactively, that would adversely affect the right of the holder of an award without the consent of the holder. The Committee has authority to interpret the 2012 Stock Plan and establish rules and regulations for the administration of the 2012 Stock Plan.

        The Committee may delegate its powers under the 2012 Stock Plan to one or more of our officers or Directors, except that the Committee may not delegate its powers and duties under the plan with regard to executive officers or Directors who are subject to Section 16 of the Exchange Act, or in a way that would violate Section 162(m) of the Code or contravene Section 157 of the Delaware General Corporation Law. The Board of Directors may also exercise the powers of the Committee at any time, so long as its actions would not violate Rule 16b-3 promulgated by the SEC under the Exchange Act or Section 162(m) of the Code.

Eligible Participants

        Any employee, officer, consultant, independent contractor, advisor or non-employee Director providing services to us or any of our affiliates, who is selected by the Committee, is eligible to receive an award under the 2012 Stock Plan, provided that such eligible participant is a natural person. As of February 25, 2012, approximately 129,800 employees, officers, consultants, independent contractors, advisors and non-employee Directors were eligible as a class to be selected by the Committee to receive awards under the 2012 Stock Plan.

        The Committee may grant awards to eligible persons who are foreign nationals, are located outside of the United States, are U.S. citizens or resident aliens on global assignments in foreign nations, are compensated from a payroll maintained outside of the United States or are otherwise subject to (or could cause SUPERVALU to be subject to) legal or regulatory provisions of countries or jurisdictions outside of the United States, on terms and conditions different from those specified in the 2012 Stock Plan, which, in the judgment of the Committee, are necessary or desirable to foster and promote achievement of the purposes of the 2012 Stock Plan. In this regard, the Committee may make modifications, amendments, procedures or subplans necessary or advisable to comply with such legal or regulatory provisions.

Shares Available For Awards

        The aggregate number of shares of our common stock that may be issued under all stock-based awards made under the 2012 Stock Plan will be the sum of (i) 29,500,000 and (ii) any Shares subject to awards as of May 22, 2012 under the 2007 Stock Plan that, on or after the effective date of the 2012 Stock Plan, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of such awards to the extent they are exercised for or settled in vested and nonforfeitable Shares). The number of Shares available for issuance under the 2012 Stock Plan pursuant to clause (ii) in the preceding sentence shall be the same number of Shares counted against the aggregate number of Shares available under the 2007 Stock Plan with respect to such awards. No person that may be a "covered person" within the meaning of Section 162(m) of the Code (a "covered person") may be granted under the 2012 Stock Plan in any calendar year, options, stock appreciation rights or any other awards, the value of which is based solely on an increase in the value of our common stock after the date of grant of the award and which is intended to represent "qualified performance-based compensation" within the meaning of Section 162(m) of the Code ("qualified performance-based compensation"), for more than 2,000,000 shares in the aggregate, or if the award is payable in cash, for an amount greater than the fair market value of 2,000,000 shares at the time of payment. In addition, no covered person may be granted performance awards denominated in shares under the 2012 Stock Plan which are intended to represent qualified performance-based compensation, including performance awards, restricted stock and restricted stock units, for more than 2,000,000 shares in the aggregate in any calendar year. The maximum amount payable pursuant to all performance awards denominated in cash under the 2012 Stock Plan which are intended to represent qualified performance-based compensation to any covered person in the aggregate in any calendar year will be $10,000,000 in value, whether payable in cash, shares or other property. Awards will only be granted to consultants and advisors in compliance with Rule 405 of the Securities Act of 1933, as amended.

        The Committee will adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2012 Stock Plan. However, the number of shares covered by an award or to which an award relates following such adjustment will always be a whole number. Such adjustment will be made by the Committee or the Board of Directors and its determination in that respect will be final, binding and conclusive.

Accounting for Awards

        If an award entitles the holder to receive or purchase shares of our common stock, the number of shares covered by such award or to which the award relates will be counted on the date of grant of the award against the aggregate number of shares available for awards under the 2012 Stock Plan as follows:

  •
  with respect to stock options, stock appreciation rights or any other awards under the 2012 Stock Plan the value of which is based solely on an increase in the value of the shares after the date of grant of the award, the number of shares available for awards will be reduced by one share for each share covered by or payable under such award or to which the award relates;

  •
  with respect to any awards other than stock options, stock appreciation rights or any other awards under the 2012 Stock Plan the value of which is based solely on an increase in the value of the shares after the date of grant of the award, the number of shares available for awards will be reduced by 2.63 shares for each share covered by such award or to which such award relates;

  •
  for stock appreciation rights settled in shares upon exercise, the aggregate number of shares with respect to which the stock appreciation right is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2012 Stock Plan;

  •
  awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the 2012 Stock Plan.

        If an award terminates, is forfeited or is cancelled without the issuance of any shares, or if any shares covered by an award or to which an award relates are not issued for any other reason, then the number of shares counted against the aggregate number of shares available under the 2012 Stock Plan with respect to the award, to the extent of any such termination, forfeiture, cancellation or other event, will again be available for granting awards under the 2012 Stock Plan. If shares of restricted stock are forfeited or otherwise reacquired by us prior to vesting, whether or not dividends have been paid on such shares, then the number of shares counted against the aggregate number of shares available under the 2012 Stock Plan with respect to the restricted stock award, to the extent of any such forfeiture or reacquisition by us, will again be available for granting awards under the 2012 Stock Plan. Shares that are withheld in full or partial payment to us of the purchase or exercise price relating to the award or in connection with the satisfaction of tax obligations relating to any award will not be available for granting awards under the 2012 Stock Plan. Additionally, if a non-qualified stock option is net exercised as permitted under the 2012 Stock Plan, the number of shares counted against the aggregate number of shares available under the 2012 Stock Plan with respect to the award will be the gross amount of shares subject to the award.

Types of Awards and Terms and Conditions

        The 2012 Stock Plan permits the granting of:

  •
  stock options (including both incentive and non-qualified stock options);

  •
  stock appreciation rights ("SARs");

  •
  restricted stock and restricted stock units;

  •
  dividend equivalents;

  •
  performance awards of cash, stock or property;

  •
  stock awards; and

  •
  other stock-based awards.

        Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2012 Stock Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR except to satisfy legal requirements of foreign jurisdictions or if the award is in substitution for an award previously granted by an entity acquired by us. Determinations of fair market value under the 2012 Stock Plan will be made in accordance with methods and procedures established by the Committee. The term of awards may not be longer than 10 years from the date of grant.

        Stock Options.    The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The Committee may, in its discretion, permit non-qualified stock options to be net exercised.

        Stock Appreciation Rights.    The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee's discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

        Restricted Stock and Restricted Stock Units.    The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. The Committee may permit accelerated vesting in certain events, including the participant's death, disability, termination, retirement, or a change of control of SUPERVALU. If the participant's employment or service as a Director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in our best interest to waive the remaining restrictions, except if otherwise provided in the award agreement.

        Dividend Equivalents.    The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not grant dividend equivalents in connection with grants of options or SARs.

        Performance Awards.    The Committee may grant performance awards under the 2012 Stock Plan. A performance award may be denominated or payable in cash, stock (including restricted stock and restricted stock units), other securities, other awards or other property, and confers on the holder the right to receive payments, in whole or in part, upon the achievement of one or more performance goals during a performance period as established by the Committee. The performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the Committee. Performance awards that are granted to participants who may be covered persons and that are intended to be qualified performance-based compensation, to the extent required by Section 162(m) of the Code, must be conditioned solely on the achievement of one or more objective performance goals established by the Committee within the time prescribed by Section 162(m) of the Code, and must otherwise comply with the requirements of Section 162(m) of the Code.

        Performance Goals for performance awards that are granted to participants who may be covered employees and that are intended to be qualified performance-based compensation must be based solely on one or more of the following business criteria: sales (including identical store sales), revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes ("EBIT"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and net earnings), EBIT or EBITDA as a percentage of net sales, earnings per share (basic or diluted), earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), ratios (including one or more of price to earnings, debt to assets, debt to net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, market capitalization, cash generation, cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity), unit volume, working capital, market share, cost reductions, budget comparisons, sales or profitability of an identifiable business unit or product, economic profit or value added, number of customers, workforce satisfaction and diversity goals, environmental health and safety goals, employee retention, customer satisfaction, implementation or completion of key projects and strategic plan development and implementation. The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures. The measures may relate to SUPERVALU, one or more of our subsidiaries or one or more of our divisions or units, product lines or product categories or any combination of these. Subject to compliance with Section 162(m) of the Code, when the Committee established performance criteria, it may provide for the adjustment for charges related to an event or occurrence which the Committee determines is appropriate for adjustment, including asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; acquisitions; gains or losses from the disposition of businesses or assets or from the early extinguishment of debt; and unusual, extraordinary or nonrecurring events.

        Stock Awards.    The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2012 Stock Plan.

        Other Stock-Based Awards.    The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2012 Stock Plan.

Duration, Termination and Amendment

        No awards may be made after ten years from the earlier of the date of adoption of the 2012 Stock Plan by the Board of Directors, the date of stockholder approval or any earlier date of discontinuation or termination established pursuant to the 2012 Stock Plan, although no performance award intended to be qualified performance-based compensation will be granted under the 2012 Stock Plan after the fifth year following the year in which stockholders approved the performance goals unless and until the performance goals are reapproved by the stockholders. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2012 Stock Plan prior to expiration may extend beyond the expiration of the 2012 Stock Plan through the award's normal expiration date.

        The Board of Directors may amend, alter, suspend, discontinue or terminate the 2012 Stock Plan at any time, although stockholder approval must be obtained for any amendment to the 2012 Stock Plan that would increase the number of shares of our common stock available under the 2012 Stock Plan, increase the award limits under the 2012 Stock Plan, permit awards of options or SARs at a price less than fair market value, permit repricing of options or SARs, or cause Section 162(m) of the Code to become unavailable with respect to the 2012 Stock Plan. Stockholder approval is also required for any action that requires stockholder approval under the rules and regulations of the SEC, the New York Stock Exchange or any other securities exchange that are applicable to us.

Clawback or Recoupment of Awards

        All awards under the 2012 Stock Plan will be subject to forfeiture or other penalties pursuant to SUPERVALU's Clawback Policy, as amended from time to time, and forfeiture and/or penalty conditions determined by the Committee and set forth in the award agreement.

Blackout Periods

        Notwithstanding contrary provisions in the 2012 Stock Plan or any award agreement, SUPERVALU has the authority to establish any "blackout" period that it deems necessary or advisable with respect to any and all awards.

Prohibition on Repricing Awards

        Without the approval of our stockholders, the Committee will not reprice, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means, except in connection with a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2012 Stock Plan.

Transferability of Awards

        Unless otherwise provided by the Committee, any award other than stock awards under the 2012 Stock Plan and any right under any award may only be transferred by will or by the laws of descent and distribution or by transfer of an award back to SUPERVALU, including the transfer of an award (but not any stock option) to SUPERVALU in connection with a deferral election under any of our deferred compensation plans. Incentive stock options may only be transferred by will or by the laws of descent and distribution. No award other than stock awards or right under any award may be pledged, alienated, attached or otherwise encumbered and any purported pledge, alienation, attachment or encumbrance will be void and unenforceable against us.

Federal Income Tax Consequences

        Grant of Options and SARs.    The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

        Exercise of Incentive Stock Options.    Upon the exercise of an incentive stock option, no taxable income is realized by the optionee for purposes of regular income tax. However, the optionee may be required to recognize income for purposes of the alternative minimum tax ("AMT"). If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such award holder within two years after the date of grant or within one year after the transfer of such shares to such award holder, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to a deduction for federal income tax purposes.

        If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) we will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by us.

        Exercise of Non-Qualified Stock Options and SARs.    Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

        The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held. Generally, there will be no tax consequence to SUPERVALU in connection with the disposition of shares acquired under a non-qualified stock option or SAR.

        Restricted Stock.    Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. We will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

        Restricted Stock Units, Performance Awards and Dividend Equivalents.    Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, "deferred awards") will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, participant's tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Other Stock Grants.    As to other grants of shares of our common stock made under the 2012 Stock Plan not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. SUPERVALU generally will be entitled at that time to an income tax deduction for the same amount.

        Income Tax Deduction.    Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and other performance awards paid under the 2012 Stock Plan are qualified performance-based compensation, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2012 Stock Plan.

        Delivery of Shares for Tax Obligation.    Under the 2012 Stock Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to us to satisfy federal and state tax obligations.

        Section 409A of the Internal Revenue Code.    The Committee will administer and interpret the 2012 Stock Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder to a holder of an award. If any provision of the 2012 Stock Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results, and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the 2012 Stock Plan.

        Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act.    Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Code if the recipient has had a non-exempt acquisition of shares of our stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period unless a special election is made by the recipient pursuant to Section 83(b) of the Code (as described above under restricted stock) to recognize income as of the date the shares are received.

New Plan Benefits

        No benefits or amounts have been granted, awarded or received under the 2012 Stock Plan that were subject to stockholder approval. In addition, the Committee in its sole discretion will determine the number and types of awards that will be granted under the 2012 Stock Plan. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2012 Stock Plan were to be approved by our stockholders. The closing price of a share of our common stock, as reported on the NYSE on May 22, 2012, was $4.71.

 Equity Compensation Plan Information

        The following table sets forth information as of February 25, 2012 about SUPERVALU's common stock that may be issued under all of its equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	16,928,979	(2)(3)	$28.79	(2)(3)(4)	21,300,956	(5)
Equity compensation plans not approved by security holders(6)	1,665,421		30.01		—

Total	18,594,400		$28.90		21,300,956	(7)

(1)
SUPERVALU's 1993 Stock Plan, 2002 Stock Plan, 2007 Stock Plan, Directors' Deferred Compensation Plan, SUPERVALU/Richfood Stock Incentive Plan, Albertson's, Inc. Amended and Restated 1995 Stock-Based Incentive Plan and Albertson's, Inc. 2004 Equity and Performance Incentive Plan.

(2)
Includes options for 26,092 shares under the Albertson's, Inc. 2004 Equity and Performance Incentive Plan at a weighted average exercise price of $24.79 per share that were assumed in connection with the acquisition of New Albertson's, Inc. on June 2, 2006.

(3)
Includes options for 692,334 shares under the Albertson's, Inc. Amended and Restated 1995 Stock-Based Incentive Plan at a weighted average exercise price of $25.51 per share that were assumed in connection with the acquisition of New Albertson's, Inc. on June 2, 2006.

(4)
Excludes 190,838 restricted stock units included in column (a) which do not have an exercise price. Such units vest and are payable in shares after the expiration of the time periods set forth in their restricted stock unit agreements.

(5)
In addition to grants of options, warrants or rights, includes 21,076,891 shares available for issuance in the form of restricted stock, performance awards and other types of stock-based awards under SUPERVALU's 2007 Stock Plan and 224,065 shares available for issuance under the Directors' Deferred Compensation Plan.

(6)
SUPERVALU's 1997 Stock Plan.

(7)
Subsequent to February 25, 2012, the following awards were issued under the 2007 Stock Plan: 1,441,851 shares of restricted stock issued pursuant to the fiscal 2012 annual incentive plan and 4,652,568 SARs issued under the MYPA awards for the fiscal 2013-2015 performance period. In addition, there are 1,973,341 performance units outstanding under MYRA awards for the fiscal 2012-2014 performance period assuming the awards pay out at target. Using the 2007 Stock Plan's conversion ratio, these awards would reduce the number of available shares under the 2007 Stock Plan by 17,630,298 shares leaving 3,446,593 uncommitted shares available for issuance as of May 22, 2012.

1997 Stock Plan.    The Board of Directors adopted the 1997 Stock Plan on April 9, 1997 to provide for the granting of non-qualified stock options, restoration options, stock appreciation rights, restricted stock, restricted stock units and performance awards to key employees of SUPERVALU or any of its subsidiaries. A total of 10,800,000 shares were authorized for awards under the 1997 Stock Plan. The Board of Directors amended this plan in each of August 18, 1998, March 14, 2000 and April 10, 2002.

The 1997 Stock Plan expired on April 9, 2007 and, therefore, no further awards may be granted under the 1997 Stock Plan. Stock options covering a total of 1,665,421 shares remained outstanding under the 1997 Stock Plan as of February 25, 2012. All employees, consultants or independent contractors providing services to SUPERVALU, other than officers or directors of SUPERVALU or any of its affiliates who are subject to Section 16 of the Exchange Act, were eligible to participate in the 1997 Stock Plan. The Board of Directors administers the 1997 Stock Plan and has discretion to set the terms of all awards made under the 1997 Stock Plan, except as otherwise expressly provided in the 1997 Stock Plan. Options granted under the 1997 Stock Plan may not have an exercise price less than 100 percent of the fair market value of SUPERVALU's common stock on the date of the grant. Unless the Board of Directors otherwise specifies, restricted stock and restricted stock units will be forfeited and reacquired by SUPERVALU if an employee is terminated.

        The Board of Directors recommends a vote "FOR" approval of the 2012 Stock Plan.

APPROVAL OF THE AMENDMENT OF THE SUPERVALU INC. DIRECTORS'
DEFERRED COMPENSATION PLAN (ITEM 5)

Reasons for Approval

        In April 2012, the Board of Directors adopted, subject to stockholder approval, an amendment to the SUPERVALU INC. Directors' Deferred Compensation Plan (the "DDCP"), to increase the number of shares of our common stock available for issuance under the DDCP by 1,800,000 shares, from 1,000,000 shares to 2,800,000 shares, and to make certain administrative changes, including the following: (i) excluding non-employee Directors who were former employees of SUPERVALU from participating in the DDCP, (ii) updating the timing of the annual deferred stock retainers credited to new and existing non-employee Directors and (iii) providing for the crediting of supplemental deferred stock retainers.

        The DDCP resulted from the merger in 2009 of two separate plans that provided for the deferral of Director compensation: (i) the SUPERVALU INC. Deferred Compensation Plan for Non-Employee Directors, established effective June 27, 1996 for the purpose of allowing non-employee Directors to defer cash compensation for payment to them in cash after they ceased serving as a Director, and (ii) the SUPERVALU INC. Non-Employee Directors Deferred Stock Plan, established effective February 14, 1996 for the purpose of allowing the Company to make conditional book-entry awards of common stock, and allowing non-employee Directors to defer cash compensation, for payment to them in common stock or cash after they ceased serving as a Director. The SUPERVALU INC. Non-Employee Directors Deferred Stock Plan was approved by the Company's stockholders on June 27, 1996, and provided for up to 1,000,000 shares (as adjusted under the terms of the plan for the two-for-one stock split effective August 18, 1998). As of March 16, 2012, approximately 214,559 shares remained available under the DDCP.

        The remaining amount of shares available under the DDCP is insufficient to enable the Company to continue operation of the DDCP. We believe the DDCP is beneficial to SUPERVALU and our stockholders in enabling us to attract, retain and recruit highly qualified non-employee Directors and to provide them with opportunities for stock ownership, further aligning the interests of participants with SUPERVALU's stockholders.

        The following is a summary of the material terms of the DDCP and is qualified in its entirety by reference to the DDCP. A copy of the DDCP, as amended, is attached as Appendix B to this proxy statement, and the amended language is marked in bold to show changes.

Purpose

        The DDCP allows eligible non-employee Directors to elect to defer all or a portion of the compensation payable to them for service on our Board of Directors into unfunded bookkeeping accounts for payment to them in cash and/or common stock after they cease serving as a Director. The DDCP also allows us to make conditional awards of unfunded, book-entry common stock to eligible non-employee Directors as compensation for their service as Directors with payment to be made to them in cash or common stock after they cease serving as a Director. Under the DDCP, Director compensation and conditional awards may be deferred until termination of service as a Director or, subject to certain restrictions, such later date as may be specified by the Director.

Administration

        The DDCP is administered by the Corporate Governance and Nominating Committee of the Board of Directors.

Eligibility

        Any Director who is not currently, and was not formerly, an employee of SUPERVALU is eligible to participate in the DDCP. All of our current Directors, except for Mr. Herkert, are eligible to participate in the DDCP.

Number of Shares

        The maximum number of shares that may be credited under the DDCP as amended will be 2,800,000 shares. The numbers, rights and privileges of shares credited under the DDCP will be increased, decreased or changed consistent with any action by SUPERVALU to increase or decrease its outstanding common stock, change in any way the rights and privileges of its common stock by payment of a stock dividend or any other payment upon the shares payable in common stock or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the common stock.

Participation

        An eligible non-employee Director will become a participant in the DDCP beginning on the first day on which the individual is a Director and is not at the same time an employee of SUPERVALU or any affiliate.

Deferrals and Payments

        Participants must timely submit deferral elections to the plan administrator for each calendar year in which they participate in the DDCP indicating the amount of fees to be deferred, the portion of fees to be credited to the deferred cash account and the deferred stock account, and the form and timing of future payment. Future payments may be made in the form of a single lump sum or 15 or fewer annual installments, and at any time after the participant's termination as a Director or, subject to certain conditions, a specified future date. If an election is not timely submitted for any calendar year, no director fees will be deferred for that calendar year. If the participant's election is not clear as to time or form of payment, a single lump sum payment will be made in January after the calendar year in which the Director leaves the Board of Directors.

        If a Director chooses to defer all or a portion of fees into a deferred cash account, interest is payable on the amount of deferred cash compensation at an annual rate equal to the twelve-month rolling average of Moody's Corporate Average Bond Index for the twelve-month period ending in the month of October preceding the first day of the calendar year. Payment in cash is made from the cash account after the Director leaves the Board of Directors, in accordance with the Directors' payment election.

        If a Director chooses to defer fees into a deferred stock account, SUPERVALU then credits the Director's account with an additional amount equal to 10 percent of the amount of fees the Director has elected to defer and contributes the total amount in the Director's account to a grantor ("rabbi") trust that uses the amount to purchase shares of SUPERVALU common stock, which are then allocated to an account for the Director under the trust. Each Director is entitled to direct the trustee to vote all shares allocated to the Director's account in the trust. The common stock in each Director's deferred stock account will be distributed to the Director after the Director leaves the Board of Directors, in accordance with the Directors' payment election. Until that time, the trust assets remain subject to the claims of our creditors. Dividends paid on the shares of common stock held in each of the Directors' accounts are used to purchase additional shares for these accounts each quarter.

        In addition to voluntary deferrals made by a Director, SUPERVALU may also award compensation to each Director in the form of a deferred stock retainer that is automatically deferred into Directors' deferred stock accounts in the DDCP. SUPERVALU determines the amount of the annual retainer (and any supplemental retainer), which is credited to Directors' deferred stock accounts. Annual retainers are credited once each calendar year as soon as administratively practicable following SUPERVALU's annual meeting of stockholders and after the end of any then-existing blackout period.

        The deferred cash account and the deferred stock account of each participant are fully vested and nonforfeitable, except that if a participant leaves the Board of Directors, other than due to death or permanent disability, after a deferred stock retainer has been credited for service during the current fiscal year, the participant will forfeit the prorated portion of that deferred stock retainer which represents the number of full calendar months that the Director did not serve on the Board of Directors before the date of the next annual meeting of stockholders and any dividends credited on that number of shares.

Duration, Termination and Amendment

        Prior to a change of control (as defined in the DDCP), the Corporate Governance and Nominating Committee may unilaterally amend, prospectively or retroactively, or terminate the DDCP at any time and for any reason it considers sufficient without notice to any person affected by the DDCP; however benefits payable to participants as of the amendment or termination date may not be diminished or delayed without consent of the participant. After a change in control, the Corporate Governance and Nominating Committee may unilaterally amend, prospectively or retroactively, or terminate the DDCP at any time and for any reason it considers sufficient without notice with respect to Directors who become participants after the date of the change of control; however, it may only amend or terminate the DDCP with respect to Directors who are participants on the date of the change of control if all benefits payable to Directors who were participants on the date of the change in control have been paid in full and eighty percent of the participants consent to the amendment or termination.

        The Board of Directors recommends a vote "FOR" approval of the amendment to the Directors' Deferred Compensation Plan.

APPROVAL OF THE AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION
TO REDUCE THE SUPERMAJORITY VOTING THRESHOLDS (ITEM 6)

  Reasons for Approval

        In April 2012, the Board of Directors adopted, subject to stockholder approval, an amendment to the Restated Certificate of Incorporation to reduce the supermajority voting thresholds in Article Sixth, Section 1 and Section 5 from a standard of the affirmative vote of at least 75% of the outstanding shares to an affirmative vote of at least 66 2/3% of the outstanding shares.

        The Board of Directors is committed to implementing and maintaining effective corporate governance policies and practices which ensure that SUPERVALU is governed with high standards of ethics, integrity and accountability and in the best interest of our stockholders. The supermajority voting provisions in the Restated Certificate of Incorporation are designed to protect our stockholders, including minority stockholders, by assuring that fundamental changes to SUPERVALU are not made without the approval of a substantial majority of our stockholders. While the Board of Directors believes that this protection is important and is in the best interests of SUPERVALU, it is also committed to ensuring the accountability of the Board of Directors to our stockholders.

        In deciding to recommend the reduction of supermajority voting thresholds in the Restated Certificate of Incorporation, the Board of Directors considered the arguments in favor of and against continuation of supermajority voting provisions and gave careful consideration to stockholder views concerning this matter. The Board of Directors believes that lowering the supermajority voting thresholds in the Restated Certificate of Incorporation from at least 75% to at least 66 2/3% will enhance accountability to our stockholders while preserving the legitimate protections afforded by the supermajority voting provisions.

  Proposed Amendment

        For the approval of certain business combination transactions, Article Sixth, Section 1 of the Restated Certificate of Incorporation requires a vote of (i) at least 75% of the outstanding shares of the Company entitled to vote in the election of directors and (ii) at least a majority of the outstanding shares which are not owned by a beneficial owner of 5% or more of the outstanding shares of the Company entitled to vote in the election of directors. The proposed amendment would reduce the voting standard from the affirmative vote of at least 75% of the outstanding shares to the affirmative vote of at least 66 2/3% of the outstanding shares. If stockholders approve the amendment, Article Sixth, Section 1 of the Restated Certificate of Incorporation will be amended and restated as follows (marked in bold to show changes):

    Special Vote for Certain Combinations.    Except as otherwise expressly provided in Section 2 of this Article:

    (i)
    any merger or consolidation of the Corporation with or into any other corporation;

    (ii)
    any sale, lease, exchange or other disposition of all or any substantial part of the assets of the Corporation to or with any other corporation, person or other entity;

    (iii)
    the issuance or transfer of any securities of the Corporation to any other corporation, person or other entity in exchange for assets or securities or a combination thereof (except assets or securities or a combination thereof so acquired in a single transaction or a series of related transactions having an aggregate fair market value of less than $5,000,000); or

    (iv)
    the issuance or transfer of any securities of the Corporation to any other corporation, person or other entity for cash,

    shall require the affirmative vote of the holders of

    (a)
    at least 66 2/3% ~~75%~~ of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purposes of this Article as one class, and

    (b)
    at least a majority of the outstanding shares of capital stock of the Corporation which are not beneficially owned by such corporation, person or other entity,

    if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon, such other corporation, person or entity is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purposes of this Article as one class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or in any agreement with any national securities exchange.

        Article Sixth, Section 5 of the Restated Certificate of Incorporation provides that the amendment, alteration, change or repeal of Article Sixth of the Restated Certificate of Incorporation requires a vote of (i) at least 75% of the outstanding shares of the Company entitled to vote in the election of directors and (ii) at least a majority of the outstanding shares which are not owned by a beneficial owner of 5% or more of the outstanding shares of the Company entitled to vote in the election of directors. The proposed amendment would reduce the voting standard from the affirmative vote of at least 75% of the outstanding shares to the affirmative vote of at least 66 2/3% of the outstanding shares. If stockholders approve the amendment, Article Sixth, Section 5 of the Restated Certificate of Incorporation will be amended and restated as follows (marked in bold to show changes):

    Amendment.    Notwithstanding any other provision of this Certificate of Incorporation, or the Bylaws (and in addition to any other vote that may be required by law, this Certificate of Incorporation or the Bylaws), there shall be required to amend, alter, change, or repeal, directly or indirectly, this Article Sixth the affirmative vote of (i) at least 66 2/3% ~~75%~~ of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) and (ii) at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class), exclusive of all voting stock of the Corporation beneficially owned, directly or indirectly, by any corporation, person or entity which is, as of the record date for the determination of stockholders entitled to notice of such amendment, alteration, change or repeal and to vote thereon, the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class).

  Vote Required

        The affirmative vote of (i) at least 75% of the outstanding shares of common stock entitled to vote and (ii) at least a majority of the outstanding shares entitled to vote, exclusive of all shares of common stock beneficially owned, directly or indirectly, by any corporation, person or entity, which was, as of the record date, the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares entitled to vote, is required for the approval of this proposal.

        If approved, the amendment to the Restated Certificate of Incorporation will become effective upon the filing of the amendment with the Secretary of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. If such approval is not received, the supermajority voting thresholds in Article Sixth, Section 1 and Section 5 of the Restated Certificate of Incorporation will remain unchanged.

        The Board of Directors recommends a vote "FOR" the approval of the amendment to the Restated Certificate of Incorporation to reduce the supermajority voting thresholds.

APPROVAL OF THE AMENDMENT TO THE RESTATED BYLAWS
TO REDUCE THE SUPERMAJORITY VOTING THRESHOLDS (ITEM 7)

  Reasons for Approval

        In April 2012, the Board of Directors adopted, subject to stockholder approval, an amendment to the Restated Bylaws to reduce the supermajority voting thresholds in Article III, Section 3.02(a) and Section 3.02(e) from a standard of the affirmative vote of at least 75% of the outstanding shares to an affirmative vote of at least 66 2/3% of the outstanding shares.

        The Board of Directors is committed to implementing and maintaining effective corporate governance policies and practices which ensure that SUPERVALU is governed with high standards of ethics, integrity and accountability and in the best interest of our stockholders. As is the case in the supermajority voting provisions in SUPERVALU's Restated Certificate of Incorporation described above in Item 6, the supermajority voting provisions in the Restated Bylaws are designed to protect our stockholders, including minority stockholders, by assuring that fundamental changes to the way in which SUPERVALU is governed are not made without the approval of a substantial majority of our stockholders. While the Board of Directors believes that this protection is important and is in the best interests of SUPERVALU, it is also committed to ensuring the accountability of the Board of Directors to our stockholders.

        In deciding to recommend the reduction of supermajority voting thresholds in the Restated Bylaws, the Board of Directors considered the arguments in favor of and against continuation of supermajority voting provisions and gave careful consideration to stockholder views concerning this matter. The Board of Directors believes that lowering the supermajority voting thresholds in the Restated Bylaws from at least 75% to at least 66 2/3% will enhance accountability to our stockholders while preserving the legitimate protections afforded by the supermajority voting provisions.

  Proposed Amendment

        Article III, Section 3.02(a) of the Restated Bylaws provides that the number of directors on the SUPERVALU Board of Directors may be increased or decreased from time to time by resolution of a majority of the whole Board of Directors or by the holders of at least 75% of the stock of SUPERVALU entitled to vote. The proposed amendment would reduce the voting standard from the affirmative vote of at least 75% of the outstanding shares to the affirmative vote of at least 66 2/3% of the outstanding shares. If stockholders approve the amendment, Article III, Section 3.02(a) of the Restated Bylaws will be amended and restated as follows (marked in bold to show changes):

    Number:    The Board of Directors shall consist of not less than 10, nor more than 15 directors. The exact number of directors shall be determined from time to time by resolution adopted by a majority of the whole Board of Directors or of the holders of at least 66 2/3% ~~75%~~ of the stock of the Corporation entitled to vote, considered for the purpose as one class.

        Article III, Section 3.02(e) of the Restated Bylaws provides that Section 3.02 of the Restated Bylaws may not be amended or rescinded except by the vote of the holders of at least 75% of the stock of SUPERVALU entitled to vote or by a majority of the whole Board of Directors. The proposed amendment would reduce the voting standard from the affirmative vote of at least 75% of the outstanding shares to the affirmative vote of at least 66 2/3% of the outstanding shares. If stockholders approve the amendment, Article III, Section 3.02(e) of the Restated Bylaws will be amended and restated as follows (marked in bold to show changes):

    Amendment:    Notwithstanding Article XI of these Bylaws, no provision of this Section 3.02 may be amended or rescinded except by the affirmative vote of the holders of at least 66 2/3% ~~75%~~ of the stock of the Corporation entitled to vote, considered for the purpose as one class, or by a majority of the whole Board of Directors.

  Vote Required

        The affirmative vote of at least 75% of the shares of common stock entitled to vote is required for the approval of this proposal.

        If approved, the amendment will become effective as of the date of the Annual Meeting. If such approval is not received, the supermajority voting thresholds in Article III, Section 3.02(a) and Section 3.02(e) of the Restated Bylaws will remain unchanged.

        The Board of Directors recommends a vote "FOR" the approval of the amendment to the Restated Bylaws to reduce the supermajority voting thresholds.

APPROVAL OF THE AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION TO CHANGE
THE PAR VALUE OF THE COMMON STOCK (ITEM 8)

  Reasons for Approval

        In May 2012, the Board of Directors adopted, subject to stockholder approval, an amendment to the Restated Certificate of Incorporation to change the par value of the Company's common stock from $1.00 per share to $0.01 per share.

        The reduction in par value is intended to bring the par value of SUPERVALU's common stock in line with the par value of the common stock of many other public companies incorporated in Delaware. Historically, the concept of par value served to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for the issuance of stock. Over time, the concept of par value has lost much of its significance as lenders, creditors and other persons doing business with a corporation tend to rely on the total financial strength of the corporation as shown by its financial statements and earnings prospects and, especially in the case of financial institutions that lend money to a corporation, on contractual restrictions that establish financial requirements that the corporation must satisfy. As a result, many companies that incorporate today have a nominal par value or no par value.

        The reduction in par value would provide the Board of Directors with the ability to reduce the Company's "capital" under the Delaware General Corporation Law to an amount not less than the par value of each share of common stock outstanding. This would increase the Company's "surplus" under the Delaware General Corporation Law available for the payment of dividends and the repurchase of common stock.

        The reduction in par value of the Company's common stock would not change the number of authorized shares of common stock or preferred stock or affect the total number of shares of common stock currently outstanding. No shares of preferred stock are currently outstanding. The reduction in par value will have no effect on the rights of the holders of common stock or preferred stock, except for reducing the minimum amount per share the Company must receive upon the issuance of any additional shares of common stock.

        Certificates representing shares of the Company's common stock, $1.00 par value, issued and outstanding prior to the effective date of filing of the amendment to the Restated Certificate of Incorporation will be deemed to represent the same number of shares of our common stock, $0.01 par value per share, as they did prior to such effective date. Existing certificates will not be exchanged for new certificates in connection with this amendment.

  Proposed Amendment

        Article Fourth, Section 1 of the Restated Certificate of Incorporation provides that the par value of the Company's common stock is $1.00 per share. The proposed amendment would change the par value of the Company's common stock from $1.00 per share to $0.01 per share. If stockholders approve the amendment, Article Fourth, Section 1 of the Restated Certificate of Incorporation will be amended and restated as follows (marked in bold to show changes):

    Authorized Classes of Stock.    That the total number of shares of stock which this Corporation is authorized to issue is 401,000,000 shares, of which 400,000,000 shares of the par value of $0.01 ~~$1.00~~ per share are designated Common Stock and 1,000,000 shares of no par value are designated Preferred Stock (herein referred to as "Preferred Stock"). Shares of any class of stock of the Corporation may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

  Vote Required

        The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for the approval of this proposal.

        If approved, the amendment to the Restated Certificate of Incorporation will become effective upon the filing of the amendment with the Secretary of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. If such approval is not received, the par value of the Common Stock will remain unchanged.

        The Board of Directors recommends a vote "FOR" the approval of the amendment to the Restated Certificate of Incorporation to change the par value of the Common Stock.

 OTHER INFORMATION

SUPERVALU Mailing Address

        The mailing address of our principal executive offices is: SUPERVALU INC., P.O. Box 990, Minneapolis, Minnesota 55440.

Stockholder Proposals for the 2013 Annual Meeting

        In accordance with rules of the SEC, all proposals of stockholders that are requested to be included in SUPERVALU's Proxy Statement for the 2013 Annual Meeting of Stockholders must be received by the Corporate Secretary on or before February 7, 2013, 120 days before the one-year anniversary of the mailing date. In accordance with our bylaws, any other stockholder proposals to be presented at the 2013 Annual Meeting must be given in writing to the Corporate Secretary and received at our principal executive offices no later than the close of business on March 19, 2013 and no earlier than February 17, 2013. The proposal must contain specific information required by our bylaws, a copy of which is available on SUPERVALU's website at http://www.supervalu.com. Click on the tab "Site Map" and then the caption "Corporate Governance" under the heading "About Us."

Communications with the Board of Directors

        Any interested parties who desire to communicate with the Board of Directors, the non-employee members of the Board of Directors or any individual member of the Board of Directors may do so by sending a letter addressed to the director or directors in care of the Corporate Secretary at the mailing address above. All such correspondence will be forwarded to the appropriate director or directors.

Code of Ethics

        SUPERVALU has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and all other employees and non-employee directors. The Code of Ethics is available on SUPERVALU's website at http://www.supervalu.com. Click on the tab "Site Map" and then the caption "Corporate Governance" under the heading "About Us." Copies of the Code of Ethics are also available to any stockholder who submits a request to the Corporate Secretary at the mailing address above.

Expenses of Solicitation

        This solicitation of proxies is being made by SUPERVALU and we will pay the costs of such solicitation. We arrange with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals and we reimburse them for their expenses in this regard. In addition to solicitation by mail, proxies may be solicited by our employees, by telephone or personally. No additional compensation will be paid for such employee solicitation. We also have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for an estimated fee of $10,000 plus out-of-pocket expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

        The rules of the SEC require our directors, executive officers and holders of more than 10 percent of our common stock to file reports of stock ownership and changes in ownership with the SEC. Based on the Section 16 reports filed by our directors and executive officers and written representations of our directors and executive officers we believe there were no late or inaccurate filings for transactions occurring during fiscal 2012.

Householding

        Only one copy of each of our Annual Report to Stockholders and this Proxy Statement has been sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. This procedure is referred to as "householding." We have been notified that certain intermediaries (brokers or banks) will also household proxy materials. We will deliver promptly, upon oral or written request, separate copies of the Annual Report and Proxy Statement to any stockholder at the same address. If you wish to receive separate copies of one or both of these documents, or if you do not wish to participate in householding in the future, you may write to our Corporate Secretary at SUPERVALU INC., P.O. Box 990, Minneapolis, Minnesota 55440, or call (952) 828-4000. You may contact your broker or bank to make a similar request. Stockholders sharing an address who now receive multiple copies of our Annual Report and Proxy Statement may request delivery of a single copy of each document by writing or calling us at the address or telephone number above or by contacting their broker or bank (provided the broker or bank has determined to household proxy materials).

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on July 17, 2012

        Our Notice of Annual Meeting, Proxy Statement and Annual Report are available on SUPERVALU's website at http://materials.proxyvote.com/868536.

 Requests for Copies of Annual Report

        SUPERVALU will furnish to stockholders, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended February 25, 2012, as filed with the SEC upon receipt of a written request addressed to our Corporate Secretary at SUPERVALU INC., P.O. Box 990, Minneapolis, Minnesota 55440.

        Owners of Shares Held in Street Name:    Check the information provided to you in the proxy materials mailed to you by your bank or broker.

 SUPERVALU INC.

July 17, 2012 Annual Meeting of Stockholders

Sheraton Westport Lakeside Chalet
191 Westport Plaza
St. Louis, MO 63146

        The Annual Meeting will begin at 10:30 a.m., local time, at the Sheraton Westport Lakeside Chalet

SUPERVALU INC.

Annual Meeting of
Stockholders
July 17, 2012 at 10:30 a.m.

Please bring a current
brokerage statement, letter from your
stockbroker or other proof of stock
ownership to the meeting.

Appendix A

SUPERVALU INC.
2012 STOCK PLAN

A-i

SUPERVALU INC.
2012 STOCK PLAN

Section 1.    Purpose

        The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, non-employee Directors, consultants, independent contractors and advisors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock-based and other arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's stockholders.

Section 2.    Definitions

        As used in the Plan, the following terms shall have the meanings set forth below:

          (a)   "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

          (b)   "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.

          (c)   "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

          (d)   "Board" shall mean the Board of Directors of the Company.

          (e)   "Change of Control" shall mean any of the following events for Awards granted under the Plan:

              (i)  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;

             (ii)  the consummation of any merger or other business combination of the Company, sale or lease of all or substantially all of the Company's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least sixty percent (60%) of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Company's assets or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

            (iii)  within any 24-month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least three-fourths of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest).

          (f)    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

          (g)   "Committee" shall mean the Leadership Development and Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m). The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m).

          (h)   "Company" shall mean SUPERVALU INC., a Delaware corporation, or any successor corporation.

          (i)    "Director" shall mean a member of the Board.

          (j)    "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

          (k)   "Eligible Person" shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

          (l)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (m)  "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date for purposes of the Plan shall be, if the Shares are then listed on the New York Stock Exchange, the closing sale price of one Share on the New York Stock Exchange as reported on the consolidated transaction reporting system on such date or, if the New York Stock Exchange is not open for trading on such date, on the next date that the New York Stock Exchange is open for trading.

          (n)   "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

          (o)   "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

          (p)   "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          (q)   "Other Stock-Based Award" shall mean any right granted under Section 6(g) of the Plan.

          (r)   "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

          (s)   "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

          (t)    "Performance Goal" shall mean one or more of the following performance goals, either individually, alternatively or in any combination: sales (including identical store sales), revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes ("EBIT"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and net earnings), EBIT or EBITDA as a percent of net sales, earnings per share (basic or diluted), earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), ratios (including one or more of price to earnings, debt to assets, debt to net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, market capitalization, cash generation, cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity), unit volume, working capital, market share, cost reductions, budget comparisons, sales or profitability of an identifiable business unit or product, economic profit or value added, number of customers, workforce satisfaction and diversity goals, environmental health and safety goals, employee retention, customer satisfaction, implementation or completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, product lines or product categories or any combination of the foregoing. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the adjustment for charges related to an event or occurrence which the Committee determines is appropriate for adjustment, including, but not limited to, any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; acquisitions; gains or losses from the disposition of businesses or assets or from the early extinguishment of debt; and unusual, extraordinary or nonrecurring events.

          (u)   "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

          (v)   "Plan" shall mean the SUPERVALU INC. 2012 Stock Plan, as amended from time to time.

          (w)  "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

          (x)   "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

          (y)   "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

          (z)   "Section 162(m)" shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

          (aa) "Section 409A" shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

          (bb) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (cc) "Share" or "Shares" shall mean a share or shares of common stock, $1.00 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

          (dd) "Specified Employee" shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

          (ee) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

          (ff)  "Stock Award" shall mean any Share granted under Section 6(f) of the Plan.

Section 3.    Administration

        (a)    Power and Authority of the Committee.     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise permitted in connection with an event as provided under Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

        (b)    Delegation.     The Committee may delegate its powers and duties under the Plan to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) or (iii) in such a manner as would contravene Section 157 of the Delaware General Corporation Law.

        (c)    Power and Authority of the Board.     Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m).

 Section 4.    Shares Available for Awards

        (a)    Shares Available.     Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of (i) 29,500,000 and (ii) any Shares subject to awards as of May 22, 2012 under the Company's 2007 Stock Plan that, on or after the effective date of the Plan, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of such awards to the extent they are exercised for or settled in vested and nonforfeitable Shares). The number of Shares available for issuance under the Plan pursuant to clause (ii) in the preceding sentence shall be the same number of Shares counted against the aggregate number of Shares available under the Company's 2007 Stock Plan with respect to such awards. Shares to be issued under the Plan may be authorized but unissued Shares, treasury shares or Shares acquired in the open market or otherwise. If an Award terminates, is forfeited or is cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to any Award or in connection with the satisfaction of tax obligations relating to any Award shall not be available for granting Awards under the Plan. Additionally, if an Option is net exercised, as permitted by Section 6(a)(iii), the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall be the gross amount of Shares subject to the Award.

        (b)    Accounting for Awards.     For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. With respect to Options, Stock Appreciation Rights or any other Awards under the Plan the value of which Awards is based solely on an increase in the value of the Shares after the date of grant of such Awards, the number of Shares available for Awards under the Plan shall be reduced by one Share for each Share covered by or payable under such Award or to which such Award relates. With respect to any Awards other than Options, Stock Appreciation Rights or any other Awards under the Plan the value of which Awards is based solely on an increase in the value of the Shares after the date of grant of such Awards, the number of Shares available for Awards under the Plan shall be reduced by 2.63 Shares for each Share covered by such Award or to which such Award relates. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

        (c)    Adjustments.     In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

        (d)    Award Limitations Under the Plan.

  (i)
  Section 162(m) Limitation for Certain Types of Awards.    No Eligible Person that may be a "covered person" within the meaning of Section 162(m) may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, and which is intended to represent "qualified performance-based compensation" within the meaning of Section 162(m), for more than 2,000,000 Shares or, if such Award is payable in cash, for an amount greater than the Fair Market Value of 2,000,000 Shares at the time of payment (subject, in each case, to adjustment as provided for in Section 4(c) of the Plan) in the aggregate in any calendar year.

  (ii)
  Section 162(m) Limitations for Performance Awards.

  (A)
  Performance Awards Denominated in Shares.    No Eligible Person that may be a "covered person" within the meaning of Section 162(m) may be granted Awards denominated in Shares under the Plan which are intended to represent "qualified performance-based compensation" within the meaning of Section 162(m) (including, without limitation, Performance Awards, Restricted Stock and Restricted Stock Units), for more than 2,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan) in the aggregate in any calendar year. The limitation contained in this Section 4(d)(ii)(A) does not apply to any Award subject to the limitations contained in Section 4(d)(i) or Section 4(d)(ii)(B).

  (B)
  Performance Awards Denominated in Cash.    The maximum amount payable pursuant to all Performance Awards denominated in cash under the Plan which are intended to represent "qualified performance-based compensation" within the meaning of Section 162(m) to any Participant that may be a "covered person" within the meaning of Section 162(m) in the aggregate in any calendar year shall be $10,000,000 in value, whether payable in cash, Shares or other property. The limitation contained in this Section 4(d)(ii)(B) does not apply to any Award subject to the limitations contained in Section 4(d)(i) or Section 4(d)(ii)(A).

  (iii)
  Limitation for Awards to Consultants and Advisors.    Awards will only be granted to consultants or advisors in compliance with Rule 405 of the Securities Act.

  (iv)
  The limitations contained in this Section 4(d) shall apply only with respect to Awards granted under this Plan, and limitations on awards granted under any other stockholder approved executive incentive plan maintained by the Company will be governed solely by the terms of such other plan.

Section 5.    Eligibility

        Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and

Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards

        (a)  Options.    The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

  (i)
  Exercise Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

  (ii)
  Option Term.    The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

  (iii)
  Time and Method of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. Alternatively, the Committee may, in its discretion, permit a Non-Qualified Stock Option (but not an Incentive Stock Option) to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Non-Qualified Stock Option being exercised, on the date of exercise, over the exercise price of the Non-Qualified Stock Option for such Shares.

  (iv)
  Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options:

  (A)
  The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

  (B)
  All Incentive Stock Options must be granted within 10 years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

    (C)
    Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

    (D)
    The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

    (E)
    Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

        (b)    Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee; provided, however, that the term of each Stock Appreciation Right shall not be longer than 10 years from the date of grant. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

        (c)    Restricted Stock and Restricted Stock Units.    The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

  (i)
  Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such

    Awards in certain events including, but not limited to, the Participant's death, disability, termination, retirement or a Change of Control.

  (ii)
  Issuance and Delivery of Shares.    Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

  (iii)
  Forfeiture.    Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units, except as otherwise provided in the Award Agreement.

        (d)    Performance Awards.    The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards that are granted to Eligible Persons who may be "covered employees" under Section 162(m) and that are intended to be "qualified performance-based compensation" within the meaning of Section 162(m), to the extent required by Section 162(m), shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

  (i)
  Timing of Designations; Duration of Performance Periods.    For each Award intended to be "qualified performance-based compensation," the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more objective Performance Goals; provided, however, that, with respect to such Performance Goals, the outcome is substantially uncertain at the time the Committee actually establishes each Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a Performance Goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

  (ii)
  Certification.    Following the close of each performance period and prior to payment of any amount to a Participant with respect to an Award intended to be "qualified performance-based compensation," the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

  (iii)
  Payment of Qualified Performance Awards.    Certified Awards shall be paid no later than two and one-half months following the conclusion of the applicable performance period; provided, however, that the Committee may establish procedures that allow for the payment of Awards on a deferred basis subject to the requirements of Section 409A. The Committee may, in its discretion, reduce the amount of a payout achieved and otherwise to be paid in connection with an Award intended to be "qualified performance-based compensation," but may not exercise discretion to increase such amount.

        (e)    Dividend Equivalents.    The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons.

        (f)    Stock Awards.    The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

        (g)    Other Stock-Based Awards.    The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine.

        (h)    General.

  (i)
  Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

  (ii)
  Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

  (iii)
  Forms of Payment under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

  (iv)
  Term of Awards.    Subject to Section 6(a)(iv)(C), the term of each Award shall be for a period not to exceed 10 years from the date of grant as determined by the Committee at the time of grant.

  (v)
  Limits on Transfer of Awards.    Except as provided by the Committee or by this Plan, any Award (other than Stock Awards) and any right under any such Award shall not be transferable by a Participant other than by will or by the laws of descent and distribution or by transfer of an Award back to the Company, including transfer of an Award (but not any Option) to the Company in connection with a deferral election under a Company deferred compensation plan. Notwithstanding the immediately preceding sentence, Awards of Incentive Stock Options shall not be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to any "family member" (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) at any time that such Participant holds such Option, provided that such transfers may not be for "value" (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award (other than a Stock Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

  (vi)
  Restrictions; Securities Exchange Listing.    All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

  (vii)
  Section 409A Provisions.    Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes "deferred compensation" to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change of Control or due to the Participant's disability or "separation from service" (as defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change of Control, disability or separation from service meet the definition of a change in ownership or control, disability or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7.    Amendment and Termination; Corrections

        (a)    Amendments to the Plan.     The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

  (i)
  requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange applicable to the Company;

  (ii)
  increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

  (iii)
  increases the number of shares subject to the limitations contained in Section 4(d)(i) or Section 4(d)(ii)(A) of the Plan or the dollar amount subject to the limitation contained in Section 4(d)(ii)(B) of the Plan;

  (iv)
  permits repricing of Options or Stock Appreciation Rights, which is prohibited by Section 3(a)(v) of the Plan;

  (v)
  permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a) and Section 6(b) of the Plan; or

  (vi)
  would cause Section 162(m) to become unavailable with respect to the Plan.

        (b)    Amendments to Awards.    Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

        (c)    Correction of Defects, Omissions and Inconsistencies.     The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.    Income Tax Withholding

        In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.    General Provisions

        (a)    No Rights to Awards.     No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

        (b)    Award Agreements.     No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.

        (c)    Plan Provisions Control.     In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

        (d)    No Rights of Stockholders.     Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

        (e)    No Limit on Other Compensation Plans or Arrangements.     Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

        (f)    No Right to Employment or Directorship.     The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

        (g)    Governing Law.     The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

        (h)    Severability.     If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

        (i)    No Trust or Fund Created.     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        (j)    Other Benefits.     No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

        (k)    No Fractional Shares.     No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

        (l)    Headings.     Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        (m)    Consultation With Professional Tax and Investment Advisors.     The holder of any Award granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such an Award, and the sale or other disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to the Code or under local, state or international tax laws. Such a holder further acknowledges that such holder is relying solely and exclusively on the holder's own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Finally, such a holder understands and agrees that any and all tax consequences resulting from the Award and its grant, exercise, vesting or any payment with respect thereto, and the sale or other disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Company or any of its employees, representatives or Affiliates will pay or reimburse such holder for such taxes or other items.

        (n)    Foreign Employees and Foreign Law Considerations.     The Committee may grant Awards to Eligible Persons who are foreign nationals, who are located outside the United States, who are United States citizens or resident aliens on global assignments in foreign nations, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the

Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

        (o)    Blackout Periods.     Notwithstanding any other provision of this Plan or any Award or Award Agreement to the contrary, the Company shall have the authority to establish any "blackout" period that the Company deems necessary or advisable with respect to any or all Awards.

Section 10.    Clawback or Recoupment

        All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to the Company's Clawback Policy, as amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

Section 11.    Effective Date of the Plan; Effect on Prior Plan

        The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on July 17, 2012 and the Plan shall be effective as of the date of such stockholder approval. On and after the date of stockholder approval of the Plan, no awards shall be granted under the Company's 2007 Stock Plan, but all outstanding awards previously granted under the 2007 Stock Plan shall remain outstanding in accordance with the terms thereof.

Section 12.    Term of the Plan

        No Award shall be granted under the Plan after (i) 10 years from the earlier of the date of adoption of the Plan by the Board or the date of stockholder approval or (ii) any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that in the case of a Performance Award intended to be "qualified performance-based compensation," no such Performance Award shall be granted under the Plan after the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals are re-approved by the stockholders. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Appendix B

SUPERVALU INC.
DIRECTORS' DEFERRED COMPENSATION PLAN
(2009 Statement)

Adopted December 3, 2008
But Effective January 1, 2009

Amended July [    ], 2012

SUPERVALU INC.
DIRECTORS' DEFERRED COMPENSATION PLAN
(2009 Statement)

B-i

B-ii

B-iii

SUPERVALU INC.
DIRECTORS' DEFERRED COMPENSATION PLAN
(2009 Statement)

SECTION 1

INTRODUCTION AND DEFINITIONS

        1.1.    New Plan Established.

          1.1.1.    Antecedents.    Effective June 27, 1996, the Company created the "SUPERVALU INC. DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS" (the "Deferred Cash Plan") as a nonqualified, unfunded, elective deferred compensation plan for the purpose of allowing eligible non employee directors of the Company to defer the receipt of a portion of the remuneration which would otherwise have been paid to them into unfunded, interest bearing, accounts for payment to them in cash after they ceased performing services as a director. The Company also heretofore created the "SUPERVALU INC. NON-EMPLOYEE DIRECTORS DEFERRED STOCK PLAN" (the "Deferred Stock Plan") as a nonqualified, unfunded, deferred compensation plan for the purposes of (i) allowing the Company to make conditional awards of notional Common Stock to eligible non employee directors of the Company for payment to them in cash or in kind after they ceased to perform services as directors, and (ii) allowing eligible non employee directors of the Company to elect to defer the receipt of a portion of the remuneration which would otherwise have been paid to them into notional Common Stock for payment to them in cash or in kind after they ceased performing services as a director. Each has been amended from time to time in various respects.

          1.1.2.    New Plan Created.    This Plan is not an amendment of the Deferred Cash Plan or the Deferred Stock Plan. It is, rather, a new nonqualified, unfunded, deferred compensation plan created for the purpose of (i) allowing eligible non-employee directors of the Company to elect to defer the receipt of a portion of the remuneration which would otherwise have been paid to them for their services as directors into unfunded, interest bearing, notional accounts for payment to them in cash after they cease performing services as a director, and (ii) allowing eligible non-employee directors of the Company to elect to defer the receipt of a portion of the remuneration which would otherwise have been paid to them for their services as directors into unfunded, notional Common Stock for payment to them in Common Stock after they cease performing services as a director, and (iii) allowing the Company to make conditional awards of unfunded, notional Common Stock to eligible non-employee directors of the Company as compensation for their services as directors for payment to them in Common Stock after they cease performing services as directors.

    (a)
    Accrual Cessation.    Incident to the adoption of this Plan, all further deferrals under the Deferred Cash Plan and the Deferred Stock Plan will be discontinued as provided in amendments of those Plans.

    (b)
    Non Grandfathered Amounts.    All amounts that were deferred under Deferred Cash Plan and the Deferred Stock Plan with respect to periods after December 31, 2004, that have not been previously paid shall be transferred from those Plans to this Plan to be held and paid in accordance with the terms of this Plan and in conformity with section 409A of the Code.

    (c)
    Grandfathered Amounts.    It is the Company's express intention that, after such transfer, all amounts deferred and still held under the Deferred Cash Plan and the Deferred Stock Plan are "grandfathered" and, therefore, not subject to the requirements of section 409A of the Code. It is expressly intended that neither the Deferred Cash Plan nor the Deferred Stock Plan will hold any amounts that are subject to section 409A of the Code.

        1.2.    Unfunded Obligation.    The obligation of the Company to make payments under this Plan constitutes only the unsecured (but legally enforceable) promise of the Company to make such payments. No Participant shall have any lien, prior claim or other security interest in any property of the Company. The Company shall have no obligation to establish or maintain any fund, trust or account (other than a bookkeeping account or reserve) for the purpose of funding or paying the benefits promised under this Plan. If such a fund, trust or account is established, the property therein shall remain the sole and exclusive property of the Company. The Company shall be obligated to pay the benefits of this Plan out of its general assets.

        1.3.    Definitions.    When the following terms are used herein with initial capital letters, they shall have the following meanings:

          1.3.1.  Accounts—the separate bookkeeping accounts representing the separate unfunded and unsecured general obligation of the Company established with respect to each Participant and to which is credited the amounts specified in Section 4, which shall vest or be forfeited as provided in Section 5 and from which payments will be made pursuant to Section 6. The following Accounts will be maintained under this Plan for Participants.

    (a)
    Deferred Cash Account—the Account maintained for each Participant (in U.S. dollars) to which are credited the deferrals, if any, made at the election of each Participant pursuant to Section 3.1.1 or pursuant to comparable provisions of prior plan documents and designated for notional investment in interest bearing investments, together with increase thereon.

    (b)
    Deferred Stock Account—the Account maintained for each Participant (in shares or share equivalents) to which are credited

    (i)
    the deferrals, if any, made at the election of each Participant pursuant to Section 3.1.1 or pursuant to comparable provisions of prior plan documents and designated for notional investment in Common Stock, together with increase or decrease thereon, and

    (ii)
    the Deferred Stock Retainer awards made by the Company pursuant to Section 4.1.2(b) or pursuant to comparable provisions of prior plan documents and designated for notional investment in Common Stock, together with increase or decrease thereon.

          1.3.2.  Affiliate—a business entity which is affiliated in ownership with the Company that treated as a single employer under the rules of section 414(b) and (c) of the Code (applying an eighty percent common ownership standard).

          1.3.3.  Annual Fees—the annual cash retainer, meeting fees and all other cash compensation and remuneration (by whatever name called) payable to a Participant for his or her services as a member of the Board of Directors (excluding, however, stock option grants or amounts paid from this Plan or predecessors of this Plan). For the purposes of this Plan, Annual Fees shall be attributed to the period in which they are earned (that is, the period in which the services are performed that result in the Annual Fees) and not to the period in which they are paid.

          1.3.4.  Beneficiary—a person designated by a Participant (or automatically by operation of the Plan Statement) to receive all or a part of the Participant's Accounts in the event of the Participant's death prior to full payment thereof. A person so designated is not a Beneficiary until the death of the Participant.

          1.3.5.  Board of Directors—the board of directors of the Company.

          1.3.6.  Change of Control—any of the following events:

    (a)
    the acquisition by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a

      "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisition shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) hereof, or

    (b)
    individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, than any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

    (c)
    consummation ~~approval by the shareholders of the Company~~ of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business combination; or

    (d)
    approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          1.3.7.  Code—the Internal Revenue Code of 1986, as amended (including, when the context requires, all regulations, interpretations and rulings issued thereunder).

          1.3.8.  Common Stock—the Company's common stock, par value $1.00 per share.

          1.3.9.  Company—SUPERVALU INC., a Delaware corporation, or any successor thereto.

          1.3.10.  Corporate Governance and Nominating Committee—the Corporate Governance and Nominating Committee of the Board of Directors including any successor to such Corporate Governance and Nominating Committee by whatever name known.

          1.3.11.  Deferred Stock Retainer—the annual award of compensatory shares granted to members of the Board of Directors and automatically deferred into this Plan (or comparable prior plans) as provided in Section 4.1.2(b).

          1.3.11  ~~Director Affairs Committee — the Director Affairs Committee of the Board of Directors including any successor to such Director Affairs Committee by whatever name known.~~

          1.3.12.  Enrollment Window—a period designated from time to time by the Plan Administrator during which class year deferral elections and class year payment elections can be received with respect to services performed in the subsequent calendar year.

          1.3.13.  Fair Market Value—the closing sale price per share of Common Stock as reported on the consolidated tape of the New York Stock Exchange on the relevant date or, if the New York Stock Exchange is closed on such day, then the day closest to such date on which it was open.

          1.3.14.  Interest Crediting Rate—a rate, determined once for each calendar year, equal to the twelve-month rolling average of Moody's Corporate Average Bond Index for the twelve-month period ending in the month of October preceding the first day of the calendar year as determined by the Plan Administrator. Notwithstanding the foregoing, through December 31, 2008, the Interest Crediting Rate and the rules for crediting interest on amounts deferred under the Deferred Cash Plan during the years 2005, 2006, 2007 and 2008 and transferred to this Plan pursuant to Section 1.1.2(b) shall be the rate in effect under the rules and procedures of the Deferred Cash Plan.

          1.3.15.  Leadership Development and Compensation Committee—the Leadership Development and Compensation Committee of the Board of Directors including any successor to such Leadership Development and Compensation Committee by whatever name known.

          1.3.16.  Participant—a non-employee director who becomes a Participant in this Plan in accordance with the provisions of Section 2, such that any non-employee director that was formerly an employee of the Company shall not be permitted to be a Participant. An individual who has become a Participant shall be considered to continue as a Participant in this Plan until the earlier of (i) the date the Participant no longer has any Account (that is, the Participant has received a payment of all of the Participant's Accounts and/or all Accounts have been forfeited as hereinafter provided), or (ii) the date of the Participant's death.

          1.3.17.  Plan—the nonqualified, deferred compensation program maintained by Company established for the benefit of Participants eligible to participate therein, as set forth in the Plan Statement. (As used herein, "Plan" does not refer to the document pursuant to which this Plan is maintained. That document is referred to herein as the "Plan Statement"). The Plan shall be referred to as the "SUPERVALU INC. DEFERRED COMPENSATION PLAN FOR DIRECTORS."

          1.3.18.  Plan Administrator—the Company or, when affirmatively designated by the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~, some other person or committee.

          1.3.19.  Plan Statement—this document entitled "SUPERVALU INC. DEFERRED COMPENSATION PLAN FOR DIRECTORS (2009 Statement)" as adopted by the Board of Directors of the Company effective as of January 1, 2009, as the same may be amended from time to time thereafter.

          1.3.20.  Separation from Service—a complete severance of a Participant's relationship as a director of the Company and all Affiliates, if any, and as an independent contractor of the Company and all Affiliates, if any, for any reason other than death. A Participant may have a Separation from Service upon resignation as a director even if the Participant then becomes an employee. Separation from Service shall be construed to have a meaning consistent with the term "separation from service" as used and defined in section 409A of the Code.

        1.4.    Prior Rules.    Generally, this Plan Statement governs all aspects of this Plan both as to amounts deferred after 2008 and amounts deferred after 2004 under the Deferred Cash Plan and transferred to this Plan incident to the creation of this Plan. Although this Plan Statement governs amounts deferred after 2004, it is recognized that this Plan Statement is being adopted in late 2008 and effective as of January 1, 2009, and that much relevant guidance under section 409A of the Code was not published until April 2007. It is therefore acknowledged and recognized that as a matter of practical necessity, many of the good faith and reasonable rules and practices that were effectively in place after 2004 and before this Plan Statement is adopted are not precisely those reflected in this Plan Statement but were a good faith interpretations of section 409A of the Code and the limited guidance published under section 409A of the Code. It is not the intent of the Company in adopting this Plan Statement that those rules and practices be questioned or that the Plan Administrator be obligated to retroactively conform them to this Plan Statement absent some conclusion that doing so is required as a matter of compliance with section 409A of the Code or other law. The rules in this Plan Statement are intended to be effective only as of January 1, 2009.

 SECTION 2

PARTICIPATION

        An individual shall become a Participant in this Plan on the first day on which the individual is a member of the Board of Directors and is not at the same time an employee of the Company or any Affiliate. However, if the individual has previously been a participant in any other nonqualified deferred compensation plan sponsored by the Company or any Affiliate for the benefit of members of the Board of Directors, the individual shall become a Participant in this Plan on next succeeding January 1 on which the individual is a member of the Board of Directors and is not at the same time an employee of the Company or any Affiliate.

 SECTION 3

PARTICIPANT ELECTIONS

        3.1.    Class Year Elections.    Subject to the provisions for subsequent changes in class year payment elections, a Participant shall make a class year deferral election or a class year payment election or both with respect to each calendar year as follows.

          3.1.1.    Class Year Deferral Elections.    Each person who is or may become a Participant for a calendar year may make a class year deferral election during the Enrollment Window preceding that calendar year.

    (a)
    Amount.    The Participant may elect to defer the receipt of all or a portion of the Participant's Annual Fees attributable to services performed during that calendar year. All amounts deferred shall be credited as provided in Section 4.1.

    (b)
    Notional Investment.    The class year deferral election shall irrevocably designate the portion to be credited to the Deferred Cash Account and the portion to be credited to the Deferred Stock Account.

    (c)
    Default.    If for any reason (including reasons beyond the control of the Participant) a Participant does not clearly and timely make a class year deferral election to defer Annual Fees, the Participant shall be deemed to have elected not to defer any portion of the Annual Fees.

          3.1.2.    Class Year Payment Elections.    Each person who is or may become a Participant for a calendar year may make a class year payment election during the Enrollment Window for that calendar year to be effective with respect to amounts attributable to that calendar year. Each class year payment election shall designate the time and a form for the payment on a basis that is consistent with Section 6.1.

          3.1.3.    General Conditions.    A class year deferral election and a class year payment election shall be effective only if actually received by the Plan Administrator during the Enrollment Window and may be modified at any time and any number of times during the Enrollment Window. Except as expressly provided below, the last such class year deferral election and class year payment election actually received during the Enrollment Window shall be irrevocable as of the end of the Enrollment Window. The class year deferral election and class year payment election shall contain such information as the Plan Administrator may require. The class year deferral election and class year payment election, if any, shall be made in writing upon forms furnished by the Plan Administrator and shall conform to such other procedural and substantive rules consistent with the foregoing as the Plan Administrator shall establish. Class year deferral elections and class year payment elections may be made electronically if and to the extent the Plan Administrator determines from time to time.

        3.2.    Election Upon Initial Participation.    Notwithstanding the foregoing, in accordance with rules that are both consistent with the principles in Section 3.1 and the requirements of section 409A of the Code, the Plan Administrator may permit persons who are about to become Participants for the first time (and have never before been a participant in this Plan or any similar plan for directors) to make a class year deferral election and class year payment election, or both, at times other than during an Enrollment Window. The Plan Administrator's rules shall require at least the following.

  (a)
  This initial election must be received before the date that an individual first becomes a Participant.

  (b)
  This initial election shall be effective for the remainder of the calendar year that includes the date the election is made.

  (c)
  The initial election shall be irrevocable as of the earlier of (i) the date it is accepted by the Plan Administrator, or (ii) the last day before the date the individual becomes a Participant.

        3.3.    Subsequent Changes in Payment Elections.    Notwithstanding the foregoing, after the close of the Election Window for a calendar year, a Participant shall be permitted to change a class year payment election that was affirmatively made or made by default for that calendar year if such election change is made in the manner prescribed by the Plan Administrator and if the following conditions are satisfied.

  (a)
  The change in class year payment election shall not take effect until the date that is twelve (12) months after the date on which the Plan Administrator receives the change.

  (b)
  If the Participant changes the form of payment (e.g., from a lump sum to installments or from a series of installments to a longer or a shorter series of installments), any payment that is made or commenced on account of a Separation from Service or at a specified date, shall be delayed until the date that is five (5) years after the date the payment would otherwise have been made or commenced.

  (c)
  If the Participant changes a specified date of payment, the election change (i) must be received by the Plan Administrator at least twelve (12) months before the date previously specified by the Participant, and (ii) the new specified date shall be at least five (5) years after the date previously specified.

 SECTION 4

ACCOUNTS

        4.1.    Crediting to Accounts.

          4.1.1.    Deferred Cash Account.

    (a)
    Voluntary Deferrals.    The Plan Administrator shall credit to the Deferred Cash Account of each Participant, the dollars, if any, of Annual Fees the Participant elected to defer into the Deferred Cash Account pursuant to Section 3.1.1. Such amount shall be credited as nearly as practicable as of the time or times when the Annual Fees would have been paid to the Participant but for the election to defer.

    (b)
    Interest Credit.    In addition, the Deferred Cash Account shall be credited with interest in accordance with rules established by the Plan Administrator at the Interest Crediting Rate for that calendar year.

          4.1.2.    Deferred Stock Accounts.

    (a)
    Voluntary Deferrals.    The Plan Administrator shall credit to the Deferred Stock Account of each Participant who is a director of the Company, as a number of shares, the number that is equal to

    (i)
    one hundred ten percent (110%), multiplied by

    (ii)
    the dollars, if any, of Annual Fees the Participant elected to defer into the Deferred Stock Account pursuant to Section 3.1.1, divided by

    (iii)
    the Fair Market Value.

      Such number of shares shall be determined and shall be credited as of the time or times when the Annual Fees would have been paid to the Participant but for the election to defer.

    (b)
    Deferred Stock Retainer.    Once each calendar year, as soon as administratively practicable following the Company's annual meeting of stockholders and after the end of any then-existing Blackout Period ~~of July 1 in that year~~, the Plan Administrator shall credit a Deferred Stock Retainer to the Deferred Stock Account of each Participant who is then a director of the Company~~, as a~~. The amount of the annual Deferred Stock Retainer shall be such number of shares~~, the number that is~~ equal to

    (i)
    Such dollar amount as the Board of Directors may from time to time fix for this purpose, divided by

    (ii)
    Fair Market Value.

      In the event that a new director is appointed to the Board of Directors other than at the annual meeting of stockholders, the Plan Administrator shall credit a Deferred Stock Retainer to the Deferred Stock Account of such new director Participant as of such date determined by the Board of Directors which shall be as soon as administratively practicable after the effective date of the new director's appointment and after the end of any then-existing Blackout Period. The amount of the Deferred Stock Retainer to be credited to such new director shall be equal to the annual Deferred Stock Retainer described above, prorated to reflect the actual number of weeks of the fiscal year that the new director served on the Board of Directors.

      Additionally, the Plan Administrator may credit a supplemental Deferred Stock Retainer to the Deferred Stock Account of each Participant who is then a director of the Company, as of such date and in such amount as shall be determined by the Board of Directors, provided that, the date of the Board of Director's determination and the date the amount is to be credited shall not occur during a Blackout Period.

      For the purpose of this section, "Blackout Period" shall mean the period beginning ten business days prior to the end of each fiscal quarter or fiscal year and ending one full trading day after the public announcement of earnings for such quarter or year.

    (c)
    Dividend Equivalents.    In addition, as of the date that any dividends are paid on Common Stock, there shall be credited to the Deferred Stock Account, as a number of shares, the number that is equal to (i) the number of shares held in that Deferred Stock Account on the dividend record date, multiplied by (ii) the dividend per share that is paid, divided by (iii) Fair Market Value.

        4.2.    Other Adjustments.

          4.2.1.    Taxes.    The amount to be credited to each Account and the value of each Account shall be reduced by the amount of federal, state and local income tax and the amount of other taxes that are withheld or paid with respect to such credits and Account, if any.

          4.2.2.    Payments.    Each Participant's Account shall be reduced (or the credits to the Account shall be reduced) by any amount paid to or with respect to the Participant as of the date as of which the payment is made.

        4.3.    Multiple Sub-Accounts.    To the extent the Plan Administrator determines that it is necessary or useful to the administration of this Plan, the Plan Administrator may cause multiple Deferred Cash Accounts and Deferred Stock Accounts to be established for each Participant. To the extent the Plan Administrator determines that it is necessary or useful to the administration of Accounts under this Plan, the Plan Administrator shall adopt such other rules and policies supplemental to and consistent with the express terms of this Plan Statement as it believes appropriate.

        4.4.    Maximum Number of Shares.

          4.4.1.    Limitation.    Subject to adjustment as provided below, the maximum number of shares of Common Stock that may be credited under this Plan (including those credited under the "Supervalu Inc. Non-Employee Directors Deferred Stock Plan" before it was merged with and into this Plan), is two million eight hundred thousand (2,800,000) shares ~~five hundred thousand (500,000) shares. To the extent that limitation would be exceeded, (i) the Annual Fees the Participant elected to defer into the Deferred Stock Account pursuant to Section 3.1.1 shall instead be deferred into the Deferred Cash Account and (ii) the awards under Section 4.1.2(b) shall not be made~~.

          4.4.2.    Recapitalization.    If the Company shall at any time increase or decrease the number of its outstanding shares of Common Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other payment upon such shares payable in Common Stock, or through a stock split, subdivision, consolidation, combination, reclassification, or recapitalization involving the Common Stock, then the numbers, rights, and privileges of the shares credited under the Plan shall be increased, decreased, or changed in like manner as if such shares had been issued and outstanding, fully paid, and nonassessable at the time of such occurrence.

SECTION 5

VESTING

        5.1.    Vesting.    Except as elsewhere specifically provided, the Deferred Cash Account and the Deferred Stock Account of each Participant shall be fully (100%) vested and nonforfeitable at all times.

        5.2.    Forfeiture for Early Termination.    If, after receiving a Deferred Stock Retainer ~~credit to the Deferred Stock Account~~ pursuant to Section 4.1.2(b), a ~~the~~ Participant shall cease to serve on the Board of Directors prior to the Company's next annual meeting of stockholders for any reason other than death or permanent disability, then such Participant~~'s Deferred Stock Account shall be reduced by the sum of (i) that number of shares which is equal to one twelfth (1/12th) of the shares awarded as of the prior July 1 for each full calendar month during which the~~ shall forfeit (i) the prorated portion of the Deferred Stock Retainer credited to such Participant at any time after the prior annual meeting of stockholders pursuant to Section 4.1.2(b) that is calculated based on the number of full calendar months that such Participant did not serve ~~as a director of the Company after that July 1 and before the next annual meeting~~ on the Board of Directors after such shares were awarded, and (ii) any dividends credited on that number of shares specified in (i) above ~~during the period that the Participant did not serve as a director of the Company~~. For purposes of computing the Deferred Stock Retainer credits which shall be forfeited pursuant to this section, the monthly period shall start on the first day of the month following the Participant's departure from the Board of Directors.

 SECTION 6

PAYMENTS

        6.1.    Separation from Service Payments.    Upon the occurrence of a Separation from Service effective as to a Participant, the Plan Administrator shall cause the Company to make or commence payment such Participant's Deferred Cash Account and Deferred Stock Account (reduced by the amount of any applicable payroll, withholding and other taxes, if any) at the time and in the form designated by the Participant in a class year payment election or subsequent payment election as the case may be. The Plan Administrator may require that the Participant complete various forms and furnish documentation to the Plan Administrator.

          6.1.1.    Form of Payment.    In each class year payment election, a Participant may designate that payment of all amounts attributable to the calendar year for which it is made shall be paid to the Participant, if then living, in one of the following forms.

    (a)
    Lump Sum.    Payment may be made in a single lump sum.

    (b)
    Installments.    Payment may be made in fifteen (15) or fewer annual installments.

          6.1.2.    Time of Payment.    In each class year payment election, a Participant may designate that payment shall be made (i.e., lump sum) or commenced (i.e., installments) to the Participant, if then living, under one of the following rules.

    (a)
    Specified Date.    If the Participant's class year payment election designates that payment is to be made or commenced on a specified date, payment shall be made or commenced during the month of January specified by the Participant in the class year payment election.

    (b)
    Separation from Service.    If the Participant's class year payment election designates that payment is to be made on account of Separation from Service, payment shall be made or commenced during the month of January in the calendar year following the calendar year in which the Participant's Separation from Service occurs.

          6.1.3.    Default.    If for any reason (including reasons beyond the control of the Participant) the class year payment election is not clearly and timely made to the contrary, it shall be deemed to have been an election that payment be made in a single lump sum during the month of January in the calendar year following the calendar year in which the Participant's Separation from Service occurs.

        6.2.    Payment Upon Death.    If any payment is due under this Plan after the death of the Participant, it shall be paid to the Participant's Beneficiary (and not to the Participant's estate or any other person) as follows.

          6.2.1.    Continued Installments.    If payment had commenced to the deceased Participant before his or her death in annual installments as specified above (i.e., the Participant had received at least one installment payment), payment to the Beneficiary shall be made in a series of annual installments payable over the remainder of the period.

          6.2.2.    Lump Sum.    In all other circumstances payment shall be made to the Beneficiary in a single lump sum payment during the month of January in the calendar year following the calendar year in which the Participant dies.

          6.2.3.    Pending at Death.

    (a)
    Participant's Death.    If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the amount to be paid to the Beneficiary (and shall not be paid to the Participant's estate).

    (b)
    Beneficiary's Death.    If a Beneficiary who is entitled to one or more payments dies before receiving all payments, the remaining payments shall be paid to the Beneficiary's estate as nearly as practicable at the same time as they would have been paid to the Beneficiary.

        6.3.    Installment Amounts.    The amount of each annual installment shall be determined by dividing the amount of the Account as of immediately preceding the date the installment is to be paid by the number of remaining installment payments to be made (including the payment being determined). A series of installment payments shall at all times and for all purposes be treated as an entitlement to a single payment.

        6.4.    Generally Applicable Rules.    The rules of this Section 6.4 shall be applicable to all payments from this Plan.

          6.4.1.    Processing.    The Plan Administrator may require that the Participant and each Beneficiary complete various forms and furnish documentation to the Plan Administrator. A failure to timely complete satisfy these requirements shall result in a forfeiture of payments that would have been due if the requirements had been satisfied in a timely manner.

          6.4.2.    Code §162(m) Delay.    Notwithstanding the forgoing, payment will be delayed when the Company reasonably anticipates that the Company's federal income tax deduction with respect to such payment otherwise would be limited or eliminated by application of section 162(m) of the Code. The payment shall thereafter be made at the earliest date at which the Company reasonably anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of section 162(m) of the Code.

          6.4.3.    Six-Month Delay.    Notwithstanding the forgoing, no payment shall be made to any Participant who is a specified employee on account of a Separation from Service until at least six (6) months following that Participant's Separation from Service. On the first business day following the expiration of that six (6) month period, all amounts, if any, that would have been paid during that six (6) months shall be paid to the Participant (adjusted for any interest accruing during that six-month delay) and thereafter all payments shall be made as if there had been no such delay.

    (a)
    Specified Employee.    This Section 6.4.3 shall only apply to a Participant who is who is a specified employee (as that term is defined in section 409A of the Code) if the stock of any of the Company or an Affiliate is publicly traded on an established securities market or otherwise.

    (b)
    Identification Rules.    Specified employees shall be identified (x) on a basis consistent with regulations issued under section 409A, and (y) as required by regulations issued under section 409A, on a basis consistently applied to all plans, programs, contracts, etc. maintained by the Employer that are subject to section 409A. A Participant's status as a specified employee shall be determined once each December 31 based on the facts existing during the year ending on that date. If a Participant is determined to be a specified employee on that date, the Participant shall be treated as a specified employee for the year beginning the following April 1 (and ending on the next succeeding March 31). The six month delay shall apply to that Participant if that Participant's Separation from Service occurs during that April 1 to March 31 year.

          6.4.4.    No Spousal Rights.    No spouse or surviving spouse of a Participant and no person designated to be a Beneficiary shall have any rights or interest in the benefits credited under this Plan including, but not limited to, the right to be the sole Beneficiary or to consent to the designation of Beneficiaries (or the changing of designated Beneficiaries) by the Participant. No spouse, former spouse, Beneficiary or other person shall have any right to participate in any Participant's designation of a time and form of payment.

          6.4.5.    Facility of Payment.    In case of the legal disability, including minority, of an individual entitled to receive any payment under this Plan, payment shall be made, if the Plan Administrator shall be advised of the existence of such condition:

    (a)
    to the duly appointed guardian, conservator or other legal representative of such individual, or

    (b)
    to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant or Beneficiary, provided such person or institution has satisfied the Plan Administrator that the payment will be used for the best interest and assist in the care of such individual, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such individual.

  Any payment made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation of Plan and the Company therefore.

          6.4.6.    Payments in Cash and in Common Stock.    All transactions in the Deferred Cash Account shall be recorded in U.S. dollars and all payments shall be made in U.S. dollars. Transactions in the Deferred Stock Account shall be recorded in U.S. dollars (and U.S. dollars in lieu of fractions shares) and all payments from the Deferred Stock Account shall be made in shares of Common Stock (and U.S. dollars in lieu of any fractional shares).

          6.4.7.    No Other Payment Events.    Payment shall not be made or accelerated upon a ~~of~~ change of control, unforeseeable emergency or disability. Payment shall not be made at a specified date or dates.

        6.5.    Designation of Beneficiaries.

          6.5.1.    Right to Designate.    Each Participant may designate, upon forms to be furnished by and filed with the Plan Administrator, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of such Participant's Account in the event of such Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any spouse, Beneficiary or any other person. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Plan Administrator during the Participant's lifetime. The Plan Administrator may establish rules for the use of electronic signatures.

          6.5.2.    Failure of Designation.    If a Participant:

    (a)
    fails to designate a Beneficiary,

    (b)
    designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

    (c)
    designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

  such Participant's Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic

  Beneficiaries with a member surviving the Participant and (except in the case of surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

    Participant's surviving spouse
    Participant's surviving issue per stirpes and not per capita
    Participant's surviving parents
    Participant's surviving brothers and sisters
    Representative of Participant's estate.

          6.5.3.    Disclaimers by Beneficiaries.    A Beneficiary entitled to a payment of all or a portion of a deceased Participant's Account may disclaim an interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a payment of all or any portion of the Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, an original executed copy of the disclaimer must be both executed and actually delivered to the Plan Administrator after the date of the Participant's death but not later than nine (9) months after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to the Plan Administrator. A disclaimer shall be considered to be delivered to the Plan Administrator only when actually received by the Plan Administrator. The Plan Administrator shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 10.15 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by the Plan Administrator.

          6.5.4.    Definitions.    When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, the following definitions and rules shall be applied.

    (a)
    "Issue" means all persons who are lineal descendants of the person whose issue are referred to, subject to the following:

    (i)
    a legally adopted child and the adopted child's lineal descendants always shall be lineal descendants of each adoptive parent (and of each adoptive parent's lineal ancestors);

    (ii)
    a legally adopted child and the adopted child's lineal descendants never shall be lineal descendants of any former parent whose parental rights were terminated by the adoption (or of that former parent's lineal ancestors); except that if, after a child's parent has died, the child is legally adopted by a stepparent who is the spouse of the child's surviving parent, the child and the child's lineal descendants shall remain lineal descendants of the deceased parent (and the deceased parent's lineal ancestors);

    (iii)
    if the person (or a lineal descendant of the person) whose issue are referred to is the parent of a child (or is treated as such under applicable law) but never received the child into that parent's home and never openly held out the child as that parent's child (unless doing so was precluded solely by death), then neither the child nor the child's lineal descendants shall be issue of the person.

    (b)
    "Child" means an issue of the first generation;

    (c)
    "Per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and

    (d)
    "Survive" and "surviving" mean living after the death of the Participant.

          6.5.5.    Special Rules.    Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

    (a)
    If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

    (b)
    The automatic Beneficiaries specified in Section 6.5.2 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

    (c)
    If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form that is both executed by the Participant and received by the Plan Administrator (i) after the date of the legal termination of the marriage between the Participant and such former spouse and (ii) during the Participant's lifetime.

    (d)
    Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

    (e)
    Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

    (f)
    A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence.

    (g)
    The Plan Administrator shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

SECTION 7

FUNDING OF PLAN

        7.1.    Hedging Investments.    If the Company elects to finance all or a portion of the Company's costs in connection with this Plan through the purchase of life insurance or other investments, the Participant agrees, as a condition of participation in this Plan, to cooperate with the Plan Administrator in the purchase of such investment to any extent reasonably required by the Plan Administrator and relinquishes any claim the Participant or a Beneficiary might have to the proceeds of any such investment or any other rights or interests in such investment. If a Participant fails or refuses to cooperate, then notwithstanding any other provision of this Plan the Plan Administrator shall immediately and irrevocably terminate and forfeit the Participant's entitlement to benefits under this Plan.

        7.2.    Corporate Obligation.    Neither the Company, nor the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~, the Plan Administrator nor any of their directors, officers, agents or directors in any way secure or guarantee the payment of any benefit or amount which may become due and payable hereunder to or with respect to any Participant. Each person entitled or claiming to be entitled at any time to any benefit hereunder shall look solely to the assets of the Company for such payments as an unsecured general creditor. If, or to the extent that, Accounts have been paid to or with respect to a present or former Participant and that payment purports to be the payment of a benefit hereunder, such former Participant or other person or persons, as the case may be, shall have no further right or interest in the other assets of the Company in connection with this Plan. No person shall be under any liability or responsibility for failure to effect any of the objectives or purposes of this Plan by reason of the insolvency of the Company.

 SECTION 8

AMENDMENT AND TERMINATION

        8.1.    Amendment and Termination.

          8.1.1.    Before a Change of Control.    Prior to the occurrence of a Change of Control, the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ may unilaterally amend the Plan Statement prospectively, retroactively or both, at any time and for any reason deemed sufficient by it without notice to any person affected by this Plan and may likewise terminate this Plan both with regard to persons then receiving benefits and persons expecting to receive benefits in the future; provided, however, that:

    (a)
    the benefit, if any, payable to or with respect to a Participant who has had a Separation from Service as of the effective date of such amendment or the effective date of such termination shall not be, without the written consent of the Participant, diminished or delayed by such amendment or termination, and

    (b)
    the benefit, if any, payable to or with respect to each other Participant determined as if such Participant had a Separation from Service on the effective date of such amendment or the effective date of such termination shall not be, without the written consent of the Participant, diminished or delayed by such amendment or termination.

          8.1.2.    After a Change of Control.

    (a)
    Existing Participants.    After the occurrence of a Change of Control, the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ may only amend the Plan Statement or terminate this Plan as applied to Participants who are Participants on the date of the Change of Control if:

    (i)
    all benefits payable to or with respect to persons who were Participants as of the Change of Control (including benefits earned before and benefits earned after the Change of Control) have been paid in full, or

    (ii)
    eighty percent (80%) of all the Participants determined as of the date of the Change of Control give knowing and voluntary written consent to such amendment or termination.

    (b)
    New Participants.    After the occurrence of a Change of Control, as applied to Participants who are not Participants on the date of the Change of Control, the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ may unilaterally amend the Plan Statement prospectively, retroactively or both, at any time and for any reason deemed sufficient by it without notice to any person affected by this Plan and may likewise terminate this Plan.

        8.2.    No Oral Amendments.    No modification of the terms of the Plan Statement or termination of this Plan shall be effective unless it is in writing and signed on behalf of the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ by a person authorized to execute such writing. No oral representation concerning the interpretation or effect of the Plan Statement shall be effective to amend the Plan Statement.

        8.3.    Plan Binding on Successors.    The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), by agreement, to expressly assume and agree to perform this Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

 SECTION 9

DETERMINATIONS—RULES AND REGULATIONS

        9.1.    Determinations.    The Plan Administrator shall make such determinations as may be required from time to time in the administration of this Plan. The Plan Administrator shall have the discretionary authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under this Plan, including but not limited to the entitlement of Participants and Beneficiaries, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

        9.2.    Rules and Regulations.    Any rule not in conflict or at variance with the provisions hereof may be adopted by the Plan Administrator.

        9.3.    Method of Executing Instruments.    Information to be supplied or written notices to be made or consents to be given by the Company, the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~, the Plan Administrator or any other person pursuant to any provision of the Plan Statement may be signed in the name of the Company, the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~, the Plan Administrator or any other person by any officer or other person who has been authorized to make such certification or to give such notices or consents.

        9.4.    Claims Procedure.    Until modified by the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~, the claim and review procedures set forth in this Section shall be the mandatory claim and review procedures for the resolution of disputes and disposition of claims filed under the Plan. Any application for a payment or withdrawal shall be considered as a claim for the purposes of this Section.

          9.4.1.    Initial Claim.    An individual may, subject to any applicable deadline, file with the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ a written claim for benefits under the Plan in a form and manner prescribed by the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~.

    (a)
    If the claim is denied in whole or in part, the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ shall notify the claimant of the adverse benefit determination within ninety (90) days after receipt of the claim.

    (b)
    The ninety (90) day period for making the claim determination may be extended for ninety (90) days if the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ determines that special circumstances require an extension of time for determination of the claim, provided that the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ notifies the claimant, prior to the expiration of the initial ninety (90) day period, of the special circumstances requiring an extension and the date by which a claim determination is expected to be made.

          9.4.2.    Notice of Initial Adverse Determination.    A notice of an adverse determination shall set forth in a manner calculated to be understood by the claimant:

    (a)
    the specific reasons for the adverse determination;

    (b)
    references to the specific provisions of the Plan Statement (or other applicable Plan document) on which the adverse determination is based;

    (c)
    a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary; and

    (d)
    a description of the claim and review procedures, including the time limits applicable to such procedure.

          9.4.3.    Request for Review.    Within sixty (60) days after receipt of an initial adverse benefit determination notice, the claimant may file with the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ a written request for a review of the adverse determination and may, in connection therewith submit written comments, documents, records and other information relating to the claim benefits. Any request for review of the initial adverse determination not filed within sixty (60) days after receipt of the initial adverse determination notice shall be untimely.

          9.4.4.    Claim on Review.    If the claim, upon review, is denied in whole or in part, the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ shall notify the claimant of the adverse benefit determination within sixty (60) days after receipt of such a request for review.

    (a)
    The sixty (60) day period for deciding the claim on review may be extended for sixty (60) days if the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ determines that special circumstances require an extension of time for determination of the claim, provided that the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ notifies the claimant, prior to the expiration of the initial sixty (60) day period, of the special circumstances requiring an extension and the date by which a claim determination is expected to be made.

    (b)
    In the event that the time period is extended due to a claimant's failure to submit information necessary to decide a claim on review, the claimant shall have sixty (60) days within which to provide the necessary information and the period for making the claim determination on review shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information or, if earlier, the expiration of sixty (60) days .

    (c)
    The Corporate Governance and Nominating Committee's ~~Director Affairs Committee's~~ review of a denied claim shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

          9.4.5.    Notice of Adverse Determination for Claim on Review.    A notice of an adverse determination for a claim on review shall set forth in a manner calculated to be understood by the claimant:

    (a)
    the specific reasons for the denial;

    (b)
    references to the specific provisions of the Plan Statement (or other applicable Plan document) on which the adverse determination is based;

    (c)
    a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

    (d)
    a statement describing any voluntary appeal procedures offered by the Plan and the claimant's right to obtain information about such procedures.

        9.5.    Rules and Regulations.

          9.5.1.    Adoption of Rules.    Any rule not in conflict or at variance with the provisions hereof may be adopted by the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~.

          9.5.2.    Specific Rules.

    (a)
    No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the established claim procedures. The Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ upon request.

    (b)
    All decisions on claims and on requests for a review of denied claims shall be made by the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ unless delegated in which case references in this Section 9 to the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ shall be treated as references to the Corporate Governance and Nominating Committee's ~~Director Affairs Committee's~~ delegate. Such delegation may be implied or inferred. If the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ does delegate the decision, all references to the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ in Section 9 shall be treated as references to the Corporate Governance and Nominating Committee's ~~Director Affairs Committee's~~ delegate.

    (c)
    Claimants may be represented by a lawyer or other representative at their own expense, but the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ reserves the right to require the claimant to furnish written authorization and establish reasonable procedures for determining whether an individual has been authorized to act on behalf of a claimant. A claimant's representative shall be entitled to copies of all notices given to the claimant.

    (d)
    The decision of the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ on a claim and on a request for a review of a denied claim may be provided to the claimant in electronic form instead of in writing at the discretion of the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~.

    (e)
    In connection with the review of a denied claim, the claimant or the claimant's representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits.

    (f)
    The time period within which a benefit determination will be made shall begin to run at the time a claim or request for review is filed in accordance with the claims procedures, without regard to whether all the information necessary to make a benefit determination accompanies the filing.

    (g)
    The claims and review procedures shall be administered with appropriate safeguards so that benefit claim determinations are made in accordance with governing plan documents and, where appropriate, the plan provisions have been applied consistently with respect to similarly situated claimants.

    (h)
    For the purpose of this Section, a document, record, or other information shall be considered "relevant" if such document, record, or other information: (i) was relied upon in making the benefit determination; (ii) was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; (iii) demonstrates compliance with the administration processes and safeguards designed to ensure that the benefit claim determination was made in accordance with governing plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants; and (iv) constitutes a statement of policy or guidance with respect to the Plan concerning the denied treatment option or benefit for the claimant's diagnosis, without regard to whether such advice or statement was relied upon in making the benefit determination.

    (i)
    The Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ may, in its discretion, rely on any applicable statute of limitation or deadline as a basis for denial of any claim.

          9.5.3.    Limitations and Exhaustion.

    (a)
    No claim shall be considered under these administrative procedures unless it is filed with the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ within two (2) years after the Participant knew (or reasonably should have known) of the general nature of the dispute giving rise to the claim. Every untimely claim shall be denied by the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ without regard to the merits of the claim.

    (b)
    No suit may be brought by or on behalf of any Participant or Beneficiary on any matter pertaining to this Plan unless the action is commenced in the proper forum before the earlier of:

    (i)
    three (3) years after the Participant knew (or reasonably should have known) of the general nature of the dispute giving rise to the action, or

    (ii)
    sixty (60) days after the Participant has exhausted these administrative procedures.

    (c)
    These administrative procedures are the exclusive means for resolving any dispute arising under this Plan insofar as the dispute pertains to any matter that arose more than one hundred twenty (120) days before a Change of Control. As to such matters:

    (i)
    no Participant or Beneficiary shall be permitted to litigate any such matter unless a timely claim has been filed under these administrative procedures and these administrative procedures have been exhausted; and

    (ii)
    determinations by the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ (including determinations as to whether the claim was timely filed) shall be afforded the maximum deference permitted by law.

    (d)
    These administrative procedures are not exclusive insofar as they pertain to any matter that arose after the Change of Control or within the one hundred twenty (120) days before the Change of Control. As to such matters:

    (i)
    a Participant shall not be required to exhaust these administrative remedies;

    (ii)
    if there is litigation regarding the benefits payable to or with respect to a Participant, notwithstanding Section 9.1, determinations by the Corporate Governance and Nominating Committee ~~Director Affairs Committee~~ (including determinations regarding when any matter arose) shall not be afforded any deference and the matter shall be heard de novo; and

      (iii)
      if a Participant successfully litigates, in whole or in part, any claim for benefits under this Plan, the court shall award reasonable attorney's fees and costs of the action to the Participant.

    (e)
    For the purpose of applying the deadlines to file a claim or a legal action, knowledge of all facts that a Participant knew or reasonably should have known shall be imputed to every claimant who is or claims to be a Beneficiary of the Participant or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.

    (f)
    All litigation in any way related to the Plan (including but not limited to any and all claims) must be filed in a court of competent jurisdiction within the State of Minnesota.

SECTION 10

PLAN ADMINISTRATION

        10.1.    The Company.

          10.1.1.    Officers.    Except as hereinafter provided, functions generally assigned to the Company and functions generally assigned to the Plan Administrator shall be discharged by its principal human resources officer of the Company unless delegated and allocated as provided herein.

          10.1.2.    Chief Executive Officer.    Except as hereinafter provided, the Chief Executive Officer of the Company may delegate or redelegate and allocate and reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or directors, such functions assigned to the Company generally hereunder as the Chief Executive Officer may from time to time deem advisable.

          10.1.3.    Board of Directors.    Notwithstanding the foregoing, the Board of Directors shall have the exclusive authority, which may not be delegated except to a committee comprised solely of members of the Board of Directors, to amend the Plan Statement and to terminate this Plan.

        10.2.    Conflict of Interest.    If any individual to whom authority has been delegated or redelegated hereunder shall also be a Participant in this Plan, such Participant shall have no authority with respect to any matter specially affecting such Participant's individual interest hereunder or the interest of a person superior to him or her in the organization (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to other individuals as the case may be, to the exclusion of such Participant, and such Participant shall act only in such Participant's individual capacity in connection with any such matter.

 SECTION 11

CONSTRUCTION

        11.1.    ERISA Status.    This Plan is adopted with the understanding that it is an unfunded plan maintained exclusively for the purpose of providing deferred compensation for persons none of whom are employees. Because this Plan does not benefit any employee, this Plan is not subject to Employee Retirement Income Security Act of 1974, as amended. Each provision shall be interpreted and administered accordingly.

        11.2.    IRC Status.    This Plan is intended to be a nonqualified deferred compensation arrangement. The rules of section 401(a) et. seq. of the Code shall not apply to this Plan. This Plan is intended to comply with the requirements of section 409A of the Code and this Plan Statement shall be construed and administered accordingly. It is expressly intended that for purposes of section 409A of the Code this Plan be considered two account balance plans. The first consists of amounts deferred at the election of the Participant (i.e., amounts attributable to the voluntary deferrals into the Deferred Cash Account and/or the Deferred Stock Account). The second consists of amounts deferred other than at the election of the Company (i.e., amounts attributable to Deferred Stock Retainer awards into the Deferred Stock Account). Neither the Company nor any of its officers, directors, agents or affiliates shall be obligated, directly or indirectly, to any Participant or any other person for any taxes, penalties, interest or like amounts that may be imposed on the Participant or other person on account of any amounts due or paid under this Plan or on account of any failure to comply with any of such Code sections.

        11.3.    Effect on Other Plans.    This Plan shall not alter, enlarge or diminish any person's employment rights or obligations or rights or obligations under any other qualified or nonqualified plan without regard to whether it is subject to section 409A of the Code. It is specifically contemplated that such other plans will, from time to time, be amended and terminated. Nothing in this Plan Statement shall be interpreted or relied upon as a basis to amend, modify, accelerate or defer, or otherwise change any credits to or payments that may be due from any other deferred compensation plan subject to section 409A of the Code.

        11.4.    Disqualification.    Notwithstanding any other provision of the Plan Statement or any election or designation made under this Plan, any individual who feloniously and intentionally kills a Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for this purpose. In the absence of a conviction of felonious and intentional killing, the Plan Administrator shall determine whether the killing was felonious and intentional for this purpose.

        11.5.    Rules of Document Construction.

  (a)
  Birthdays and Age.    An individual shall be considered to have attained a given age on such individual's birthday for that age (and not on the day before). The anniversary of any event (e.g., a birthday) occurring on February 29 in a leap year shall be considered to have occurred on February 28 in each year that is not a leap year.

  (b)
  Plurals and Gender.    Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to the entire Plan Statement and not to any particular paragraph or Section of the Plan Statement unless the context clearly indicates to the contrary.

  (c)
  Titles.    The titles given to the various Sections of the Plan Statement are inserted for convenience of reference only and are not part of the Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof.

  (d)
  Nonduplication.    Notwithstanding any thing apparently to the contrary contained in the Plan Statement, the Plan Statement shall be construed and administered to prevent the duplication of benefits provided under this Plan and any other qualified or nonqualified plan maintained in whole or in part by the Company.

        11.6.    References to Laws.    Any reference in the Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation unless, under the circumstances, it would be inappropriate to do so. The terms "spouse," "nonspouse," "married," "surviving spouse," and other similar terms shall be construed, interpreted and applied on a basis consistent with the federal statute known as the Defense of Marriage Act.

        11.7.    Receipt of Documents.    If a form or document must be filed with or received by the Plan Administrator or other person (the "appropriate entity"), it must be actually received by the appropriate entity to be effective. The determination of whether or when a form or document has been received by the appropriate entity shall be made by the Plan Administrator on the basis of what documents are acknowledged by the appropriate entity to be in its actual possession without regard to a "mailbox rule" or similar rule of evidence. The absence of a document in the appropriate entity's records and files shall be conclusive and binding proof that the document was not received by the appropriate entity.

        11.8.    Effect on Director Status.    Neither the terms of the Plan Statement nor the benefits under this Plan nor the continuance thereof shall be a term of the engagement of any director. The Company shall not be obliged to continue this Plan. The terms of this Plan shall not give any director the right to be retained in the service of the Company. This Plan is not and shall not be deemed to constitute a contract of employment between the Company and any director or other person, nor shall anything herein contained be deemed to give any director or other person any right to be retained in the Company's employ or in any way limit or restrict the Company's right or power to discharge any director or other person at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant in this Plan.

        11.9.    Choice of Law.    Except to the extent that federal law is controlling, this Plan Statement be construed and enforced in accordance with the laws of the State of Minnesota (without regard to conflict of laws principles).

        11.10.    Delegation.    No person shall be liable for an act or omission of another person with regard to a responsibility that has been allocated to or delegated to such other person pursuant to the terms of the Plan Statement or pursuant to procedures set forth in the Plan Statement. Whenever any authority, function or responsibility is delegated from one person to another, the discretion possessed by the person making the delegation shall be fully assigned to the person receiving the delegation unless a contrary intention is clearly expressed in the delegation.

        11.11.    Tax Withholding.    The Company (or any other person legally obligated to do so) shall withhold the amount of any federal, state or local income tax, payroll tax or other tax required to be withheld under applicable law with respect to any amount payable under this Plan. All benefits otherwise due hereunder shall be reduced by the amount to be withheld.

        11.12.    Expenses.    All expenses of administering the benefits due under this Plan shall be borne by the Company. The Accounts of Participants shall not be charged for those expenses.

        11.13.    Service of Process.    In the absence of any designation to the contrary by the Plan Administrator, the Secretary of the Plan Administrator is designated as the appropriate and exclusive agent for the receipt of service of process directed to this Plan in any legal proceeding, including arbitration, involving this Plan.

        11.14.    Spendthrift Provision.    No Participant or Beneficiary shall have any interest in any Account which can be transferred nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Company. The Plan Administrator shall not recognize any such effort to convey any interest under this Plan. No benefit payable under this Plan shall be subject to attachment, garnishment, execution following judgment or other legal process before actual payment to such person.

        The power to designate Beneficiaries to receive the Account of a Participant in the event of such Participant's death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber such Participant's Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Company.

        This section shall not prevent the Plan Administrator from exercising, in its discretion, any of the applicable powers and options granted to it upon the occurrence of a Separation from Service, as such powers may be conferred upon it by any applicable provision hereof.

        11.15.    Certifications.    Information to be supplied or written notices to be made or consents to be given by the Plan Administrator pursuant to any provision of this Plan may be signed in the name of the Plan Administrator by any officer who has been authorized to make such certification or to give such notices or consents.

        11.16.    Errors in Computations.    Participants shall be obligated to furnish such information (including but not limited to current mailing addresses, social security numbers, marital status, dates of birth and the like) as the Plan Administrator may from time to time require for the effective and efficient administration of this Plan. The Plan Administrator shall not be liable or responsible for any error in the computation of any benefit payable to or with respect to any Participant resulting from any misstatement of fact made by the Participant or by or on behalf of any survivor to whom such benefit shall be payable, directly or indirectly, to the Plan Administrator, and used by the Plan Administrator in determining the benefit. The Plan Administrator shall not be obligated or required to increase the benefit payable to or with respect to such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the benefit of any Participant which is overstated by reason of any such misstatement or any other reason shall be reduced to the amount appropriate in view of the truth and the Plan Administrator may recover any prior overpayment and pursue all other remedies that may be available.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 16, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/svu You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 16, 2012. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SUPERVALU INC. 7075 FLYING CLOUD DRIVE EDEN PRAIRIE, MN 55344 M47527-P27686-Z58002 SUPERVALU INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. Election of Directors Nominees: 1a. Donald R. Chappel For Against Abstain 1b. Irwin S. Cohen 1j. Wayne C. Sales 1c. Ronald E. Daly 1k. Kathi P. Seifert 1d. Susan E. Engel 2. Ratification of appointment of KPMG LLP as independent registered public accountants 1e. Philip L. Francis 3. To approve, by non-binding vote, the executive compensation as disclosed in the proxy statement 1f. Edwin C. Gage 1g. Craig R. Herkert 4. To approve the SUPERVALU INC. 2012 Stock Plan 5. To approve the amendment of the Directors' Deferred Compensation Plan 1h. Steven S. Rogers 6. To approve the amendment to the Restated Certificate of Incorporation to reduce the supermajority voting thresholds 1i. Matthew E. Rubel 7. To approve the amendment to the Restated Bylaws to reduce the supermajority voting thresholds For address changes and/or comments, please check this box and write them on the back where indicated. 8. To approve the amendment to the Restated Certificate of Incorporation to change the par value of the common stock Please indicate if you plan to attend this meeting. No Yes 9. To transact such other business as may properly come before the meeting or any adjournment thereof Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

ANNUAL MEETING OF STOCKHOLDERS July 17, 2012 10:30 a.m. Sheraton Westport Lakeside Chalet 191 Westport Plaza St. Louis, Missouri 63146 Please bring a current brokerage statement, letter from your stockbroker or other proof of stock ownership to the meeting. Refreshments will be available before the Meeting. This Proxy is solicited on behalf of the Board of Directors of the Company. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. M47528-P27686-Z58002 This Proxy is solicited on behalf of the Board of Directors of the Company. As the stockholder named on this card, you hereby appoint Craig R. Herkert and Todd N. Sheldon, and each of them, as your proxy, with power of substitution, to vote the shares of SUPERVALU common stock at the Annual Meeting as directed on the reverse side. These proxies may also vote, in their discretion, upon all other matters that may properly come before the Annual Meeting, or any adjournment or adjournments thereof. The shares will be voted as if you were personally present at the Annual Meeting. All former proxies are revoked. If not otherwise specified, the shares will be voted as recommended by the Directors. Voting Instructions - You may vote by mail, telephone or Internet. Please follow the instructions on the reverse side of this card. SUPERVALU Employees - If you are a current or former employee of SUPERVALU and own shares of SUPERVALU common stock through a SUPERVALU employee benefit plan, the share ownership as of May 22, 2012 is shown on this card. Your vote will provide voting instructions to the trustees of the plans. If no instructions are given, the trustees will vote the shares pursuant to the terms of the plans, the trustee will vote shares as to which no directions are received in the same ratio as shares with respect to which directions have been received from other participants, unless contrary to applicable law. The voting deadline for participants in SUPERVALU employee benefit plans is at 12:00 a.m. Eastern Time on July 16, 2012. Householding - If you share the same address and last name as other SUPERVALU stockholders, only one copy of SUPERVALU's Annual Report and Proxy Statement has been mailed to your address. Proxy cards for each SUPERVALU stockholder residing at your address have been mailed under separate cover. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side.